                                            ATLAS FUNDS

                                     Semi-Annual Report

                                          June 30, 2001

                          The Investments You Want From
             The People You Trust-Registered Trademark-

                                   [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman of the Board and Chief Executive
Officer.....................................................  2

Atlas Stock and Bond Fund Total Returns.....................  8

Statements of Investments in Securities and Net Assets......  9

Statements of Assets and Liabilities........................  36

Statements of Operations....................................  38

Statements of Changes in Net Assets.........................  40

Financial Highlights........................................  44

Notes to Financial Statements...............................  52

S&P 500 Index Master Portfolio..............................  62

                                  We Want You
                                   To Know...

Atlas Funds are not FDIC-
insured and are not deposits
or obligations of, or guar-
anteed by World Savings.
Mutual fund returns and
principal value will vary
and you may have a gain
or loss when you sell.

Atlas Funds are distributed by Atlas Securities,
Inc. (dba Atlas Funds Distributors, Inc. in
Arizona) This material should be preceded or accompanied by a current Atlas Funds prospectus.

[LOGO]

            From the office of Marion O. Sandler
            Chairman of the Board and Chief Executive Officer

            Dear Valued Shareholder,

               The first six months of 2001 were a challenging time for
            most investors. The U.S. economy continued to slow, earnings fell short of expectations across a wide variety of industries, and the prices of many stocks were negatively impacted. During the second quarter, consumer confidence fell to a five-year low, and rising gas and energy prices pushed inflation, as measured by the Consumer Price Index, to an annualized rate of 3.2%. By the end of June, the growth rate had reached a near standstill, and the unemployment rate, which began the year at 4.0%, had risen to 4.5%.

               In response to volatile equity markets, weak corporate
            earnings, and poor economic indicators, the Federal Reserve Board (the "Fed") embarked on the most aggressive easing of monetary policy in nearly 20 years. The Fed lowered short-term interest rates six times in six months, for a total decrease of 2.75%. At the end of the first half, the Federal Funds Rate stood at 3.75%, its lowest level in seven years. The rate on six-month Treasury bills had fallen to 3.64%, compared with 5.70% at the beginning of the year.

               The Fed's actions seemed to calm the fears of consumers,
            who were a major force in keeping the economy out of recession. Sales of new and existing homes advanced 8% and 2.5%, respectively, over the same period in 2000, and new car sales were on track for the third-best year ever. Retail sales, boosted by the strong sales in autos, advanced at an annual rate of 4% over the prior year.

                                The Markets Year To Date

               All of the major stock market indices declined in the
            first quarter and posted modest recoveries in the second. By the end of the first half, equity markets had rebounded enough to offset some of the losses experienced early in the year, but not enough to put performance numbers back into positive territory. The Dow Jones Industrial Average (the
            Dow) posted a six-month total return of -1.8%, while the Standard and Poor's 500 Index (S&P 500) fell -6.7% and the hard-hit NASDAQ Composite Index lost -12.4%. However, the second quarter saw the first positive returns for the S&P 500 and the NASDAQ since the first quarter of 2000, and the Dow had its best quarter since the end of 1999. Second quarter returns were +5.8%, +17.5%, and +6.7%, respectively.

               Not surprisingly, the technology sector suffered the
            biggest price declines during the first half. Falling sales in computers and telecommunications led to declining profits, rising inventories, and cutbacks in production. These industries were severely impacted as America's businesses cut capital investment in software and equipment. The back-to-back decreases in capital spending in fourth quarter 2000 and first quarter 2001 were the first consecutive declines since the 1990-91 recession.

2
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               The economic downturn in the U.S. put pressure on
            corporate earnings and stock markets worldwide. The sharp and prolonged declines in prices for technology, telecommunications, and media stocks spread to markets around the world. In Japan, renewed concerns emerged about the precarious health of the banking system. In Europe, a number of positive trends -- ongoing tax reform, low inflation, and declining interest rates -- spurred increases in economic growth and consumer confidence, offsetting some of the negative impact of the U.S. economy. Continued weakness in the Euro, the common currency of the European Monetary Union, provided a cost advantage for many European exporters. In Latin America, some countries, particularly Mexico and Brazil, benefited from lower U.S. interest rates.

               Bonds continued to hold strong appeal for investors, who
            sought a safe haven from falling stock prices. Strong demand, combined with monetary easing from the Federal Reserve, pushed most bond prices higher, and all the major fixed income sectors experienced positive total returns. Most of the gains came in the first quarter as the market responded to weakness in equities and aggressive early moves by the Fed. High-yield bonds surged early in the year, then gave back most of their gains as concerns about credit quality and corporate earnings, particularly in the telecommunications sector, increased. The municipal bond market experienced modest returns. Strong investor demand for tax-free investments was met with an increasing supply of new issues, as municipalities took advantage of lower interest rates to refinance older debt. In the government sector, although short-term rates fell dramatically, yields on ten-year Treasuries rose slightly from 5.11% at the beginning of the year to 5.40% at the end of June.

               As the first half ended, investors were cautious as they
            waited for better news on corporate earnings. While the economy was clearly not out of the woods, many investment professionals expected earnings to improve late this year or early in 2002. It was thought that the Fed's interest rate cuts, which are widely believed to take six months to a year to have an effect, would begin to stimulate the economy. Federal income tax refunds during the second half could also have a positive impact. At the end of June, many advisers still believed the U.S. would avoid a full-blown recession.

               The following sections provide a discussion of the Atlas
            Funds for the first half of 2001. Total returns are for the six-month period, unless otherwise noted. Of course, past performance is no guarantee of future results.

                                      Stock Funds

               The Emerging Growth Fund produced a total return of 2.07%.
            Although the slowing economy had a negative impact on many small-capitalization growth stocks, the fund was able to buck the trend and turn in a positive performance. The fund seeks to invest in fast-growing companies with solid fundamentals, innovative products and services, and strong management teams. Most of the companies believed to meet these criteria were in technology, healthcare, and consumer products, and at the end of second quarter approximately 84% of the portfolio was invested in these sectors. The fund's manager believes that many small-cap growth stocks are very attractively priced, especially when compared to larger companies, and are poised for a pronounced recovery when the economy begins to improve.

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               The Balanced Fund also ended the first half in positive
            territory with a total return of 1.48%. The fund's goals are long-term growth, current income, and capital preservation, and it invests in a diversified portfolio of stocks and government and investment grade corporate bonds. In selecting stocks, the manager looks for companies that offer attractive growth potential at a reasonable price. This approach limited the impact of volatility in the technology sector by steering the fund away from speculative, highly valued technology stocks. In response to a weakening economy, the fund reduced positions in companies that exhibited slowing earnings growth and focused on those, such as AOL Time Warner, that were well positioned to continue growing in a challenging environment. At the end of June, the portfolio was 58% in stocks, 38% in bonds, and 4% in cash.

               The S&P 500 Index Fund fell -6.95% during the first two
            quarters. The fund seeks to track the Standard & Poor's 500 Index, which consists of the stocks of 500 of the largest publicly traded domestic companies.(1) Most of the industry sectors within the index delivered negative returns for the first half. The biggest declines were in technology, which was also the largest component of the index, accounting for 18.5% on June 30. Losses in the technology sector were partially offset by strong returns in some of the largest companies. Microsoft, AOL Time Warner, and IBM, which in total represent about 7.5% of the index, rebounded 68.30%, 52.30% and 33.25%, respectively.

               The Global Growth Fund returned -8.03% for the first half, as the severe slowdown in the U.S. contributed to volatile markets both at home and abroad. The fund pursues growth companies around the world that may benefit from key trends -- including new technologies, mass affluence, corporate restructuring, and aging populations. Investing in the fund involves special risks, such as currency fluctuations and political uncertainty. Early in 2001, the fund's manager took a defensive approach by reducing exposure to the overheated technology sector and increasing holdings in consumer stocks, industrial stocks, and healthcare. For the six-month period, the fund benefited from good stock selection in financials and healthcare, and was hurt by its technology holdings. At the end of second quarter, the manager believed that economic conditions in Europe were stabilizing, and that the global market environment was excellent for buying high-quality companies at attractive prices. On June 30, for the 27th consecutive month, the Global Growth Fund was awarded a 5-star rating by MORNINGSTAR, placing it in the top 10% of 1,313 international equity funds.(2)

               The Growth and Income Fund returned -9.56% through June
            30. The fund's strategy of diversifying among both growth and value stocks enabled the fund's manager to position the fund somewhat defensively and avoid some of the losses experienced by more aggressive growth funds. During the first half, the manager looked for growth companies with steady, predictable earnings, rather than the fast-growing companies that were hardest hit by the weakened economy. On the value side, he focused on companies that appeared well positioned for upturns. He sharply reduced holdings in technology, limiting losses in that sector,

             (1) The S&P 500 Index Fund invests all of its assets in a
                 separate mutual fund, the Master Portfolio, which has the same investment objective. "Standard & Poor's(-Registered Trademark-)," "S&P(-Registered
                 Trademark-)," "S&P 500(-Registered Trademark-)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

            and sought out attractive opportunities in financial stocks, capital goods, consumer goods, and utilities. While his longer-term outlook for the U.S. economy and the technology sector is strongly positive, he intends to approach growth stocks with caution in the near term. On June 30, the Growth and Income Fund received a 4-star rating from MORNINGSTAR, placing it in the top third of 4,473 domestic equity funds.(2)

               The Strategic Growth Fund suffered during the first half
            as a result of a pronounced downturn in the growth stocks in which it invests, and its value fell -20.95% for the period. The fund began the year with a fairly heavy position in technology stocks, and as the economy worsened, the fund's manager shifted emphasis toward companies he believed could better sustain earnings in a weak economy. He found many of these in the financial and healthcare industries. By focusing on predictable revenues rather than high rates of growth, the fund reduced its level of risk and volatility while retaining its growth-oriented strategy. The manager, however, did not completely abandon the technology sector, which he believed to offer excellent long-term growth opportunities. While holdings were reduced, the fund maintained a significant position in broadband stocks in order to take advantage of their long-term potential.

                                       Bond Funds

               Benefiting from a favorable market for mortgage-backed
            securities, the U.S. Government and Mortgage Securities Fund produced a total return of 3.18% for the first half. FOR THE YEAR ENDED JUNE 30, the return was 10.18%. The fund has continued to produce outstanding yields for investors, and at the end of the second quarter, the 30-day yield was an attractive 5.80%. Throughout its history, the portfolio has remained invested in mortgage-backed securities rated AAA or the equivalent. On June 30, the fund received an overall rating of four stars from MORNINGSTAR for risk-adjusted total return, placing in the top third of 1,809 taxable bond funds.(2)

               The National Municipal Bond Fund returned 2.66% for the
            six-month period and 9.86% FOR THE YEAR ENDED JUNE 30. At the end of the second quarter, the fund's tax-free yield was

             (2) For each fund with at least a three-year history,
                 Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting the excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. The Global Growth Fund was rated against the following numbers of U.S.-domiciled international equity funds over the following time periods: 1,313 funds in the last 3 years and 837 funds in the last 5 years. With respect to these international equity funds, the Global Growth Fund received a Morningstar Rating of 5 stars for the 3- and 5-year periods. The Growth and Income Fund was rated against 4,473, 2,722, and 864 domestic equity funds for the past 3, 5, and 10 years and received 4 stars, 4 stars, and 3 stars. The U.S. Government and Mortgage Securities Fund was rated against 1,809, 1,320, and 416 taxable bond funds for 3, 5, and 10 years and received 4 stars, 4 stars, and 4 stars. The California Municipal Bond Fund was rated against 1,681, 1,450, and 455 municipal bond funds for 3, 5, and 10 years and received 4 stars, 4 stars, and 3 stars. -C- 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and
                 (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933.

            4.05% for a taxable equivalent yield of 6.71%. The California Municipal Bond Fund returned 1.02% for six months and 8.58% FOR THE YEAR ENDED JUNE 30. The fund's double tax-free yield was 3.77% for a taxable equivalent yield of 6.88%. California municipal bonds underperformed those of other states during the first six months because of a weak economy, particularly in the Silicon Valley, and a statewide electricity crisis that prompted rating agencies to downgrade California General Obligation bonds. Nonetheless, both funds continued to focus on high quality issues. At the end of second quarter, the California Bond Fund held 77% of the portfolio in bonds rated AAA and AA, and the National Bond Fund had 69% of assets in the two highest grades. On June 30, despite economic difficulties in the state, the California Municipal Bond Fund received four stars from MORNINGSTAR for its risk-adjusted performance, placing it in the top third of 1,681 municipal bond funds.(2)

               The Strategic Income Fund returned 1.08% for the first six months and ended the period with a 30-day yield of 9.61%. To achieve its objective of providing high current income for investors, the fund diversifies its assets among U.S. Government securities, foreign fixed income debt, and high-yield U.S. corporate bonds. At various times during the first half of the year, the fund's manager reduced allocations to high-yield and emerging market debt, in response to concerns about credit quality at home and economic uncertainty abroad. On June 30, 39% of the portfolio was invested in U.S. Government securities, 26% in high-yield corporates, and 23% in foreign debt, with the balance primarily in non-government mortgage-backed securities.

                                      Money Funds

               The Atlas money funds continued to provide investors with
            attractive yields, after-tax advantages, and money market stability. Although money funds are not FDIC-insured or government guaranteed, and it is possible to lose money on your investment, they are managed to maintain a stable $1 share price.

               On June 30, the 7-day yield for the U.S. Treasury Money
            Fund was 3.15%, and the income is 100% exempt from state income tax. Tax-free yields for the California Money Fund and the National Money Fund were 2.25% and 2.40%, respectively, for taxable equivalent yields of 4.14% and 4.01%.

                             Investing In Volatile Markets

               The fundamental principles of investing are sound
            guidelines for investors in any market, but they are particularly important when market conditions are uncertain. As always, we encourage investors to take a long-term view and avoid reacting to the inevitable ups and downs that accompany economic cycles. History demonstrates that over longer periods, stocks are a valuable addition to most portfolios, because they have outperformed other types of investments and stayed ahead of inflation.

               We believe that it is important to manage risk by
            diversifying among stocks, bonds, and cash. We recommend that every investor adopt an asset allocation plan that is tailored to fit his or her own investing timeframe and tolerance for risk. And finally, it makes good sense to maintain a regular investment program -- often called dollar cost averaging -- to avoid

6
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            trying to time the market. Your Atlas Representative can help you put these principles to work. Call Atlas today at 1-800-933-ATLAS for an appointment, or visit your Representative at a nearby World branch.

                             Introducing www.atlasfunds.com

               Our new web site offers Atlas investors many conveniences
            24 hours a day, 7 days a week. Customers can access their mutual fund accounts to check balances, review activity, or request transactions. You can open a new account, add to an existing account, make exchanges between funds, and order checkbooks and duplicate statements. A description of all Atlas products, along with current prices, yields, and past performance information, is also available. Visit www.atlasfunds.com today!

                   The Investments You Want From The People You Trust

               When you invest in any Atlas Fund, you don't pay one cent
            in sales charges. And as an added benefit, your Atlas no load funds come with the knowledge and expertise of a friendly Atlas Representative. Atlas offers you the kind of personal attention and professional advice that most no load funds simply do not provide.

               As a sister company of World Savings and a member of the
            $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and personal service you've come to expect from World. Your Atlas Representative will be happy to answer any questions you have about your funds and annuities, or prepare a complimentary review of your investment portfolio. For an appointment, just call 1-800-933-ATLAS.

               We appreciate the trust you've placed in Atlas, and we
            look forward to serving you for many years to come.

            Sincerely,

            /s/ Marion O. Sandler

            Marion O. Sandler
            Chairman of the Board and Chief Executive Officer

Atlas Stock and Bond Fund Total Returns          FOR PERIODS ENDED JUNE 30, 2001

--------------------------------------------------------------------------------

                                                                    Class A Shares
                                                     ---------------------------------------------
                                                     1 Year   5 Years  10 Years or Since Inception
                                                     -------  -------  ---------------------------
                                                                                       inception
                                                        %        %          %            date
 -------------------------------------------------------------------------------------------------

 Stock Funds:

 Balanced                                             (4.79)    4.89       6.89       9/30/93

 Emerging Growth                                     (15.66)    N.A.      11.02       4/30/97

 Global Growth                                       (13.07)   18.56      18.17       4/30/96

 Growth and Income                                   (18.33)   14.10      14.33*      12/5/90

 S&P 500 Index                                       (15.21)   13.90      15.01        7/2/93

 Strategic Growth                                    (37.81)    9.71      11.30       9/30/93

 Bond Funds:

 California Municipal Bond                             8.58     5.49       6.36*      1/24/90

 National Municipal Bond                               9.86     5.44       6.56*      1/24/90

 Strategic Income                                      1.66     5.44       5.34       5/20/96

 U.S. Government and Mortgage Securities              10.18     6.51       6.97*      1/19/90

* 10-year return

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

"Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Balanced Fund
--------------------------------------------------

                                                               shares or      value
                                                              face amount   (note 1)
                                                              -----------  -----------

COMMON STOCKS - 57.71%
  Auto Parts & Equipment - .41%
   Visteon Corp.............................................      10,000   $   183,800
  Automotive - .62%
   Gentex Corp. (b) ........................................      10,000       278,700
  Bank Holding Companies - 2.25%
   Bank of America Corp.....................................       5,000       300,150
   FleetBoston Financial Corp...............................      10,000       394,500
   J.P. Morgan Chase & Co...................................       7,000       312,200
  Beverages - .89%
   PepsiCo, Inc.............................................       9,000       397,800
  Broadcasting - 1.71%
   Clear Channel Communications, Inc. (b)...................       5,000       313,500
   General Motors Corp., Cl. H (b)..........................      11,000       222,750
   Hispanic Broadcasting Corp. (b)..........................       8,000       229,520
  Broker-Dealers - .62%
   Schwab (Charles) Corp....................................      18,000       275,400
  Building Materials - .60%
   Lafarge Corp.............................................       8,000       268,080
  Cable Television - 1.87%
   Comcast Corp., Cl. A Special.............................       8,000       347,200
   EchoStar Communications Corp., Cl. A (b).................      15,000       486,300
  Chemicals - .96%
   Eastman Chemical Co......................................       9,000       428,670
  Commercial Finance - .68%
   Convergys Corp. (b)......................................      10,000       302,500
  Communication Equipment - 2.17%
   Cisco Systems, Inc. (b)..................................      16,000       291,200
   L.M. Ericsson Telephone Co., ADR, Cl. B..................      10,000        54,200
   Nokia Corp., Sponsored ADR, A Shares.....................       7,000       154,280
   QUALCOMM, Inc. (b).......................................       8,000       467,840
  Computer Hardware - 1.90%
   EMC Corp. (b)............................................      12,000       348,600
   SanDisk Corp. (b)........................................      10,000       278,900
   Sun Microsystems, Inc. (b)...............................      14,000       220,080
  Computer Software - 4.84%
   AOL Time Warner, Inc. (b)................................      11,000       583,000
   Check Point Software Technologies Ltd. (b)...............       6,000       303,420
   McData Corp., Cl. A (b)..................................      18,000       315,900
   Microsoft Corp. (b)......................................       7,000       511,000
   Oracle Corp. (b).........................................       8,000       152,000
   Sybase, Inc. (b).........................................      10,000       164,500
   Veritas Software Corp. (b)...............................       2,000       133,060
  Consumer Finance - 1.51%
   Freddie Mac..............................................       5,000       350,000
   H&R Block, Inc...........................................       5,000       322,750
  Diversified Financial - 3.04%
   Boston Properties, Inc...................................      12,000       490,800
   Citigroup, Inc...........................................      12,000       634,080
   FelCor Lodging Trust, Inc. (b)...........................      10,000       234,000
  Drugs\Bio-pharmaceuticals - 1.83%
   Amgen, Inc...............................................       9,000       546,120
   IDEC Pharmaceuticals Corp. (b)...........................       4,000       270,760
  Electric Utilities - .77%
   AES Corp. (The) (b)......................................       8,000       344,400
  Electrical Equipment - .53%
   General Electric Co......................................       3,000       146,250
   Symbol Technologies, Inc.................................       4,000        88,800
  Electronics - 3.92%
   Analog Devices, Inc. (b).................................       8,000       346,000

Atlas Balanced Fund                                                  (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount   (note 1)
                                                              -----------  -----------

   Atmel Corp. (b)..........................................      10,000   $   134,900
   Cypress Semiconductor Corp. (b)..........................       6,000       143,100
   DuPont Photomasks, Inc. (b)..............................       3,000       144,750
   Fairchild Semiconductor International, Cl. A (b).........      15,000       345,000
   National Semiconductor Corp. (b).........................       6,000       174,720
   QLogic Corp. (b).........................................       5,000       322,250
   Waters Corp. (b).........................................       5,000       138,050
  Energy Services - 2.30%
   Coflexip SA, Sponsored ADR...............................       4,000       301,880
   Cooper Cameron Corp. (b).................................       5,000       279,000
   Diamond Offshore Drilling, Inc...........................       7,000       231,350
   Halliburton Co...........................................       6,000       213,600
  Entertainment - .69%
   Viacom, Inc., Cl. B (b)..................................       6,000       310,500
  Environmental - .55%
   Waste Management, Inc. (b)...............................       8,000       246,560
  Gas Utilities - .55%
   Enron Corp...............................................       5,000       245,000
  Health Care/Drugs - 1.85%
   Elan Corp. plc, ADR (b)..................................       4,000       244,000
   Pfizer, Inc..............................................      10,000       400,500
   Schering-Plough Corp.....................................       5,000       181,200
  Health Care/Supplies & Services - 1.04%
   Beckman Coulter, Inc.....................................       8,000       326,400
   Medtronic, Inc...........................................       3,000       138,030
  Hotel/Gaming - .63%
   Starwood Hotels & Resorts Worldwide, Inc.................       7,500       279,600
  Human Health Care - .71%
   HCA-Healthcare Co. (The).................................       7,000       316,330
  Insurance - 2.63%
   American International Group, Inc........................       6,500       559,000
   Hartford Financial Services Group, Inc...................       9,000       615,600
  Leisure - .63%
   Harley-Davidson, Inc.....................................       6,000       282,480
  Manufacturing - 5.28%
   Dover Corp...............................................      10,000       376,500
   Flextronics International Ltd. (b).......................      20,000       522,200
   Honeywell International, Inc.............................       8,000       279,920
   Mettler-Toledo International, Inc. (b)...................       6,000       259,500
   Sanmina Corp. (b)........................................       5,000       117,050
   Tyco International Ltd...................................      12,000       654,000
   United Technologies Corp.................................       2,000       146,520
  Oil - International - 1.26%
   Total Fina Elf SA, Sponsored ADR.........................       8,000       561,600
  Paper - .88%
   International Paper Co...................................      11,000       392,700
  Publishing - .67%
   News Corp. Ltd. (The), Sponsored ADR.....................       8,000       297,200
  Railroads & Trucking - .32%
   CSX Corp.................................................       4,000       144,960
  Shipping - .90%
   FedEx Corp. (b)..........................................      10,000       402,000
  Specialty Retailing - 2.75%
   BJ's Wholesale Club, Inc. (b)............................       9,000       479,340
   Gap, Inc.................................................       4,000       116,000
   RadioShack Corp..........................................      15,000       457,500
   Target Corp..............................................       5,000       173,000
  Telecommunications - Long Distance - .82%
   BroadWing, Inc. (b)......................................      15,000       366,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     9

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Balanced Fund                                                  (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Wireless - 2.13%
   Amdocs Ltd. (b)..........................................       7,000   $   376,950
   Nextel Communications, Inc., Cl. A (b)...................      20,000       350,000
   Vodafone Group plc, Sponsored ADR........................      10,000       223,500
                                                                           -----------
  Total Common Stocks (cost: $27,432,335)                                   25,764,000
                                                                           -----------
CORPORATE BONDS AND NOTES - 14.22%
  Banks - 2.20%
   Oversea-Chinese Banking Corp. Ltd., 7.75% Nts. due
   9/06/11..................................................  $  500,000       498,970
   Sanwa Bank, Ltd. (The), 7.40% Sub. Nts. due 6/15/11......  $  500,000       482,200
  Consumer Services - 1.13%
   PHH Corp., 8.125% Nts. due 2/03/03.......................  $  500,000       507,049
  Diversified Financial - 2.32%
   CIT Group, Inc. (The), 7.375% Unsec. Unsub. Nts. due
   3/15/03..................................................  $1,000,000     1,037,261
  Electric Utilities - .90%
   PSEG Energy Holdings, 8.625% Sr. Nts. due 2/15/08 (a) ...  $  200,000       201,662
   Teco Energy, Inc., 7.20% Unsec. Unsub. Nts. due
   5/01/11..................................................  $  200,000       200,886
  Gas Utilities - 1.10%
   AGL Capital Corp., 7.125% Sr. Unsec. Nts. due 1/14/11....  $  500,000       490,071
  Homebuilders - 1.10%
   Pulte Corp., 8.125% Sr. Unsec. Nts. due 3/01/11..........  $  500,000       491,244
  Railroads & Trucking - 1.36%
   Union Pacific Corp., Series E, 6.39% Medium-Term Nts. due
   11/01/04.................................................  $  600,000       606,862
  Real Estate - 1.15%
   CPG Partners, LP, 8.25% Unsec. Nts. due 2/01/11..........  $  300,000       308,240
   Shurgard Storage Centers, Inc., 7.50% Sr. Unsec. Nts. due
   4/25/04..................................................  $  200,000       204,485
  Telecommunications - Long Distance - 2.96%
   Cable & Wire Optus Ltd., 8.125% Nts. due 6/15/09 (a) ....  $  300,000       322,967
   Teleglobe, Inc., 7.70% Unsec. Debs. due 7/20/29..........  $  500,000       481,471
   WorldCom, Inc., 8.875% Sr. Nts. 1/15/06..................  $  500,000       515,102
                                                                           -----------
  Total Corporate Bonds and Notes: (cost: $6,312,528)                        6,348,470
                                                                           -----------
MORTGAGE-BACKED OBLIGATIONS - 16.72%
   Federal National Mortgage Assn., 6.50% due 7/01/28.......  $3,500,000     3,444,210
   Federal National Mortgage Assn., 7% due 7/25/27..........  $4,000,000     4,017,520
                                                                           -----------
   Total Mortgage-Backed Obligations (cost: $7,497,813)                      7,461,730
                                                                           -----------
UNITED STATES TREASURY NOTES - 6.86%
   5.75% due 11/15/05.......................................  $2,310,000     2,365,925
   6.75% due 5/15/05........................................  $  655,000       697,422
                                                                           -----------
   Total U.S. Treasury Notes (cost: $3,073,496)                              3,063,347
                                                                           -----------

Atlas Balanced Fund                                                  (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount   (note 1)
                                                              -----------  -----------

SHORT-TERM SECURITIES - 21.57%
   Triparty Repurchase Agreement dated June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   5.25%, November 15, 2028 with a value of $9,820,905......  $9,627,730   $ 9,627,730
                                                                           -----------
   Total Short-Term Securities (cost: $9,627,730)                            9,627,730
                                                                           -----------
TOTAL SECURITIES (COST: $53,943,902) - 117.08%                              52,265,277
OTHER ASSETS AND LIABILITIES, NET - (17.08)%                                (7,623,317)
                                                                           -----------
NET ASSETS - 100.00%                                                       $44,641,960
                                                                           ===========

Atlas Emerging Growth Fund
--------------------------------------------------

                                                                 shares or         value
                                                              face amount (i)     (note 1)
                                                              ---------------  --------------

COMMON STOCKS - 99.78%
  Aerospace/Defense - .52%
   Intermagnetics General Corp. (b).........................        4,000       $   129,600
  Bank Holding Companies - 1.67%
   Boston Private Financial Holdings, Inc...................       18,500           414,400
  Chemicals - 1.72%
   Cabot Microelectronics Corp. (b).........................        3,000           186,000
   SCP Pool Corp. (b).......................................        7,000           241,080
  Communication Equipment - 1.99%
   Extreme Networks, Inc. (b)...............................        6,400           188,800
   LeCroy Corp. (b).........................................       12,000           305,640
  Computer Hardware - 5.38%
   Advanced Digital Information Corp. (b)...................       10,000           173,000
   EMCORE Corp. (b).........................................        7,000           215,250
   Microsemi Corp. (b)......................................        2,000           142,000
   Microtune, Inc. (b)......................................       10,000           220,000
   Read-Rite Corp. (b)......................................       40,400           215,332
   Visual Networks, Inc. (b)................................       42,200           369,250
  Computer Software - 14.97%
   Ansoft Corp. (b).........................................       11,000           187,000
   Embarcadero Technologies, Inc. (b).......................        8,000           178,480
   Informatica Corp. (b)....................................        8,000           138,880
   IntraNet Solutions, Inc. (b).............................        8,200           312,010
   Manhattan Associates, Inc. (b)...........................        8,000           318,000
   MapInfo Corp. (b)........................................        9,000           198,000
   Netegrity, Inc. (b)......................................        6,000           180,000
   Numerical Technologies, Inc. (b).........................       13,000           273,000
   PLATO Learning, Inc. (b).................................       10,700           331,165
   Precise Software Solutions Ltd. (b)......................       17,500           537,250
   SonicWALL, Inc. (b)......................................       14,000           352,940
   Take-Two Interactive Software, Inc. (b)..................       12,800           237,440
   TALX Corp................................................        3,000           111,000
   TTR Technologies, Inc. (b)...............................       25,000           156,250
   Ulticom, Inc. (b)........................................        6,000           202,800
  Consumer Services - 2.98%
   AmeriPath, Inc. (b)......................................        7,000           205,100
   Macrovision Corp. (b)....................................        7,800           534,300
  Drugs\Bio-pharmaceuticals - 2.15%
   Harvard Bioscience, Inc. (b).............................       17,200           189,716

10    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Emerging Growth Fund                                           (continued)
--------------------------------------------------

                                                                 shares or         value
                                                              face amount (i)     (note 1)
                                                              ---------------  --------------

   Salix Pharmaceuticals, Ltd. (b)..........................       14,000       $   345,100
  Durable Household Goods - 0.42%
   Recoton Corp. (b)........................................        6,000           103,950
  Education - 2.90%
   Career Education Corp. (b)...............................        6,500           389,350
   Corinthian Colleges, Inc. (b)............................        7,000           329,490
  Electric Utilities - 0.67%
   Orion Power Holdings, Inc. (b)...........................        7,000           166,670
  Electrical Equipment - .93%
   Powerwave Technologies, Inc. (b).........................       16,000           232,000
  Electronics - 10.30%
   Alpha Industries, Inc. (b)...............................        7,200           212,760
   ASM International NV (b).................................       10,000           198,500
   ATI Technologies, Inc. (b)...............................       16,000           149,280
   Exar Corp. (b)...........................................        5,000            98,800
   Genesis Microchip, Inc. (b)..............................        6,000           216,900
   InterCept Group, Inc. (The) (b)..........................        6,500           247,000
   Med-Design Corp. (The) (b)...............................       10,000           301,400
   Mitel Corp. (b)..........................................       30,000           305,700
   Pemstar, Inc. (b)........................................       20,000           293,600
   SBS Technologies, Inc. (b)...............................       28,000           529,760
  Energy Services - .55%
   Hydril Co. (b)...........................................        6,000           136,620
  Entertainment - 1.44%
   THQ, Inc. (b)............................................        6,000           357,780
  Environmental - 1.14%
   Stericycle, Inc. (b).....................................        6,000           281,700
  Food - 1.22%
   Performance Food Group Co. (b)...........................       10,000           302,300
  Health Care/Drugs - 5.27%
   CIMA Labs, Inc. (b)......................................        3,000           235,500
   K-V Pharmaceutical Co., Cl. A (b)........................        8,200           227,550
   Pharmaceutical Resources, Inc. (b).......................       15,000           460,350
   Serologicals Corp. (b)...................................       18,000           384,120
  Health Care/Supplies & Services - 7.42%
   Accredo Health, Inc. (b).................................        4,000           148,760
   American Healthways, Inc. (b)............................        6,000           231,120
   Bioject Medical Technologies, Inc. (b)...................       15,600           184,236
   Cytyc Corp. (b)..........................................       13,000           299,650
   Medical Action Industries, Inc. (b)......................       16,000           133,120
   PhotoMedex, Inc. (b).....................................       34,100           180,048
   SurModics, Inc. (b)......................................        4,000           235,200
   Unilab Corp. (b).........................................        4,600           115,920
   United Surgical Partners International, Inc. (b).........       13,000           312,000
  Health Care/Drugs - Other - 5.23%
   First Horizon Pharmaceutical Corp. (b)...................       15,200           487,920
   Sicor, Inc. (b)..........................................       15,000           346,500
   Taro Pharmaceutical Industries Ltd. (b)..................        5,300           464,068
  Homebuilders - .53%
   Keith Companies, Inc. (The) (b)..........................        7,500           130,500
  Hotel/Gaming - 2.69%
   Alliance Gaming Corp. (b)................................        5,500           215,985
   Anchor Gaming (b)........................................        5,000           323,100
   Penn National Gaming, Inc. (b)...........................        5,000           127,000
  Human Health Care - 2.81%
   CryoLife, Inc. (b).......................................        6,200           253,642

Atlas Emerging Growth Fund                                           (continued)
--------------------------------------------------

                                                                 shares or         value
                                                              face amount (i)     (note 1)
                                                              ---------------  --------------

   Myriad Genetics, Inc. (b)................................        7,000       $   443,239
  Industrial Services - .69%
   Tetra Technologies, Inc. (b).............................        7,000           171,150
  Information Technology - 7.33%
   AremisSoft Corp. (b).....................................       14,000           226,800
   C-COR.net Corp.(b) ......................................       10,000           120,000
   Cognizant Technology Solutions Corp. (b).................        4,000           169,800
   Emulex Corp. (b).........................................        7,000           282,800
   Finisar Corp. (b)........................................       10,000           186,800
   GoTo.com, Inc. (b).......................................       21,400           416,230
   I-many, Inc. (b).........................................       15,000           202,500
   WebEx Communications, Inc. (b)...........................        8,000           213,280
  Insurance - 1.74%
   HCC Insurance Holdings, Inc..............................        8,000           196,000
   Vesta Insurance Group, Inc...............................       21,400           234,330
  Leisure - 3.36%
   Action Performance Cos., Inc. (b)........................       12,000           300,000
   Activision, Inc. (b).....................................        8,500           333,625
   Multimedia Games, Inc. (b)...............................        9,000           199,800
  Life Science Suppliers/Services - .70%
   Diagnostic Products Corp.................................        5,200           172,640
  Manufacturing - 1.16%
   AstroPower, Inc. (b).....................................        5,500           286,770
  Oil - Domestic - .33%
   OSCA, Inc. (b)...........................................        4,000            82,880
  Restaurants - .93%
   AFC Enterprises, Inc. (b)................................       12,000           229,800
  Special Purpose Financial - 1.41%
   American Capital Strategies Ltd..........................       12,500           350,750
  Specialty Retailing - 3.61%
   1-800-FLOWERS.com, Inc. (b)..............................       12,000           178,080
   Elizabeth Arden, Inc. (b)................................       15,000           366,150
   Skechers U.S.A., Inc., Cl. A (b).........................       12,000           350,760
  Telecommunications - Long Distance - 3.19%
   Exfo Electro-Optical Engineering, Inc. (b)...............        9,000           145,350
   Intrado, Inc. (b)........................................       15,000           257,550
   Metro One Telecommunication, Inc. (b)....................        6,000           389,220
  Wireless - .43%
   Optical Communication Products, Inc. (b).................       10,000           106,400
                                                                                -----------
  Total Common Stocks (cost: $20,579,133)                                        24,751,336
                                                                                -----------
SHORT-TERM SECURITIES - 3.75%
   Triparty Repurchase Agreement date June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   5.50%, August 15, 2028 with a value of $954,753..........     $930,668           930,668
                                                                                -----------
   Total Short-Term Securities (cost: $930,668)                                     930,668
                                                                                -----------
TOTAL SECURITIES (COST: $21,509,801) - 103.53%                                   25,682,004
OTHER ASSETS AND LIABILITIES, NET - (3.53)%                                        (875,230)
                                                                                -----------
NET ASSETS - 100.00%                                                            $24,806,774
                                                                                ===========

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Global Growth Fund
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

COMMON STOCKS - 92.36%
  Aerospace/Defense - .80%
   Empresa Brasileira de Aeronautica SA (Embraer), ADR......       25,100  $    980,155
  Air Transportation - 1.83%
   Bombardier, Inc., Cl. B..................................      148,800     2,235,586
  Auto Parts & Equipment - .52%
   Valeo SA.................................................       15,600       629,592
  Automotive - 2.63%
   Porsche AG-Preferred (b).................................        9,312     3,204,498
  Banks - 4.97%
   Australia & New Zealand Banking Group Ltd................      197,600     1,698,076
   Bank One Corp............................................       53,400     1,911,720
   First Union Corp.........................................       35,600     1,243,864
   Royal Bank of Scotland Group plc (The)...................       54,361     1,202,112
  Beverages - 1.27%
   Cadbury Schweppes plc....................................      228,350     1,545,177
  Broadcasting - 1.55%
   Grupo Televisa SA, Sponsored GDR (b).....................       22,870       915,029
   Sirius Satellite Radio, Inc. (b).........................       29,500       359,605
   Television Broadcasts Ltd................................      147,122       618,643
  Broker-Dealers - .51%
   Lehman Brothers Holdings, Inc............................        8,000       622,000
  Building Materials - 1.35%
   Hanson plc...............................................      223,200     1,648,919
  Chemicals - .66%
   International Flavors & Fragrances, Inc..................       32,080       806,170
  Communication Equipment - 1.09%
   QUALCOMM, Inc. (b).......................................        6,420       375,442
   Scientific-Atlanta, Inc..................................       23,460       952,476
  Computer Hardware - 2.61%
   Cabletron Systems, Inc. (b)..............................       38,800       886,580
   International Business Machines Corp.....................       13,210     1,492,730
   Mentor Graphics Corp. (b)................................       29,900       523,250
   Sun Microsystems, Inc. (b)...............................       17,600       276,672
  Computer Software - 9.82%
   AOL Time Warner, Inc. (b)................................       37,300     1,976,900
   Cadence Design Systems, Inc. (b).........................      253,900     4,730,157
   Electronic Arts, Inc. (b)................................       46,700     2,703,930
   Konami Co. Ltd...........................................        7,000       319,227
   Oracle Corp. (b).........................................       22,460       426,740
   Sybase, Inc. (b).........................................       66,400     1,092,280
   Synopsys, Inc. (b).......................................       14,900       721,011
  Consumer Finance - 2.17%
   Fannie Mae...............................................       31,010     2,640,502
  Diversified Financial - 4.12%
   American Express Co......................................       29,400     1,140,720
   Citigroup, Inc...........................................       26,866     1,419,599
   Credit Saison Co. Ltd....................................       37,000       898,533
   ICICI Ltd., Sponsored ADR................................       71,300       655,960
   MBNA Corp................................................       27,600       909,420
  Diversified Media - .92%
   Pearson plc..............................................       21,200       350,632
   Telewest Communications plc (b)..........................      426,100       535,168
   United Pan-Europe Communications NV, Cl. A (b)...........       92,100       233,802
  Drugs\Bio-pharmaceuticals - 3.88%
   Amgen, Inc. (b)..........................................       30,060     1,824,041
   Genset SA, Sponsored ADR (b).............................       20,200        73,730

Atlas Global Growth Fund                                             (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Gilead Sciences, Inc. (b)................................       21,700  $  1,262,723
   Human Genome Sciences, Inc. (b)..........................       13,700       825,425
   Millennium Pharmaceuticals, Inc. (b).....................       10,200       362,916
   Oxford GlycoSciences plc (b).............................       24,549       384,543
  Electrical Equipment - .93%
   Invensys plc.............................................      281,400       536,101
   Toshiba Corp.............................................      113,000       596,834
  Electronics - 5.36%
   Applied Materials, Inc. (b)..............................        5,600       274,960
   Hirose Electric Co.......................................        7,200       548,209
   Keyence Corp.............................................        2,000       396,730
   Koninklijke (Royal) Philips Electronics NV...............        8,684       230,459
   Kyocera Corp.............................................        7,000       617,136
   National Semiconductor Corp. (b).........................       77,300     2,250,976
   Novellus Systems, Inc. (b)...............................        5,500       312,345
   Sony Corp................................................       17,000     1,117,256
   STMicroelectronics NV, NY Shares.........................        6,500       221,000
   Thomson Multimedia (b)...................................       17,400       558,221
  Entertainment - .84%
   Nintendo Co. Ltd.........................................        5,603     1,019,380
  Health Care/Drugs - 7.51%
   American Home Products Corp..............................       24,800     1,449,312
   AstraZeneca plc..........................................       12,800       598,439
   Eisai Co. Ltd............................................       26,000       582,432
   Elan Corp. plc, ADR (b)..................................       27,200     1,659,200
   Essilor International SA.................................        1,100       314,998
   Johnson & Johnson........................................       34,888     1,744,400
   Novartis AG (b)..........................................       47,000     1,629,657
   Pfizer, Inc..............................................       29,200     1,169,460
  Health Care/Supplies & Services- 4.06%
   Affymetrix, Inc. (b).....................................       13,200       291,060
   Fresenius AG, Preference.................................       28,600     2,702,912
   Oxford Health Plans, Inc. (b)............................       10,400       297,440
   Quintiles Transnational Corp. (b)........................       65,500     1,653,875
  Hotel/Gaming - 3.35%
   Bass plc.................................................      202,700     2,125,353
   Hilton Group plc.........................................      164,400       554,483
   International Game Technology (b)........................       22,400     1,405,600
  Human Health Care - 2.50%
   Sanofi-Synthelabo SA.....................................       46,500     3,042,714
  Industrial Services - 2.23%
   Manpower, Inc............................................       20,100       600,990
   Rentokil Initial plc.....................................      444,610     1,512,115
   WPP Group plc............................................       61,780       610,286
  Insurance - 2.74%
   ACE Ltd..................................................       17,800       695,802
   American International Group, Inc........................       15,343     1,319,498
   Axa SA (b)...............................................       24,560       700,494
   Manulife Financial Corp..................................       22,500       628,338
  Leisure - 1.30%
   Hasbro, Inc..............................................       44,300       640,135
   P&O Princess Cruises plc.................................      180,400       941,948
  Manufacturing - 2.28%
   Alstom...................................................       27,430       763,868
   Societe BIC SA...........................................       48,440     1,758,298
   Solectron Corp. (b)......................................       13,700       250,710
  Nondurable Household Goods - 4.37%
   Reckitt Benckiser plc....................................      272,402     3,940,240
   Wella AG, Preference, Non-Vtg............................       28,700     1,387,805

12    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Global Growth Fund                                             (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Oil - Domestic - 1.00%
   Chevron Corp.............................................       13,500  $  1,221,750
  Oil - International - 4.07%
   Alberta Energy Co. Ltd...................................       13,900       572,865
   Anderson Exploration Ltd. (b)............................       31,400       634,626
   BP plc, ADR..............................................       27,314     1,361,603
   Husky Energy, Inc........................................      100,190     1,070,851
   Royal Dutch Petroleum Co., NY Shares.....................       22,700     1,322,729
  Publishing - 3.28%
   Reed International plc...................................      133,740     1,189,024
   Singapore Press Holdings Ltd.............................      105,000     1,152,263
   Wolters Kluwer NV........................................       61,765     1,660,606
  Specialty Retailing - 3.13%
   Best Buy Co., Inc. (b)...................................       12,400       787,648
   Boots Co. plc............................................      121,600     1,031,328
   Circuit City Stores Inc.-Circuit City Group..............      110,710     1,992,780
  Telecommunications - Long Distance - .29%
   Global Crossing Ltd. (b).................................       41,100       355,104
  Telephone - Utility - 1.81%
   KDDI Corp................................................          246     1,147,487
   Tele Norte Leste Participacoes SA (Telemar),
   Preference...............................................   69,391,015     1,061,683
  Textile, Apparel & Home Furnishings - .27%
   Adidas-Salomon AG........................................        5,400       328,174
  Wireless - .34%
   Telesp Celular Participacoes SA, ADR.....................       27,300       413,595
                                                                           ------------
  Total Common Stocks (cost: $103,491,167)                                  112,571,840
                                                                           ------------
SHORT-TERM SECURITIES - 7.67%
   Triparty Repurchase Agreement dated June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   7.50%, November 15, 2016 with a value of $9,542,744......  $ 9,351,994     9,351,994
                                                                           ------------
   Total Short-Term Securities (cost: $9,351,994)                             9,351,994
                                                                           ------------
TOTAL SECURITIES (COST: $112,843,161) - 100.03%                             121,923,834
OTHER ASSETS AND LIABILITIES, NET - (.03)%                                      (39,313)
                                                                           ------------
NET ASSETS - 100.00%                                                       $121,884,521
                                                                           ============

Atlas Growth and Income Fund
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

COMMON STOCKS - 85.49%
  Aerospace / Defense - 3.29%
   Boeing Co................................................      210,000  $ 11,676,000
   Lockheed Martin Corp.....................................       40,600     1,504,230
  Aluminum - 1.08%
   Alcoa, Inc...............................................      109,800     4,326,120
  Bank Holding Companies - .58%
   Mellon Financial Corp....................................       50,500     2,323,000
  Broker-Dealers - 1.04%
   Merrill Lynch & Co., Inc.................................       70,000     4,147,500

Atlas Growth and Income Fund                                         (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Cable Television - 1.59%
   Adelphia Communications Corp., Cl. A (b).................       60,000  $  2,460,000
   Comcast Corp., Cl. A Special (b).........................       90,000     3,906,000
  Communication Equipment - .55%
   CIENA Corp. (b)..........................................       40,000     1,520,000
   ONI Systems Corp. (b)....................................       25,000       697,500
  Computer Hardware - 1.05%
   SanDisk Corp. (b)........................................      150,000     4,183,500
  Computer Software - 1.93%
   Cadence Design Systems, Inc. (b).........................      100,000     1,863,000
   Microsoft Corp. (b)......................................       53,000     3,869,000
   Veritas Software Corp. (b)...............................       30,000     1,995,900
  Consumer Finance - 8.35%
   Freddie Mac..............................................      290,000    20,300,000
   USA Education, Inc.......................................      180,000    13,140,000
  Consumer Services - 1.29%
   IMS Health, Inc..........................................      110,000     3,135,000
   Moody's Corp.............................................       60,000     2,010,000
  Department Stores - 3.98%
   Family Dollar Stores, Inc................................       65,000     1,665,950
   Kohl's Corp. (b).........................................      160,000    10,036,800
   Sears Roebuck & Co.......................................      100,000     4,231,000
  Diversified Financial - 7.27%
   Citigroup, Inc...........................................      300,000    15,852,000
   Franklin Resources, Inc..................................       92,700     4,242,879
   Household International, Inc.............................      135,000     9,004,500
  Drugs\Bio-pharmaceuticals - 1.21%
   Amgen, Inc. (b)..........................................       80,000     4,854,400
  Electric Utilities - 6.94%
   AES Corp. (The) (b)......................................      165,000     7,103,250
   Constellation Energy Group, Inc..........................      160,000     6,816,000
   Dominion Resources, Inc..................................       99,000     5,952,870
   Duke Energy Corp.........................................      170,000     6,631,700
   Exelon Corp..............................................       20,000     1,282,400
  Electronics - .95%
   Motorola, Inc............................................      230,000     3,808,800
  Energy Services - 1.03%
   BJ Services Co. (b)......................................       12,500       354,750
   Global Marine, Inc. (b)..................................       75,000     1,397,250
   Schlumberger Ltd.........................................       45,000     2,369,250
  Entertainment - 3.24%
   News Corp. Ltd. (The), Sponsored ADR, Preference.........      400,000    12,960,000
  Environmental - 2.61%
   Republic Services, Inc. (b)..............................      180,000     3,573,000
   Waste Management, Inc. (b)...............................      223,100     6,875,942
  Food - .38%
   General Mills, Inc.......................................       35,000     1,532,300
  Gas Utilities - 2.95%
   Dynegy, Inc..............................................       29,500     1,371,750
   El Paso Corp.............................................       99,200     5,211,968
   Enron Corp...............................................      107,000     5,243,000
  Health Care/Drugs - 1.56%
   American Home Products Corp..............................       30,000     1,753,200
   Johnson & Johnson........................................       90,000     4,500,000
  Health Care/Supplies & Services - 4.11%
   Biomet, Inc..............................................       20,000       961,200
   Cardinal Health, Inc.....................................      135,000     9,315,000
   Pharmacia Corp...........................................       40,000     1,838,000

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Growth and Income Fund                                         (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Stryker Corp.............................................       79,000  $  4,333,150
  Information Technology - 5.09%
   First Data Corp..........................................       90,000     5,782,500
   Sonus Networks, Inc. (b).................................       40,000       934,400
   Sungard Data Systems, Inc. (b)...........................      200,000     6,002,000
   Titan Corp. (The) (b)....................................      335,000     7,671,500
  Insurance - 6.09%
   Aetna, Inc. (b)..........................................      190,100     4,917,887
   Allstate Corp............................................      205,500     9,039,945
   American International Group, Inc........................       65,000     5,590,000
   St. Paul Cos., Inc.......................................       95,000     4,815,550
  Leisure - .02%
   Bally Total Fitness Holding Corp. (b)....................        3,200        94,752
  Manufacturing - 5.59%
   Caterpillar, Inc.........................................      115,000     5,755,750
   Tyco International Ltd...................................      285,000    15,532,500
   United Technologies Corp.................................       15,000     1,098,900
  Oil - Domestic - 1.31%
   Exxon Mobil Corp.........................................       60,000     5,241,000
  Paper - .57%
   Sappi Ltd., Sponsored ADR................................      255,000     2,282,250
  Shipping - .40%
   FedEx Corp. (b)..........................................       40,000     1,608,000
  Specialty Retailing - 2.68%
   Best Buy Co., Inc. (b)...................................       60,000     3,811,200
   Target Corp..............................................      200,000     6,920,000
  Steel - .23%
   USX-U.S. Steel Group, Inc................................       45,000       906,750
  Telecommunications - Long Distance - 5.37%
   AT&T Corp................................................      420,000     9,240,000
   Verizon Communications, Inc..............................      103,000     5,510,500
   WorldCom, Inc.-WorldCom Group (b)........................      475,000     6,745,000
  Wireless - 1.16%
   Leap Wireless International, Inc. (b)....................       90,000     2,727,000
   Sprint Corp. (PCS Group) (b).............................       80,000     1,932,000
                                                                           ------------
  Total Common Stocks (cost: $307,943,883)                                  342,288,443
                                                                           ------------
CONVERTIBLE PREFERRED STOCKS - .35%
  Wireless - .35%
   MediaOne Group, Inc., 6.25% Cv. Premium Income
   Exchangeable Securities (exchangeable for Vodafone
   Airtouch plc common stock)...............................       25,000     1,429,750
                                                                           ------------
  Total Convertible Preferred Stocks (cost: $1,453,625)                       1,429,750
                                                                           ------------
CONVERTIBLE BONDS AND NOTES - 1.33%
  Communication Equipment - .57%
   CIENA Corp., 3.75% Cv. Sr. Unsec. Nts. due 2/1/08........  $ 3,000,000     2,276,250
  Manufacturing - .76%
   Tyco International Ltd., 0% Cv. Nts. due 11/17/20 (a) ...  $ 4,000,000     3,040,000
                                                                           ------------
  Total Convertible Bonds and Notes
   (cost: $6,034,294)                                                         5,316,250
                                                                           ------------
UNITED STATES TREASURY NOTES & BONDS - 2.56%
   4.625% due 5/15/06.......................................  $ 2,000,000     1,972,500
   5.625% due 12/31/02......................................  $ 2,000,000     2,043,008
   5.875% due 11/15/05......................................  $ 2,000,000     2,071,426

Atlas Growth and Income Fund                                         (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

   5.875% due 9/30/02.......................................  $ 1,000,000  $  1,022,050
   6% due 7/31/02...........................................  $   500,000       510,781
   6.125% due 8/15/07.......................................  $ 1,000,000     1,049,905
   6.375% due 8/15/27.......................................  $ 1,000,000     1,062,878
   6.50% due 5/15/05........................................  $   500,000       528,648
                                                                           ------------
  Total U.S. Treasury Notes & Bonds
   (cost: $9,937,148)                                                        10,261,196
                                                                           ------------
RIGHTS, WARRANTS AND CERTIFICATES - .0%
   Per-Se Technologies, Inc. Wts., Exp. 2/23/10.............           99             4
                                                                           ------------
   Total Rights, Warrants and Certificates (cost: $0)                                 4
                                                                           ------------
SHORT-TERM SECURITIES - 10.90%
   Triparty Repurchase Agreement dated June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   5.50%, August 15, 2028 with a value of $44,512,916.......  $43,627,418    43,627,418
                                                                           ------------
   Total Short-Term Securities (cost: $43,627,418)                           43,627,418
                                                                           ------------
TOTAL SECURITIES (COST: $368,996,368) - 100.63%                             402,923,061
OTHER ASSETS AND LIABILITIES, NET - (.63)%                                   (2,528,487)
                                                                           ------------
NET ASSETS - 100.00%                                                       $400,394,574
                                                                           ============

Atlas Strategic Growth Fund
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

COMMON STOCKS - 81.85%
  Broadcasting - 1.00%
   Cox Communications, Inc., Cl. A (b)......................       26,200  $  1,160,660
  Cable Television - 3.39%
   Comcast Corp., Cl. A Special (b).........................       90,800     3,940,720
  Communication Equipment - 2.66%
   CIENA Corp. (b)..........................................       55,800     2,120,400
   ONI Systems Corp. (b)....................................       35,000       976,500
  Computer Hardware - .19%
   Juniper Networks, Inc. (b)...............................        7,000       217,700
  Computer Software - 5.13%
   Microsoft Corp. (b)......................................       36,000     2,628,000
   Veritas Software Corp. (b)...............................       50,000     3,326,500
  Consumer Finance - 9.00%
   Freddie Mac..............................................       69,000     4,830,000
   USA Education, Inc.......................................       77,000     5,621,000
  Consumer Services - 2.38%
   IMS Health, Inc..........................................       97,000     2,764,500
  Department Stores - 4.59%
   Kohl's Corp. (b).........................................       85,000     5,332,050
  Diversified Financial - 6.66%
   AMBAC Financial Group, Inc...............................       12,000       698,400
   Citigroup, Inc...........................................       53,666     2,835,711
   Household International, Inc.............................       63,000     4,202,100
  Drugs\Bio-pharmaceuticals - 2.14%
   Amgen, Inc. (b)..........................................       41,000     2,487,880

14    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Growth Fund                                          (continued)
--------------------------------------------------

                                                               shares or      value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Electric Utilities - 4.11%
   AES Corp. (The) (b)......................................       85,400  $  3,676,470
   Mirant Corp. (b).........................................       32,000     1,100,800
  Gas Utilities - 3.96%
   El Paso Corp.............................................       42,000     2,206,680
   Enron Corp...............................................       48,800     2,391,200
  Health Care/Drugs - .99%
   Johnson & Johnson........................................       23,000     1,150,000
  Health Care/Supplies & Services - 11.46%
   Biomet, Inc..............................................       53,100     2,551,986
   Cardinal Health, Inc.....................................       77,250     5,330,250
   Lincare Holdings, Inc. (b)...............................       96,800     2,904,968
   Stryker Corp.............................................       46,000     2,523,100
  Information Technology - 8.21%
   First Data Corp..........................................       58,000     3,726,500
   Sonus Networks, Inc. (b).................................      120,000     2,803,200
   Sungard Data Systems, Inc. (b)...........................      100,000     3,001,000
  Insurance - 4.73%
   American International Group, Inc........................       40,000     3,440,000
   MBIA, Inc................................................       36,900     2,054,592
  Manufacturing - 5.40%
   Tyco International Ltd...................................      115,000     6,267,500
  Specialty Retailing - 5.85%
   Bed Bath & Beyond, Inc. (b)..............................       99,000     3,088,800
   Target Corp..............................................      107,000     3,702,200
                                                                           ------------
  Total Common Stocks (cost: $95,390,391)                                    95,061,367
                                                                           ------------
SHORT-TERM SECURITIES - 18.13%
  Triparty Repurchase Agreement dated June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   5.50%, August 15, 2028 with a value of $21,481,939.......  $21,051,875    21,051,875
                                                                           ------------
  Total Short-Term Securities (cost: $21,051,875)                            21,051,875
                                                                           ------------
TOTAL SECURITIES (COST: $116,442,266) - 99.98%                              116,113,242

OTHER ASSETS AND LIABILITIES, NET - .02%                                         21,100
                                                                           ------------
NET ASSETS - 100.00%                                                       $116,134,342
                                                                           ============

Atlas California Municipal Bond Fund
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

BONDS - 94.00%
  A B C Unified School District, Capital Appreciation, FGIC
   Insured, Series B, 0% due 08/01/23.......................  $2,000,000   $    589,200
  Abag Financing Authority For Nonprofit Corps., Schools of
   Sacred Heart, Series A,
   6.15% due 06/01/15.......................................   1,000,000      1,052,910
   6.45% due 06/01/30.......................................   2,600,000      2,722,642
  Anaheim Public Financing Authority, Lease Revenue Capital
   Appreciation, Series C, FSA Insured, 0% due 09/01/32.....   5,000,000        851,550

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Anaheim Public Financing Authority, Lease Revenue Public
   Improvements Project, Series A, FSA Insured, 5% due
   03/01/37.................................................  $6,000,000   $  5,688,600
  Brea, Public Finance Authority Revenue Tax Allocation,
   Redevelopment Project AB, Unrefunded, Series A, MBIA
   Insured, 6.75% due 08/01/22..............................     660,000        675,576
  Burbank, Glendale, Pasadena Airport Authority, Airport
   Revenue Refunding, AMBAC Insured, 6.40% due 06/01/10.....   2,000,000      2,063,560
  Central Coast Water Authority, Revenue Refunding, State
   Water Project, Regional Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22.................................   3,250,000      3,170,795
  Contra Costa Water District, Water Treatment Revenue
   Refunding, Series G, MBIA Insured, 5.90% due 10/01/08....   3,600,000      3,967,704
  East Bay Municipal Utility District, Water System Revenue,
   MBIA Insured, 5% due 06/01/26............................   3,000,000      2,884,200
  Elk Grove Unified School District, Special Tax Refunding,
   Community Facilities District 1, AMBAC Insured, 6.50% due
   12/01/24.................................................   1,500,000      1,794,360
  Foothill/Eastern Corrider Agency, Toll Road Revenue,
   5.75% 01/15/40...........................................   5,200,000      5,066,256
   MBIA Insured, 0% due 01/15/20............................   3,000,000      1,978,200
  Kern High School District Refunding, MBIA Insured,
   Series 1990-C, 6.25% due 08/01/12........................   1,200,000      1,395,396
  Long Beach Harbor Revenue, AMT, MBIA Insured, 5.25% due
   05/15/25.................................................   2,000,000      1,962,520
  Los Angeles, COP, AMBAC Insured, Sonnenblick Del Rio, 6%
   due 11/01/19.............................................   2,000,000      2,174,300
  Los Angeles, Department of Water and Power Waterworks
   Revenue, Series A, 5.125% due 07/01/41...................   8,000,000      7,552,400
  Los Angeles, Harbor Development Revenue, 7.60% due
   10/01/18.................................................     140,000        174,310
  Los Angeles, Wastewater System Revenue Refunding,
   Series A, MBIA Insured, 5.875% due 06/01/24..............   2,250,000      2,330,888
   Series B, AMBAC Insured, 6.25% due 06/01/12..............   2,500,000      2,631,450
  Los Angeles County, Transportation Commission, Sales Tax
   Revenue, Proposition C, Second Series A, MBIA Insured,
   6.25% due 07/01/13.......................................   7,980,000      8,421,932
  MSR Public Power Agency, San Juan Project Revenue,
   Series E, MBIA Insured, 6.75% due 07/01/11...............   3,000,000      3,117,600
  Manhattan Beach Unified School District, Series A, FGIC
   Insured, 0% due 09/01/16.................................   2,690,000      1,221,798
  Marin Municipal Water District Water Revenue, MBIA
   Insured, 5.65% due 07/01/23..............................   2,000,000      2,037,360

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Maritime Infrastructure Authority, Airport Revenue, San
   Diego University, Port District Airport, AMT, AMBAC
   Insured, 5% due 11/01/20.................................  $9,500,000   $  9,179,375
  Metropolitan Water District, Southern California
   Waterworks Revenue, 5.50% due 07/01/19...................   2,500,000      2,531,000
  Modesto Irrigation District COP, Refunding and Capital
   Improvement, Series B, 5.30% due 07/01/22................   2,970,000      2,913,214
  Montebello Unified School District, Capital Appreciation,
   FGIC Insured, 0% due 08/01/17............................   2,150,000        918,007
  Mountain View, Capital Improvements Financing Authority
   Revenue, City Hall Community Theatre, MBIA Insured, 6.25%
   due 08/01/12.............................................   1,500,000      1,533,870
  Natomas Unified School District, 1999 Refunding, MBIA
   Insured, 5.95% due 09/01/21..............................   1,000,000      1,119,210
  New Haven Unified School District Refunding, MBIA Insured,
   5.75% due 08/01/11.......................................     925,000        944,499
  Northern California Power Agency Public Power Revenue
   Refunding, Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due 07/01/23........................      50,000         64,077
   MBIA Insured, 6.25% due 07/01/12.........................   1,500,000      1,573,365
  Oakland Building Authority Lease Revenue, Elihu M. Harris,
   Series A, AMBAC Insured, 5% due 04/01/23.................   2,330,000      2,266,577
  Orange County, Sanitation Districts, COP Numbers 1, 2, and
   3, Series B, FGIC Insured, 6% due 08/01/16...............   2,000,000      2,040,000
  Pacifica, COP, Street Improvement Project, AMBAC Insured,
   5.875% due 11/01/29......................................   1,105,000      1,169,422
  Palo Alto Unified School District, Series B, 5.375% due
   08/01/18.................................................   1,250,000      1,275,388
  Pasadena, Electric Revenue, MBIA Insured, 4.75% due
   08/01/24.................................................   1,000,000        924,690
  Pomona Unified School District, Series C, FGIC Insured,
   6% due 08/01/25..........................................     500,000        560,485
  Puerto Rico Commonwealth, Highway & Transportation
   Revenue, Infrastructure, 5% due 7/01/28..................   2,000,000      1,926,860
   Series A, 5% due 7/01/38.................................   5,500,000      5,208,060
  Puerto Rico Commonwealth, Infrastructure Financing
   Authority Special Series A 5.50% due 10/01/32............   1,000,000      1,034,380
  Puerto Rico Commonwealth Refunding, 5% due 07/01/27.......   1,000,000        965,440
   Series Z, 5.25% due 07/01/21.............................   2,000,000      2,007,140
  Puerto Rico Ports Authority, American Airlines, Series A,
   AMT, 6.30% due 06/01/23..................................   1,800,000      1,828,044
  Sacramento Municipal Utility District, Electric Revenue
   Refunding, Series Z, FGIC Insured, 6.45% due 07/01/10....   2,500,000      2,550,000

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Sacramento Sanitation District Financing Authority
   Revenue, AMBAC Insured, 5% due 12/01/27..................  $1,250,000   $  1,197,300
  San Bernardino County, COP, Medical Center Financing
   Project, 5% due 08/01/28.................................   1,500,000      1,423,215
  San Diego, Public Safety Communication Project, 6.50% due
   07/15/09.................................................   1,525,000      1,779,294
  San Diego, Water Utility Fund Net System Revenue, COP,
   4.75% due 08/01/28.......................................   1,000,000        908,010
  San Diego, COP, 5.25% due 10/01/28........................   1,000,000        959,370
  San Francisco City and County, FGIC Insured, 5.50% due
   06/15/13.................................................   1,145,000      1,184,422
  San Francisco City and County, COP, San Bruno Jail Number
   3, 5.25% due 10/01/33....................................   4,000,000      3,944,560
  San Francisco City and County Airport Commission,
   International Airport Revenue,
   Issue 1, AMBAC Insured, 6.50% due 05/01/13...............   1,200,000      1,255,788
   Issue 1, Prerefunded, AMBAC Insured, 6.30% due
   05/01/11.................................................   1,200,000      1,260,216
   Issue 1, Unrefunded, AMBAC Insured, 6.30% due 05/01/11...   1,800,000      1,886,040
   Issue 17, Second Series, FSA Insured, 4.75% due
   05/01/29.................................................   2,500,000      2,267,175
   Issue 23B, Second Series, FGIC Insured, 5% due
   05/01/24.................................................   3,000,000      2,908,440
  San Francisco City and County Sewer Revenue Refunding,
   AMBAC Insured, 6% due 10/01/11...........................   2,280,000      2,404,237
  San Joaquin Hills Transportation Corridor Agency, Toll
   Road Revenue,
   0%/7.40% due 01/01/07 (d)................................   1,000,000      1,121,860
   0%/7.50% due 01/01/09 (d)................................   1,000,000      1,160,710
  San Jose Redevelopment Agency Tax Allocation, Merged Area
   Redevelopment Project Refunding, MBIA Insured, 5% due
   08/01/20.................................................   2,500,000      2,457,625
  San Mateo County, Joint Powers Authority, Lease Revenue
   Capital Projects, Series A, 5.125% due 07/15/32..........   2,145,000      2,078,548
  Sanger Unified School District, MBIA Insured, 5.60% due
   08/01/23.................................................   2,530,000      2,706,822
  Santa Barbara, Revenue COP, Retirement Services, 5.75% due
   08/01/20.................................................   2,000,000      2,075,220
  Santa Margarita, Dana Point Authority Revenue Refunding,
   Improvement Districts 3, 3A, 4 and 4A, Series B, MBIA
   Insured,
   7.25% due 08/01/07.......................................     500,000        591,620
   7.25% due 08/01/13.......................................   2,000,000      2,495,640
  Saugus Unified School District, Series A, MBIA Insured,
   5.65% due 09/01/11.......................................   2,035,000      2,130,096
  South Whittier, Elementary School District, Capital
   Appreciation, Series A, FGIC Insured,
   0% due 08/01/13..........................................     500,000        276,855
   0% due 08/01/14..........................................     250,000        129,983

16    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Southern California Public Power Authority Power Project
   Revenue Refunding, Hydroelectric Hoover Uprating Project,
   Series A, 6.625% due 10/01/05............................  $  600,000   $    617,664
  Southern California Rapid Transit District, COP, Workers
   Compensation Fund, MBIA Insured, 6% due 07/01/10.........   1,000,000      1,036,240
  State, General Obligation,
   5.50% due 06/01/25.......................................   1,590,000      1,607,792
   Series BH, AMT, 5.60% due 12/01/32.......................   1,000,000        971,470
  State Department of Water Resources Central Valley Project
   Revenue, Series J-3, Unrefunded, 5.50% due 12/01/23......   2,190,000      2,190,416
  State Department of Water Resources Revenue, Series W, FSA
   Insured, 5.125% due 12/01/29.............................   2,000,000      1,943,080
  State Educational Facilities Authority Revenue Refunding,
   Dominican University, 5.75% due 12/01/30.................   1,000,000        979,120
   Loyola Marymount University, MBIA Insured, 5% due
   10/01/22.................................................     700,000        682,941
   Pepperdine University, 5.75% due 09/15/30................   2,000,000      2,069,160
   MBIA Insured, 6.10% due 03/15/14.........................   2,595,000      2,793,362
   Santa Clara University, MBIA Insured, 5.75% due
   09/01/18.................................................   3,255,000      3,350,599
   University of Southern California, Series C, 5.125% due
   10/01/28.................................................   2,695,000      2,604,556
  State Health Facilities Financing Authority Revenue
   Refunding,
   Scripps Health, Series A, MBIA Insured, 2.80% due
   10/01/22.................................................     500,000        484,065
   Stanford Health Care, Series A, FSA Insured, 5% due
   11/15/28.................................................   1,000,000        948,560
  State Housing Finance Agency Revenue Home Mortgage,
   Multi-Family Program,
   Series B, AMT, AMBAC Insured, 6.05% due 08/01/16.........   2,000,000      2,096,720
   Series B, AMT, AMBAC Insured, 5.25% due 02/01/28.........   2,000,000      1,952,300
   Series F, AMT, MBIA Insured,
   6.10% due 08/01/15.......................................   1,000,000      1,025,950
   Series H, AMT, 6.15% due 08/01/16........................   2,020,000      2,095,851
   Series I, AMT, MBIA Insured,
   5.65% due 08/01/17.......................................   1,400,000      1,442,406
   Series K, MBIA Insured,
   6.15% due 08/01/16.......................................   3,000,000      3,206,550
   Series L, AMT, MBIA Insured,
   5.55% due 08/01/05.......................................     300,000        318,600
   Series Q, MBIA Insured,
   5.85% due 08/01/16.......................................   1,000,000      1,053,620
  State Pollution Control Financing Authority, Pollution
   Control Revenue, MBIA Insured, Pacific Gas & Electric
   Co., Series B, AMT, 5.85% due 12/01/23...................   1,800,000      1,823,634
  State Pollution Control Financing Authority, Resource
   Recovery Revenue, Waste Management, Inc., Series A, AMT,
   7.15% due 02/01/11.......................................   1,500,000      1,547,700

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  State Public Works Board, Lease Revenue, AMBAC Insured,
   Various University of California Projects, Series C,
   5.125% due 09/01/22......................................  $1,475,000   $  1,455,206
  State Rural Home Mortgage Finance Authority, Single Family
   Revenue Refunding, Series C, AMT, 7.50% due 08/01/27.....     720,000        824,501
  Statewide Communities Development Authority, COP, 6% due
   08/01/28.................................................   2,000,000      2,026,420
  Statewide Communities Development Authority, Multi-Family
   Revenue,
   Archstone/LeClub-G, 5.30% due 06/01/29...................   2,000,000      2,045,220
   Residential-B, 5.20% due 12/01/29........................   2,500,000      2,545,600
  Statewide Communities Development Authority, Solid Waste
   Disposal Facilities Revenue, Waste Management, Inc.
   Project, AMT, 4.95% due 04/01/04.........................   1,000,000      1,002,990
  Stockton Health Facilities Revenue, Dameron Hospital,
   Series A, 5.70% due 12/01/14.............................     200,000        190,268
  Truckee, Donner Public Utility District, COP, Water System
   Improvement Project, MBIA Insured, 6.75% due 11/15/21....   1,000,000      1,035,450
  Turlock Irrigation District Revenue Refunding, Series A,
   MBIA Insured, 6% due 01/01/10............................     500,000        565,340
  Upland, COP, San Antonio Community Hospital, 5% due
   01/01/18.................................................   3,195,000      2,928,984
  University of Puerto Rico University System Revenue Bonds,
   COP, MBIA Insured, Series O, 5.375% due 06/01/30.........   1,000,000      1,008,760
  Vallejo Revenue Water Improvement Project, Series B, FGIC
   Insured, 6.50% due 11/01/14..............................   4,000,000      4,422,680
  Westside Unified School District Refunding, Series C,
   AMBAC Insured, 6% due 08/01/14...........................     300,000        342,534
                                                                           ------------
  Total Bonds (cost: $201,860,233)                                          209,897,965
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 1.17%
  Chula Vista, Multi-Family Housing Revenue, Series A, Terra
   Nova Associates, 2.75% due 03/01/05......................     200,000        200,000
  Irvine Ranch Water District,
   Consolidated Refunding, Series A, 3% due 05/01/09........     700,000        700,000
  Refunding Improvement Districts 102, 103, 105 and 106, 3%
   due 09/01/06.............................................     100,000        100,000
  Orange County, Apartment Development Revenue Aliso Creek
   Project B, 2.40% due 11/01/22............................     200,000        200,000
  State Health Facilities Financing Authority Revenue
   Refunding, Scripps Health, Series C, MBIA Insured, 2.40%
   due 10/01/22.............................................     300,000        300,000
  Statewide Communities Development Authority, COP, John
   Muir/Mt. Diablo Health, AMBAC Insured, 3% due 08/15/27...     600,000        600,000

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                                 (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Obligated Group, MBIA Insured, 3% due 04/01/28...........  $  500,000   $    500,000
                                                                           ------------
  Total Variable Rate Demand Notes
   (cost: 2,600,000)                                                          2,600,000
                                                                           ------------
TOTAL SECURITIES (COST: $204,460,233) - 95.17%                              212,497,965
OTHER ASSETS AND LIABILITIES, NET - 4.83%                                    10,795,952
                                                                           ------------
NET ASSETS - 100.00%                                                       $223,293,917
                                                                           ============

Atlas National Municipal Bond Fund
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

BONDS - 91.76%
  A B C California Unified School District, Capital
   Appreciation, Series B, FGIC Insured, 0% due 08/01/24....  $1,715,000   $   476,976
  Alabama State Docks Department, Docks Facilities Revenue,
   AMT, MBIA Insured, 6.10% due 10/01/13....................   1,000,000     1,071,870
  Anchorage, Alaska, Electric Utility Revenue Refunding,
   Senior Lien, MBIA Insured, 8% due 12/01/10...............     985,000     1,248,202
  Birmingham, Michigan, City School District, FSA Insured,
   4.75% due 11/01/24.......................................   2,000,000     1,831,020
  Calcasieu Parish, Louisiana, Public Trust Authority,
   Student Lease Revenue, McNeese Student Housing Project,
   MBIA Insured, 5.25% due 05/01/33.........................   1,295,000     1,277,155
  Chatham County, Georgia, Hospital Authority Revenue,
   Memorial Health Medical Center, Series A, 6.125% due
   01/01/24.................................................   1,000,000     1,018,830
  Chicago, Illinois, Metropolitan Water Reclamation
   District, Greater Chicago Capital Improvement, 7.25% due
   12/01/12.................................................   1,500,000     1,850,790
  Chicago, Illinois, Park District Aquarium & Museum,
   Series B, 6.50% due 11/15/13.............................   1,500,000     1,672,875
  Chicago, Illinois, Public Building Commission Mortgage
   Revenue, Board of Education, Series A, MBIA Insured,
   7.125% due 01/01/15......................................     125,000       126,265
  Cleveland, Ohio, Waterworks Revenue First Mortgage
   Refunding, Series F-92B, AMBAC Insured, 6.25% due
   01/01/16.................................................   1,000,000     1,033,620
  Colorado Department of Transportation, Revenue
   Anticipation Notes, Series A, MBIA Insured, 5.25% due
   06/15/10.................................................   1,000,000     1,067,710
  Colorado, Housing Finance Authority, Single Family
   Program, Senior Series A-1, AMT, 7.40% due 11/01/27......     620,000       677,598
  Colorado, Public Highway Authority, E-470, Capital
   Appreciation Senior Series B, MBIA Insured, 0% due
   09/01/21.................................................   2,000,000       660,280
  Colorado Springs, Colorado, Utilities Revenue, Unrefunded
   Balance, Series A, 6.50% due 11/15/15....................   2,000,000     2,062,500

Atlas National Municipal Bond Fund                                   (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Cook County, Illinois, MBIA Insured, 7.25% due 11/01/07...  $  620,000   $   717,483
  Delaware Valley, Pennsylvania, Regional Financing
   Authority, Local Government Revenue, Series A, AMBAC
   Insured, 5.50% due 08/01/28..............................   1,000,000     1,044,470
  Foothill/Eastern Corridor Agency, California, Toll Road
   Refunding, 5.75% due 01/15/40............................   2,000,000     1,948,560
  Harris County, Texas, Toll Road Revenue Refunding, Senior
   Lien, FGIC Insured, 5.375% due 08/15/20..................   1,000,000     1,005,040
  Illinois Health Facilities Authority Revenue Refunding,
   Northwestern Medical Facilities Foundation, MBIA Insured,
   5.125% due 11/15/28......................................   1,000,000       951,400
  Illinois, State General Obligation, FSA Insured, 5.375%
   due 05/01/13.............................................   2,000,000     2,100,420
  Indianapolis, Indiana, Airport Authority Revenue, Special
   Facilities, Federal Express Corp., AMT, 7.10% due
   01/15/17.................................................     500,000       531,475
  Jones County, Mississippi, Hospital Revenue, South Central
   Regional Medical Center, 5.50% due 12/01/17..............   1,000,000       897,120
  Kansas City, Kansas, Utility System Revenue, Unrefunded
   Balance, FGIC Insured, 6.375% due 09/01/23...............   1,010,000     1,093,497
  Kentucky Economic Development Financing Authority,
   Healthcare Systems Revenue, Norton Healthcare, Inc.,
   Series A, 6.50% due 10/01/20.............................   1,000,000     1,015,570
  Kern, California, High School District, Series 1990-C
   Election, MBIA Insured, 6.25% due 08/01/10...............     545,000       633,137
  Lakota, Ohio, Local School District, AMBAC Insured, 7% due
   12/01/09.................................................   1,740,000     2,067,590
  Louisiana Public Facilities Authority Hospital Revenue,
   Touro Infirmary Project, Series A, 5.50% due 08/15/19....     500,000       480,565
  Maine State Housing Authority Mortgage Purchase,
   Series A-1, AMT, AMBAC Insured, 6.40% due 11/15/14.......   1,400,000     1,439,788
  Maricopa County, Arizona, Unified School District 69,
   Paradise Valley Refunding, MBIA Insured, 6.35% due
   07/01/10.................................................     600,000       689,202
  Massachusetts State Health and Educational Facilities
   Authority Revenue, Northeastern University, Series E,
   MBIA Insured, 6.55% due 10/01/22.........................     500,000       528,495
  Massachusetts State Industrial Financing Agency Revenue,
   Wentworth Institute of Technology, 5.65% due 10/01/18....     500,000       493,985
  Metropolitan Pier & Exposition Authority, Illinois,
   Dedicated State Tax Revenue, McCormick Place Expansion
   Project,
   Capital Appreciation, FGIC Insured, 0% due 06/15/29......   4,000,000       813,080
   Prerefunded, Series A, 7.25% due 06/15/05................      35,000        39,541
   Prerefunded, Series A, 7.25% due 06/15/05................     105,000       118,830
   Unrefunded, Series A, 7.25% due 06/15/05.................     110,000       123,270

18    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                                   (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Metropolitan Transportation Authority, New York,
   Transportation Facilities Revenue, Series 8, 5.375% due
   07/01/21.................................................  $1,000,000   $ 1,017,890
  Miami Beach, Florida, Health Facilities Authority Hospital
   Revenue, Mt. Sinai Medical Center, Series A, 6.80% due
   11/15/31.................................................     500,000       506,265
  Mississippi Higher Education Assistance Corp., Student
   Loan Revenue, Series C, AMT, 6.05% due 09/01/07..........     505,000       519,918
  Nevada Housing Division, Single Family Mortgage,
   Series C, AMT, 6.60% due 04/01/14........................     780,000       840,746
  New York City, New York, General Obligation,
   Series F, 6% due 08/01/11................................     500,000       540,445
   Series H, 5% due 03/15/29................................   1,000,000       949,650
   Series I, 5.875% due 03/15/14............................     500,000       529,250
   Series L, 5.75% due 08/01/12.............................     500,000       533,455
  New York City, New York, Municipal Water Finance
   Authority, Water & Sewer Systems Revenue,
   Prerefunded, Series B, 6% due 06/15/33...................     625,000       717,638
   Series B, 6% due 06/15/33................................     375,000       412,785
  New York State Dormitory Authority Revenue, Pooled Capital
   Program, FGIC Insured, 7.80% due 12/01/05................      15,000        15,366
  New York State Highway Authority, Service Contract
   Revenue, Local Highway and Bridge, 5% due 04/01/17.......   1,000,000       990,250
  New York State Urban Development Corp. Revenue,
   Correctional Facilities, Series A, 5.50% due 01/01/16....   1,000,000     1,019,140
  Northern California Power Agency, Public Power Revenue
   Refunding, Hydroelectric Project 1, Series A, MBIA
   Insured, 6.25% due 07/01/12..............................     750,000       786,683
  Ohio State Air Quality Development Authority Revenue,
   Pollution Control, Series B, 6% due 08/01/20.............   1,500,000     1,504,185
  Pinal County, Arizona, Unified School District 43, Apache
   JCT, Series A, FGIC Insured, 6.80% due 07/01/09..........     425,000       496,383
  Port of Seattle, Washington, Revenue, Series B, AMT, MBIA
   Insured, 5.625% due 02/01/24.............................   1,000,000     1,017,380
  Puerto Rico Commonwealth Infrastructure Financing
   Authority, Series A, 5.50% due 10/01/32..................   1,000,000     1,034,380
  Puerto Rico Electric Power Authority, Power Revenue
   Refunding, Series Z, 5.25% due 07/01/21..................   1,000,000     1,003,570
  Sacramento, California, Municipal Utility District
   Electric Revenue Refunding, Series Z, FGIC Insured, 6.45%
   due 07/01/10.............................................     600,000       612,000
  Salt Lake City, Utah, Hospital Revenue, IHC
   Hospitals, Inc., MBIA Insured, 6.25% due 02/15/23........   2,000,000     2,058,600

Atlas National Municipal Bond Fund                                   (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Steubenville, Ohio, Hospital Revenue, Triniey Health,
   Clinic Building Center, 6.50% due 10/01/30...............  $1,000,000   $ 1,036,430
  Superior, Wisconsin, Limited Obligation Revenue Refunding,
   Midwest Energy Resources, Series E, FGIC Insured, 6.90%
   due 08/01/21.............................................     500,000       607,840
  Tallassee, Alabama, Industrial Development Board Revenue
   Refunding, Dow United Technologies Corp., Series B, 6.10%
   due 08/01/14.............................................   1,000,000     1,119,520
  Texas Health Facilities Development Corp., Hospital
   Revenue, Cook-Fort Worth Children's Center Refunding,
   FGIC Insured, 6.25% due 12/01/12.........................   1,000,000     1,065,220
  Vermont Educational and Health Buildings Financing Agency,
   Norwich University Project, 5.50% due 07/01/21...........   1,000,000       971,660
  Washington State Public Power Supply System Refunding
   Revenue, Nuclear Project 2, Series A, 7.25% due
   07/01/06.................................................     500,000       570,136
                                                                           -----------
  Total Bonds (cost: $54,554,946)                                           57,284,994
                                                                           -----------
VARIABLE RATE DEMAND NOTES* - 6.57%
  Angelina & Neches River Authority Texas, Industrial
   Development Corp. Solid Waste Revenue, 3.35% due
   05/01/14.................................................     500,000       500,000
  Clark County, Nevada, Local Special Improvement District,
   128-A, 3.30% due 02/01/21................................     600,000       600,000
  Grand Forks, North Dokota, Hospital Facilities Revenue,
   United Hospital Obligation Group Project, 3.30% due
   12/01/16.................................................     500,000       500,000
  Indiana Health Facilities Financing Authority Revenue,
   Project B, 2.90% due 01/01/16............................     200,000       200,000
  Series B, MBIA Insured, 3.30% due 07/01/29................     200,000       200,000
  Lone Star, Texas, Airport Improvement Authority, 3.30% due
   12/01/14.................................................     200,000       200,000
  Massachusetts State Industrial Financing Agency Revenue,
   Milton Academy Issue, MBIA Insured, 2.50% due 03/01/27...   1,000,000     1,000,000
  North Central Texas, Health Facilities Development Corp.
   Revenue, Presbyterian Medical Center, Series C, MBIA
   Insured, 3.30% due 12/01/15..............................     300,000       300,000
  Reno, Nevada, Hospital Revenue, St. Mary's Regional
   Medical Center, Series B, MBIA Insured, 3.30% due
   05/15/23.................................................     100,000       100,000
  Stevenson, Alabama, Industrial Development Board
   Environmental Improvement Revenue, Mead Corp. Project,
   3.25% due 11/01/16.......................................     200,000       200,000
  Wisconsin, State Health and Educational Facilities
   Authority Revenue, Gundersen Lutheran, Series B, FSA
   Insured, 3.55% due 12/01/29..............................     300,000       300,000
                                                                           -----------
  Total Variable Rate Demand Notes
   (cost: $4,100,000)                                                        4,100,000
                                                                           -----------

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                                   (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

TOTAL SECURITIES (COST: $58,654,946) - 98.33%                              $61,384,994

OTHER ASSETS AND LIABILITIES, NET - 1.67%                                    1,041,574
                                                                           -----------
NET ASSETS - 100.00%                                                       $62,426,568
                                                                           ===========

Atlas Strategic Income Fund
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

MORTGAGE-BACKED OBLIGATIONS - 57.90%
  Commercial - 7.81%
   Ameriquest Finance Trust, Collateralized Mtg.
   Obligations,
   Series 2000-1, Cl. D, 8.50% due 05/15/30 (a)(f)..........  $    82,300  $     80,808
   Series 2000-IA, Cl. D, 8.50% due 07/15/30 (a)(f).........    1,012,532       982,473
   Amortizing Residential Collateral Trust, Home Equity Mtg.
   Pass-Through Certificates, Trust 2001-1, C1.NIM, 7.50%,
   due 07/25/30.............................................      410,960       407,492
   Asset Backed Securitization Corp., Long Beach Home Equity
   Loan Trust, Home Equity Loan Pass-Through Certificates,
   Series 2, 8.70% due 03/21/29.............................      500,000       514,141
   Asset Securitization Corp., Commercial Mortage
   Pass-Through Certificates,
   Series 1997-D5, Cl. B2, 6.93% due 02/14/41...............      400,000       142,000
   Conseco Finance, Home Equity Loan Pass-Through
   Certificates,
   Series 2001-B, C1. 1A4, 6.55% due 06/15/32...............      500,000       495,390
   Embarcadero Aircraft Securitization Trust Bonds,
   Series 2000-A,
   Cl, B, Floating Rate
   due 08/15/25 (a)(f)......................................      472,522       473,113
   First Chicago/Lennar Trust, Commercial Collateral Strip
   Interest,
   Series 1997-CHL1, Cl. D, 8.12% due 05/29/08 (a)(c).......      100,000        88,708
   Series 1997-CHL1, Cl. E, 8.12% due 02/28/11 (a)(c).......      150,000       118,229
   GMAC Commercial Mortgage Securities, Inc.,
   Series 1997-C1,
   Cl. G, 7.414% due 09/30/06...............................      120,000        90,147
   Cl. X, 1.6287% due 07/15/27..............................      975,000        67,217
   GMAC Commercial Mortgage Securities, Inc.,
   Series 1997-C2, Cl. F, 6.75% due 04/16/29................      100,000        60,734
   Morgan Stanley Capital I, Inc., Commercial Sub. Bonds,
   Series 1996-C1, Cl. F, 7.44% due 05/15/06 (a)(c).........       97,137        79,918
   Series 1997-HF1, Cl. F, 6.86% due 02/15/10 (a)(c)........       50,000        43,289

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Series 1997-RR, Cl. D, 7.77% due 04/30/39 (a)(c).........  $   200,000  $    163,850
   Series 1997-RR, Cl. E, 7.77% due 04/30/39 (a)(c).........       75,000        54,688
   Series 1997-RR, Cl. F, 7.77% due 04/30/39 (a)(c).........      175,000       107,938
   Series 1997-XL1, Cl. G, 7.70% due 10/03/30 (a)(c)........       60,000        53,402
   NC Finance Trust, Series 1999-I, Cl. ECFD, 8.75% due
   12/25/28.................................................      127,231       115,701
   Prudential Mortgage Capital Co. II LLc, Commercial Mtg
   Pass-Through Certificates,
   Series PRU-HTG 2000-C1, A2, 7.306% due 10/06/15..........    2,000,000     2,055,000
   Resolution Trust Corp., Commercial Mortgage Pass-Through
   Certificates,
   Series 1994-C2, Cl. E, 8% due
   04/25/25 (c).............................................      382,049       380,631
   Salomon Brothers Mortgage Securities VII, Commercial
   Mortgage Pass-Through Certificates,
   Series 1996-C1, Cl. F, 8.87% due 01/20/28 (c)............      250,000       201,719
   Series 1998-1A, 5% due 11/25/27..........................          701           700
   Strategic Hotel Capital, Inc., Commercial Mtg.
   Obligations,
   Series 2001-SCH1, C!. 6.55% due 04/17/2006 (a)(c)(f).....      500,000       500,000
   Structured Asset Securities Corp., Commercial Mtg.
   Pass-Through Certificates,
   Series 1995-C4, Cl. E, 9.03% due 06/25/26 (a)(c).........       21,227        21,731
   Series 1997-LL1, Cl. F, 7.30% due 04/12/12 (a)...........       50,000        48,391
  Government Agency - 45.86%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped Mortgage-Backed Security,
   Series 194, 6.50% due 04/01/28 (g).......................   15,620,879     4,114,243
   Series 151, Cl. F, 9% due 05/15/21.......................      184,959       193,465
   Federal National Mortgage Association, Collateralized
   Mortgage Obligations, Gtd. Real Estate Mortgage
   Investment Conduit Pass-Through Certificates,
   Series 1993-202, Class PH, 6.50% due 02/25/22............    1,000,000     1,019,970
   Federal National Mortgage Association, Interest-Only
   Stripped Mortgage-Backed Security, Series 294, Class 2,
   7% due 02/01/28..........................................    1,220,619       293,043
   Federal National Mortgage Association,
   6% due 07/16/31..........................................      800,000       767,752
   6.50% due 07/01/28.......................................   14,200,000    13,973,652
   6.50% due 05/01/29.......................................      336,231       331,537
   7% due 07/01/26..........................................      366,328       368,011
   7% due 01/01/28..........................................      794,390       798,040
   7% due 7/16/31...........................................   15,150,000    15,216,357

20    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Government National Mortgage Association,
   7% due 03/15/28..........................................  $ 3,101,304  $  3,133,186
   7% due 07/15/28..........................................      690,873       697,975
   Government National Mortgage Association,
   Series 1999-27, Gtd. Multiclass Mtg. Participation
   Certificates, Cl. PQ, 7.50% due 08/16/28.................    2,144,000     2,235,785
  Multi-Family - 2.00%
   Mortgage Capital Funding, Inc.,
   Multi-Family Mtg. Pass-Through Certificates,
   Series 1996-MC1, Cl. G, 7.15% due 06/15/06 (a)...........    1,100,000       993,434
   Commercial Mtg. Pass-through Certificates,
   Series 1996-MC2, CI. 5.75% due 12/21/26..................    1,050,000       886,717
  Residential - 2.23%
   Impac Secured Assets CMN Owner Trust Home Equity
   Collateralized Mtg. Obligations,
   Series 2001-5, C1, M1, 7.81% due 07/25/31................      500,000       497,088
   LBFTC 1, Home Equity Collateralized Mtg. Obligations,
   Series 2000-1A, C1.D, 10% due 02/25/30 (a)...............       31,539        31,115
   Norwest Asset Securities Corp., Collateralized Mtg.
   Pass-Through Certificates,
   Series 1999-20, C1, A13, 6.75% due 08/25/29..............    1,550,000     1,566,260
                                                                           ------------
  Total Mortgage-Backed Obligations
   (cost: $55,427,447)                                                       54,465,040
                                                                           ------------
U.S. GOVERNMENT OBLIGATIONS - 6.56%
  U.S. Treasury Bonds:
   5.375% due 02/15/31......................................      350,000       331,789
   6.25% due 05/15/30.......................................    1,000,000     1,060,469
   6.50% due 11/15/26.......................................      542,000       584,189
   8.875% due 02/15/19......................................      325,000       430,510
  U.S. Treasury Notes:
   5.50% due 01/31/03 (k)(l)................................    2,115,000     2,157,328
   7% due 07/15/06..........................................      778,000       844,080
  U.S. Treasury Strips:
   6.57% due 05/15/05 (m)(n)................................      924,000       764,138
                                                                           ------------
  Total U.S. Government Obligations
   (cost: $6,036,978)                                                         6,172,503
                                                                           ------------
FOREIGN GOVERNMENT OBLIGATIONS - 25.56%
  Argentina - .72%
   Argentina (Republic of), 11.375% Par Bonds due
   03/15/10.................................................      225,000       172,288
   Bonos de Consolidacion de Deudas, Series 1, Buenos Aires,
   Series PBA1, 2.69% Bonds due 04/01/07 (ARP)..............       68,278        52,578
   Global Bonds,
   Series 2008, 7% Bonds due 12/19/08.......................      260,000       194,194
   Series 2018, 12.25% Bonds due 06/19/18...................      365,000       260,975

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Belgium - .90%
   Belgium (Kingdom of),
   Bonds, Series 28, 5.75% due 03/28/08 (EUR)...............  $   960,000  $    842,560
  Brazil - 2.04%
   Brazil (Federal Republic of) Bonds,
   8.875% due 04/15/24......................................      670,000       432,150
   11% Unsec. Unsub. Bonds due 08/17/40.....................      130,000        96,330
   Debt Capitalization Bonds, Series
   20 yr., 8% due 04/15/14..................................      935,872       693,795
   Debt Conversion Bonds, Series 18 yr., 5.50% due 04/15/12
   (c)......................................................      660,000       463,650
   Debt Conversion Bonds, Series D, 5.50% due 04/15/12 9
   (c)......................................................      330,000       231,825
  Bulgaria - .53%
   Bulgaria (Republic of),
   Interest Arrears Debs., Series PDI, 6.31% due 07/28/11
   (c)......................................................      300,000       235,500
   Discounted Bonds, 6.31% due
   07/28/24 (c).............................................      340,000       267,750
  Canada - .10%
   Canada (Government of),
   .70% Notes due 03/20/06 (JPY)............................    2,000,000        16,342
   1.875% Unsec.Unsub Notes due 01/25/10 (JPY)..............    9,000,000        77,670
  Colombia - .34%
   Colombia (Republic of),
   8.375% Unsec. Unsub. Bonds due 02/15/27..................       60,000        40,530
   11.375% Unsec. Unsub. Notes due 01/31/08 (EUR)...........      180,000       154,462
   11.75% Unsec. Unsub. Bonds due 02/25/20..................      129,000       123,195
  Ecuador - .54%
   Ecuador (Republic of),
   12% Unsec. Bonds due 11/15/12............................      580,000       405,130
   12% Unsec. Bonds due 08/15/30............................      250,000       107,625
  Egypt - .19%
   Egypt (Republic of), 8.75% Bonds due 07/11/11............      180,000       179,786
  Finland - .88%
   Finland (Government of), 5.75% Bonds due 02/23/11
   (EUR)....................................................      945,000       823,845
  France - .71%
   France (Government of),
   4% Treasury Notes due 01/12/02 (EUR).....................      790,000       667,075
  Germany - 7.44%
   Germany (Republic of),
   Bundesschatzanweisungen, 4.50% Notes due 03/15/02
   (EUR)....................................................    3,000,000     2,543,229
   Series 01, 5% Bonds due 07/04/11 (EUR)...................    5,300,000     4,456,917
  Great Britain - 2.20%
   United Kingdom Treasury Bonds,
   6.50% due 12/07/03 (GBP).................................      935,000     1,344,703
   9% due 08/06/12 (GBP)....................................      395,000       723,522
  Hungary - .70%
   Hungary (Government of) Bonds,
   Series 01/F, 15% due 07/24/01 (HUF)......................    1,080,000         3,759
   Series 03/H, 10.82% due 03/12/03
   (HUF) (c)................................................   35,000,000       121,112

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Series 05/E, 9.25% due 05/12/05 (HUF)....................  $30,980,000  $    110,815
   Series 05/F, 10.95% due 08/24/05
   (HUF) (c)................................................   34,090,000       117,691
   Series 06/E, 8.50% due 05/12/06 (HUF)....................   85,830,000       304,525
  Indonesia - .06%
   Indonesia (Republic of), 7.75% Unsec. Bonds due
   08/01/06.................................................       70,000        57,750
  Ivory Coast - .02%
   Ivory Coast (Government of) Past Due Interest, Series F,
   1.90% Bonds due 03/29/18 (b)(e) (FRF)....................      952,875        19,700
  Mexico - 1.11%
   United Mexican States Bonds,
   5.01% due 12/31/19 (DEM).................................      535,000       188,151
   United Mexican States Notes,
   8.125% due 12/30/19 (MXN)................................      430,000       407,103
   8.375% due 01/14/11 (MXN)................................      240,000       241,560
   United Mexican States Collateralized Fixed Rate Par
   Bonds, Series W-A, 6.25% Sec. Bonds due 12/31/19.........      220,000       203,032
  Norway - .33%
   Norway (Government of) Bonds,
   6% due 05/16/11 (NOK)....................................    1,450,000       147,724
   9.50% due 10/31/02 (NOK).................................    1,465,000       161,118
  Pakistan - .05%
   Pakistan (Islamic Republic of), 10% Senior Unsec. Bonds
   due 12/13/05.............................................       60,000        46,839
  Panama - .18%
   Panama (Republic of) Bonds,
   8.875% due 09/30/27......................................      105,000        95,813
   10.75% due 09/30/27......................................       25,000        26,500
   Interest Reduction Bonds, 4.75% due 07/17/14 9 (c).......       50,000        44,915
  Peru - .33%
   Peru (Republic of),
   Zero Coupon, Sr. Notes due 02/28/16......................      687,804       310,062
  Philippines - .11%
   Philippines (Republic of), 10.625% Notes due 03/16/25....      110,000        99,781
  Poland - .99%
   Poland (Republic of) Bonds,
   Series 0403, Zero Coupon due 04/21/03 (PLN)..............    3,075,000       597,494
   Series 0603, 12% due 06/12/03 (PLN)......................    1,380,000       329,167
  Russia - 1.72%
   Russian Federation,
   8.25% Unsec. Unsub. Notes due 03/31/10...................       97,906        75,020
   8.25% Unsub. Bonds due 03/31/10..........................       70,925        54,346
   5% Unsub. Notes due 03/31/30.............................    2,281,875     1,077,045
   5% Unsub. Bonds due 03/31/30 (a).........................      874,375       414,235
  South Africa - .79%
   South Africa (Republic of), Bonds, Series 153, 13% due
   08/31/10 (ZAR)...........................................    5,380,000       747,158
  Turkey - .94%
   Turkey (Republic of),
   11.75% Bonds due 06/15/10................................      455,000       390,618
   Sr. Unsec. Unsub. Notes, 11.875% due 01/15/30............      400,000       335,000
   Sr. Unsub. Bonds, 12.375% due 06/15/09...................      176,000       160,160

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Ukraine - .20%
   Ukraine (Government of), 11% due 03/15/07................  $   250,260  $    193,219
  Venezuela - 1.44%
   Venezuela (Republic of),
   9.25% Bonds due 09/15/27.................................    1,355,000       934,950
   Series DL, 4.75% due 12/18/07............................      499,995       423,089
                                                                           ------------
  Total Foreign Government Obligations
   (cost: $24,083,124)                                                       24,047,077
                                                                           ------------
LOAN PARTICIPATIONS - .52%
  Algeria (Republic of) Trust 111 Notes, Tranche 3,
   2.39% due 03/04/10 (JPY) (e)(f)..........................    8,284,908        53,785
  Morocco (Kingdom of), Loan Participation Agreements,
   Tranche A, 5.09% due 04/15/03 (c)(f).....................      300,000       276,375
  Shoshone Partners Loan Trust, 6.06% Sr. Notes due
   04/28//02 (a)(c)(f)......................................      250,000       159,501
                                                                           ------------
  Total Loan Participations (cost: $579,005)                                    489,661
                                                                           ------------
CORPORATE BONDS AND NOTES - 40.31%
  Aerospace/Defense - .55%
   Alliant Techsystems, Inc., 8.50% Sr. Sub. Notes due
   05/15/11 (a).............................................      200,000       202,000
   BE Aerospace, Inc.,
   8.88% Sr. Sub. Notes due 05/01/11 (a)....................      100,000        99,000
   9.50% Sr. Unsec. Sub. Notes due 11/01/08.................       50,000        50,750
   Fairchild Corp. (The), Cl. A, 10.75% Sr. Unsec. Sub.
   Notes due 04/15/09.......................................      100,000        81,250
   Greater Toronto Airport, 5.40% Debentures due 12/03/02
   (CAD)....................................................       55,000        36,444
   Pentacon, Inc., Series B, 12.25% Sr. Unsec. Notes due
   04/01/09 (f).............................................      100,000        50,000
  Air Transportation - .72%
   Amtran, Inc., 10.50 Sr. Notes due 08/01/04...............      450,000       396,000
   Atlas Air, Inc.,
   9.375% Sr. Unsec. Notes due 11/15/06.....................       50,000        36,000
   10.75% Sr. Notes due 08/01/05............................       50,000        39,000
   Budget Group, Inc., 9.125% Sr. Unsec. Notes due
   04/01/06.................................................      200,000        80,000
   Trans World Airlines, Inc., 11.50% Sr. Sec. Notes due
   12/15/04 (b).............................................      125,000       125,000
  Aluminum - .49%
   Century Aluminum Co., 11.75% Sr. Sec. Notes due 04/15/08
   (a)......................................................      100,000       104,000
   Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Notes
   due 02/01/03.............................................      400,000       356,000
  Automotive - 1.17%
   Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub.
   Notes due 04/15/06.......................................      250,000       236,250
   Delco Remy International, Inc., 11% Sr. Sub. Notes due
   05/01/09 (a).............................................      100,000       104,000
   Dura Operating Corp., 9.% Sr. Sub. Notes due 05/01/09
   (a)......................................................      300,000       282,000
   Hayes Lemmerz International, Inc., 11.875% Sr. Notes due
   06/15/06 (a).............................................      200,000       194,000
   Hayes Wheels International, Inc.,

22    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   9.125% Sr. Sub. Notes due 07/15/07.......................  $   150,000  $    113,250
   Oxford Automotive, Inc., Series D, 10.125% Sr. Unsec.
   Sub. Notes due 06/15/07..................................      200,000       122,000
   Tenneco, Inc., 11.625% Sr. Unsec. Sub. Notes due
   10/15/09.................................................      100,000        51,000
  Bank - .73%
   Development Bank of Japan, 1.75% Unsec. Notes due
   06/21/10 (JPY)...........................................   18,000,000       153,486
   European Investment Bank, 3% Eligible Interest Notes due
   09/20/06 (JPY)...........................................   19,000,000       172,748
   Financiera Energetica Nacional, 9.375% Unsec. Unsub.
   Notes due 06/15/06 (a)...................................      100,000        85,600
   Hanvit Bank,
   0%/12.75% Unsec. Sub. Notes due 03/01/10 (d).............      150,000       156,555
   0%/12.75% Unsec. Sub. Notes due 03/01/10 (a)(d)..........       35,000        37,557
   KFW International Finance, Inc., 1.75% Bonds due 03/23/10
   (JPY)....................................................    2,000,000        17,240
   Local Financial Corp., 11% Sr. Notes due 09/08/04
   (a)(f)...................................................       50,000        50,000
   Oesterreichische Kontrollbank AG, 1.80% Unsec. Notes due
   03/22/10 (JPY)...........................................    1,000,000         8,673
   Ongko International Finance Co. BV, 10.50% Sec. Notes
   due 03/29/04 (a)(b)(f)...................................       40,000           700
   SBS Agro Finance BV, 10.25% Bonds due 07/21/49 (b)(f)....       75,000         3,375
  Broadcasting - 1.29%
   AMFM Operating, Inc., Series E, 12.625% Sr. Sub.
   Debentures due 10/31/06 (h)(f)...........................       31,600        34,681
   Chancellor Media Corp., Series B, 8.75% Sr. Unsec. Sub.
   Notes due 06/15/07.......................................       50,000        52,500
   Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Notes due
   07/01/08.................................................       50,000        49,750
   Emmis Communications Corp., Series B, 8.125% Sr. Unsec.
   Sub. Notes due 03/15/09..................................      150,000       141,000
   Emmis Escrow Corp., 0%12.50% Sr. Disc. Notes due 03/15/11
   (a)......................................................      200,000       113,000
   Paxson Communications Corp., 11.625% Sr. Sub. Notes due
   10/01/02.................................................       50,000        50,500
   Radio One Inc., 8.875% Sr. Sub. Notes due 07/01/11 (a)...      200,000       200,000
   Spanish Broadcasting Sustem, Inc., 9.625% Sr. Sub. Notes
   due 11/01/09.............................................      200,000       186,000
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due 12/15/07........................       50,000        47,625
   9% Sr. Unsec. Sub. Notes due 07/15/07....................      250,000       241,250
   Young Broadcasting, Inc.,
   8.75% Sr. Sub. Debentures due 06/15/07...................      100,000        93,250
  Building Materials - .46%
   Nortek, Inc.,
   Series B, 9.125% Sr. Unsec. Notes due 09/01/07...........      200,000       196,000
   9.875% Sr. Sub. Notes due
   06/15/11 (a).............................................      250,000       240,625
  Cable Television - 3.86%
   Adelphia Communications Corp.,

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   9.25% Sr. Notes due 10/01/02.............................  $   200,000  $    200,500
   9.375% Sr. Notes due 11/15/09............................      200,000       191,000
   10.25% Sr. Unsec. Sub. Notes due 06/15/11................      250,000       246,250
   10.875% Sr. Unsec. Notes due 10/01/10....................      250,000       253,125
   Series B, 8.375% Sr. Notes due 02/01/08..................       25,000        22,875
   Series B, 10.50% Sr. Unsec. Notes due 07/15/04...........       50,000        50,437
   Callahan Nordrhein Westfalen, 14.125% Sr. Notes due
   07/15/11 (EUR) (a).......................................      300,000       205,967
   Charter Communications Holdings LLC,
   0%/9.92% Sr. Discount Notes due 04/01/11 (d).............      500,000       342,500
   8.25% Sr. Notes due 04/01/07.............................       50,000        47,375
   10% due 05/15/11 (a).....................................      400,000       406,000
   10.75% Sr. Unsec. Notes due 10/01/09.....................      300,000       315,750
   11.125% Sr. Unsec. Notes due 01/15/11....................      100,000       105,500
   Classic Cable, Inc., 10.50% Sr. Sub. Notes due
   03/01/10.................................................       25,000         7,250
   Diamond Cable Communications PLC, 0%/11.75% Sr. Discount
   Notes due 12/15/05 (d)...................................      200,000       136,000
   EchoStar DBS Corp., 9.375% Sr. Unsec. Notes due
   02/01/09.................................................      400,000       392,000
   Insight Midwest LP/Insight Capital, Inc., 9.75% Sr.
   Notes Due 10/01/09.......................................      100,000       103,500
   Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Notes due
   01/15/13 (a).............................................      150,000       144,000
   NTL Communications Corp.,
   Series B, 0%/9.75% Sr. Unsec. Notes due 04/15/09 (GBP)...      200,000        90,713
   Series B, 9.875% Sr. Unsec. Notes due 11/15/09 (EUR).....       50,000        26,276
   NTL, Inc.,
   Series B, 0%/9.75% Sr. Deferred Coupon Notes due 04/01/08
   (d)......................................................      100,000        43,500
   Series B, 10% Sr. Notes due 02/15/07.....................      100,000        65,500
   Series B, 0%/10.75% Sr. Unsec. Unsub. Notes due 04/01/08
   (GBP) (d)................................................       50,000        29,710
   Rogers Communications, Inc., 8.75% Sr. Notes due 07/15/07
   (CAD)....................................................      100,000        64,165
   United International Holdings, Inc., Series B, 0%/10.75%
   Sr. Discount Notes due 02/15/08 (d)......................       75,000        25,125
   TeleWest Communications PLC,
   0%/9.875% Sr. Notes due 04/15/09 (GBP) (d)...............      100,000        65,046
   11% Sr. Discount Debentures due 10/01/07.................       65,000        54,763
  Chemicals - 1.11%
   Huntsman Corp./ICI Chemicals Co. PLC,
   0% Sr. Unsec. Discount Notes due 12/31/09................      100,000        30,250
   10.125% Sr. Unsec. Sub. Notes due 07/01/09...............      100,000        98,500
   Lyondell Chemical Co.,
   Series A, 9.625% Sr. Sec. Notes due 05/01/07.............       50,000        49,750
   Series B, 9.875% Sec. Notes due 05/01/07.................      100,000        99,250

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   10.875% Sr. Sub. Notes due 05/01/09......................  $    50,000  $     49,125
   MacDermid, Inc., 9.125% Sr. Sub. Notes due 07/15/11
   (a)......................................................      300,000       301,500
   Messer Griesheim Holding AG, 10.375% Sr. Notes due
   06/01/11 (EUR) (a)(f)....................................      100,000        86,455
   NL Industries, Inc., 11.75% Sr. Sec. Notes due
   10/15/03.................................................       32,000        31,680
   PCI Chemicals Canada, Inc., 9.25% Sec. Notes due
   10/15/07 (b).............................................       50,000        24,250
   Pioneer Americas Acquisition Corp., 9.25% Sr. Notes due
   06/15/07 (b).............................................       50,000        15,750
   Polymer Group, Inc., 9% Sr. Sub. Notes due 07/01/07......      100,000        37,000
   Sterling Chemicals, Inc.,
   11.75% Sr. Unsec. Sub. Notes due 08/15/06................      200,000        48,000
   Series B, 12.375% Sr. Sec. Notes due 07/15/06............      220,000       171,600
  Commercial Finance - .27%
   Asat Finance LLC, 12.50% Sr. Unsec. Notes due 11/01/06...       32,500        30,225
   Korea Exhange Bank, 0%/13.75% Unsec, Sub. Bonds due
   06/30/10 (d).............................................      205,000       219,739
  Computer Hardware - .05%
   Seagate Technology Intl., 12.50% due 11/15/07 (a)........       50,000        49,500
  Consumer Services - .21%
   Key3Media Group, Inc., 11.25% Bonds due 06/15/11.........      200,000       196,000
  Containers - .11%
   Ball Corp.,
   7.75% Sr. Unsec. Notes due 08/01/06......................       50,000        50,687
   8.25% Sr. Unsec. Sub. Notes due 08/01/08.................       50,000        50,625
  Diversified Financial - 2.80%
   AMRESCO, Inc.,
   Series 97-A, 10% Sr. Sub. Notes due 03/15/04.............       75,000        42,000
   Series 98-A, 9.875% Sr. Sub. Notes due 03/15/05..........      100,000        56,000
   BF Saul REIT, Series B, 9.75% Sr. Sec. Notes due
   04/01/08.................................................      165,000       160,256
   Fuji JGB Investment LLC,
   9.87% Non-Com. Preferred Bonds due 12/31/49 (c)..........      100,000        93,210
   9.87% Non-Com. Preferred Bonds, Series A, due 12/31/49
   (a)(c)...................................................      435,000       413,483
   GMAC, Series EC, 6.875% Notes due 09/09/04 (GBP).........      140,000       198,562
   IBJ Preferred Capital Co. (The) LLC, Floating Bonds due
   12/29/49 (a).............................................      550,000       489,360
   IPC Magazines Group PLC, 9.625% Bonds due 03/15/08
   (GBP)....................................................      100,000       130,795
   LaBranche & Co., Inc., 12% Sr. Sub. Notes due 03/02/07...       50,000        55,750
   Lamar Media Corp., 9.625% Sr. Unsec. Sub. Notes due
   12/01/06.................................................      100,000       105,000
   Mail-Well Corp., 8.75% Sr. Unsec. Sub. Notes due
   12/15/08.................................................      150,000       129,000
   Pemex Project Funding Master Trust,

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   9.125% Unsec. Unsub. Medium-Term Notes due 10/13/10
   (a)......................................................  $   280,000  $    296,450
   9.125% Unsec. Unsub. Medium-Term Notes due 10/13/10......      280,000       286,318
   WRC Media Corp., 12.75% Sr. Sub. Notes due 11/15/09......      200,000       180,250
  Drug\Bio-Pharmaceuticals - .11%
   ICN Pharmaceutical, Inc., 8.75% Sr. Notes due 11/15/08
   (a)......................................................      100,000       102,500
  Electrical Utilities - .51%
   Caithness Coso Funding Corp., Series B, 9.05% Sr. Sec.
   Notes due 12/15/09.......................................      100,000        98,000
   Calpine Corp., 8.75% Sr. Notes due 07/15/07..............       75,000        73,938
   Central Termica Guemes SA, 2% Unsec. Bonds due 09/26/10
   (b)(f)...................................................       45,000         4,050
   CMS Energy Corp., 8.50% Sr. Notes due 04/15/11...........      100,000        97,126
   9.875% Sr. Unsec. Notes due 10/15/07.....................      200,000       208,480
  Electronics - .67%
   Amkor Technology, Inc.,
   9.25% Sr. Unsec. Notes due 5/01/06.......................      300,000       289,500
   9.25% Sr. Notes due 5/15/08 (a)..........................      100,000        94,000
   Fairchild Semiconductor Corp.,
   10.375% Sr. Unsec. Notes due 10/01/07....................       50,000        48,500
   10.50% Sr. Sub. Notes due 02/01/09.......................      100,000        97,500
   Flextronics International Ltd., 9.875% Sr. Sub. Notes due
   07/01/10.................................................      100,000        99,500
  Energy Services - 1.78%
   Chesapeake Energy Corp., 8.125% Sr. Notes due 04/01/11
   (a)......................................................      100,000        93,500
   Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub.
   Notes due 11/15/07.......................................       50,000        38,000
   Denbury Management, Inc., 9% Sr. Sub. Notes due
   03/01/08.................................................      150,000       145,500
   Dresser, Inc., 9.375% Sr. Sub. Notes due 04/15/11 (a)....      100,000       101,250
   Frontier Oil Corp., 11.75% Sr. Notes due 11/15/09........       50,000        53,500
   Grant Geophysical, Inc., Series B, 9.75% Sr. Unsec. Notes
   due
   02/15/08 (f).............................................       90,000        63,000
   Leviathan Gas Pipeline/Leviathan Finance Corp., 10.375%
   Sr. Unsec. Sub. Notes due 06/01/09.......................      200,000       213,000
   Ocean Rig Norway AS, 10.25% Sr. Sec. Notes due
   06/01/08.................................................      300,000       270,750
   Parker Drilling Co., Series D, 9.75% Sr. Unsec. Notes due
   11/15/06.................................................      100,000       102,000
   Ram Energy, Inc., 11.50% Sr. Unsec. Notes due 02/15/08...      350,000       321,125
   Stone Energy Corp., 8.75% Sr. Sub. Notes due 09/15/07....       85,000        86,700
   Universal Compression, Inc., 0%/9.875% Sec. Discount
   Notes due 02/15/08 (d)...................................      200,000       182,000
  Energy Services & Producers - .11%
   Nuevo Energy Co., Series B, 9.375% Sr. Unsec. Sub. Notes
   due 10/01/10.............................................      100,000       100,500

24    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Entertainment - .10%
   AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Notes due
   02/01/11.................................................  $   100,000  $     90,000
  Environmental - 1.24%
   Allied Waste North America, Inc.,
   8.875% Sr. Sec. Notes due 04/01/08 (a)...................      200,000       205,250
   Series B, 7.875% Sr. Unsec. Notes due 01/01/09...........      250,000       244,375
   Series B, 10% Sr. Unsec. Sub. Notes due 08/01/09.........      600,000       616,500
   URS Corp., Series B, 12.25% Sr. Sub. Notes due
   05/01/09.................................................      100,000       102,250
  Food - 1.03%
   Aurora Foods, Inc., Series B, 8.75% Sr. Sub. Notes due
   07/01/08.................................................      100,000        85,000
   Del Monte Corp., 9.25% Sr. Sub. Notes due 05/15/11 (a)...      200,000       204,000
   Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Notes due
   05/15/07.................................................      173,000       117,856
   Packaged Ice, Inc., Series B, 9.75% Sr. Unsec. Notes due
   02/01/05.................................................       25,000        19,125
   SC International Services, Inc., Series B, 9.25% Sr.
   Sub. Notes due 09/01/07..................................       50,000        53,563
   Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Notes due
   02/15/08.................................................      100,000        97,500
   Sparkling Spring Water Group, Ltd., 11.50% Sr. Sec. Sub.
   Notes due 11/15/07 (f)...................................       50,000        38,500
   United Biscuits Finance, 10.625% Sr. Sub. Notes due
   04/15/11 (EUR) (a).......................................      100,000       150,998
   Winn-Dixie Stores, Inc., 8.875% Sr. Notes due 04/01/08...      200,000       202,500
  Food and Drug Retailers - .29%
   Fleming Companies, Inc.,
   10.125% Sr. Notes due 04/01/08 (a).......................      100,000       102,500
   Series B, 10.625% Sr. Sub. Notes due 07/31/07............      100,000       102,500
   Pantry, Inc. (The), 10.25% Sr. Sub. Notes due 10/15/07...       50,000        48,500
   Shoppers Food Warehouse Corp., 9.75% Sr. Notes due
   06/15/04.................................................       20,000        20,834
  Gas Utilities - .58%
   AES Corp. (The),
   8.75% Sr. Unsec. Unsub. Notes due 06/15/08...............      250,000       245,625
   8.875% Sr. Unsec. Notes due 02/15/11.....................      100,000        97,750
   AES Drax Energy Ltd., 11.25% Sr. Sec. Bonds due 08/30/10
   (GBP)....................................................      100,000       153,821
   Azurix Corp., 10.75% Sr. Notes due 02/15/10..............       50,000        51,500
  Health Care/Supplies & Services - .85%
   Fresenius Medical Cap Trust II, 7.875% Gtd. Sec. Trust
   Preferred Bonds due 02/01/08.............................      190,000       185,250
   Fresenius Medical Cap Trust III, 7.375% Gtd. Sec. Trust
   Preferred Bonds due 02/01/08 (DEM).......................       10,000         4,220
   Magellan Health Services, Inc.,
   9% Sr. Sub. Notes due 02/15/08...........................      150,000       141,375
   9.375% Sr. Notes due 11/15/07 (a)........................      300,000       304,875

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Tenet Healthcare Corp., 8.625% Sr. Sub. Notes due
   01/15/07.................................................  $   100,000  $    103,750
   Unilab Finance Corp., 12.75% Sr. Sub. Notes due
   10/01/09.................................................       50,000        58,063
  Homebuilders - .94%
   Blum CB Corp., 11.25% Sr. Unsec. Sub. Notes due 06/15/11
   (a)......................................................      250,000       245,625
   Del Webb Corp., 10.25% Sr. Unsec. Sub. Notes due
   02/15/10.................................................      100,000       105,500
   D.R. Horton, Inc.,
   8% Sr. Notes due 02/01/09................................       50,000        48,250
   9.375% Sr. Unsec. Sub. Notes due 03/15/11................      100,000       100,000
   9.75% Sr. Sr. Sub. Notes due 09/15/10....................       75,000        76,500
   KB Home,
   7.75% Sr. Notes due 10/15/04.............................      100,000       100,000
   9.50% Sr. Unsec. Notes due 02/15/11......................      100,000       100,500
   Lennar Corp., Series B, 9.95% Sr. Unsec. Notes due
   05/01/10.................................................      100,000       107,500
  Hotel/Gaming - 1.98%
   Capstar Hotel Co., 8.75% Sr. Sub. Notes due 08/15/07.....       25,000        24,875
   Felcor Lodging L/P, 8.50% Sr. Notes due 06/01/11 (a).....      400,000       382,000
   Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Notes
   due 04/15/09.............................................      150,000       153,000
   HMH Properties, Inc., Series C, 8.45% Sr. Notes due
   12/01/08.................................................       75,000        72,937
   Hollywood Casino Corp., 11.25% Sr. Sec. Notes due
   05/01/07.................................................      150,000       158,250
   Horseshoe Gaming LLC, 9.375% Sr. Sub. Notes due
   06/15/07.................................................       75,000        79,125
   Jupiters, Ltd., 8.50% Sr. Unsec. Notes due 03/01/06
   (f)......................................................       75,000        73,875
   Mandalay Resort Group, 10.25% Sr. Sub. Notes due
   08/01/07.................................................      100,000       104,750
   Meristar Hospitality Corp.,
   8.75% Sr. Unsec. Sub. Notes due 08/15/07.................       50,000        49,750
   9.125% Sr. Notes due 01/15/11 (a)........................      150,000       151,125
   MGM Mirage, 8.375% Sr. Unsec. Sub. Notes due 02/01/11....      200,000       201,250
   Mohegan Tribal Gaming Authority,
   8.125% Sr. Notes due 01/01/06............................      100,000       101,250
   8.75% Sr. Unsec. Sub. Notes due 01/01/09.................       50,000        51,375
   Station Casinos, Inc., 9.88% due 07/01/10................      200,000       207,250
   Venetian Casino Resort/Las Vegas Sands, Inc., 12.25% Mtg.
   Notes due 11/15/04.......................................       50,000        53,500
  Human Health Care - .19%
   Charles River Laboratories, Inc., Series B, 13.50% Sr.
   Sub. Notes due 10/01/09..................................       65,000        75,725
   Triad Hospitals, Inc., 8.75% Sr. Notes due 05/01/09
   (a)......................................................      100,000       101,750
  Industrial Services - .95%
   Amercan Plumbing & Mechanic, Series B, 11.625% Sr. Gtd.
   Sub. Notes due 10/15/08..................................       75,000        74,250
   Apcoa, Inc., 9.25% Sr. Unsec. Sub. Notes due 03/15/08
   (f)......................................................       50,000        30,000
   Comforce Operating, Inc., Series B, 12% Sr. Notes due
   12/01/07.................................................       50,000        40,000

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Integrated Electrical Services, Inc., 9.375% Sr. Sub.
   Notes due
   02/01/09 (a).............................................  $   300,000  $    294,000
   Iron Mountain, Inc.,
   8.75% Sr. Sub. Notes due 09/30/09 (f)....................       50,000        51,000
   10.125% Sr. Sub. Notes due 10/01/06......................       50,000        52,625
   Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Notes
   due 02/15/09.............................................       50,000        49,500
   Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec.
   Notes due 08/15/05.......................................      100,000        76,000
   Safety-Kleen Corp., 9.25% Sr. Unsec. Notes due 05/15/09
   (b)(f)...................................................      150,000            15
   United Rentals, Inc.,
   Series B, 9% Sr. Unsec. Sub. Notes due 04/01/09..........       75,000        69,375
   10.75% Sr. Unsec. Notes due
   04/15/08 (a).............................................      150,000       155,250
  Information Technology - .60%
   Cherokee International LLC, Series B, 10.50% Sr. Unsec.
   Notes due 05/01/09.......................................      100,000        75,500
   Chippac International Ltd., Series B, 12.75% Sr. Unsec.
   Sub. Notes due 08/01/09..................................      300,000       291,750
   EchoStar Broadband Corp., 10.375% Sr. Notes due
   10/01/07.................................................      100,000       100,000
   Fisher Scientific International, Inc., 9% Sr. Unsec. Sub.
   Notes due 02/01/08.......................................      100,000        98,500
  Insurance - .10%
   Conseco Inc., 10.75% Sr. Unsec. Notes due 06/15/08.......      100,000        98,000
  Leisure - .68%
   Hollywood Park, Inc., Series B, 9.25% Sr. Unsec. Notes
   due 02/15/07.............................................       75,000        69,000
   Intrawest Corp., 9.75% Sr. Notes due 08/15/08............       75,000        75,000
   Premier Parks, Inc.,
   0%/10% Sr. Discount Notes due 04/01/08 (d)...............      300,000       242,250
   9.25% Sr. Notes due 04/01/06.............................       50,000        49,750
   9.75% Sr. Notes due 06/15/07.............................      150,000       150,750
   Premier Cruise, Ltd., 11% Sr. Notes due 03/15/08
   (a)(b)...................................................       50,000             0
   Six Flags Entertainment Corp., 8.875% Sr. Notes due
   04/01/06.................................................       50,000        49,750
  Manufacturing - .95%
   Actuant Corp., 13% Sr. Sub. Notes due 05/01/09...........       50,000        50,500
   Agco Corp., 9.50% Sr. Unsec. Notes due 05/01/08 (a)......      200,000       193,000
   Blount, Inc., 13% Sr. Sub. Notes due 08/01/09............       50,000        28,875
   Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub.
   Notes due 03/01/08.......................................      100,000        67,250
   Grove Worldwide LLC, 9.25% Sr. Sub. Notes due 05/01/08
   (b)(f)...................................................      100,000         2,000
   Hydrochem Industrial Services, Inc., 10.375% Sr. Sub.
   Notes due
   08/01/07 (f).............................................       50,000        39,000
   Insilco Holding Co., Series B, 12% Gtd. Sr. Sub. Notes
   due 08/15/07.............................................       50,000        23,500

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   International Wire Group, Inc., Series B, 11.75% Sr.
   Sub. Notes due 06/01/05..................................  $    65,000  $     65,569
   Jordan Industries, Inc., Series D, 10.375% Sr. Unsec.
   Notes due
   08/01/07 (f).............................................      100,000        87,000
   Moll Industries, 10.50% Sr. Unsec. Sub. Notes due
   07/01/08 (f).............................................      100,000        35,000
   Roller Bearing Co. of America, Inc., Series B, 9.625%
   Sr. Sub. Notes due 06/15/07..............................      125,000       113,750
   Terex Corp.,
   8.875% Sr. Unsec. Sub. Notes due 04/01/08................       50,000        48,000
   Series D, 8.875% Sr. Unsec. Sub. Notes due 04/01/08......      100,000        96,000
   Unifrax Investment Corp., 10.50% Sr. Notes due
   11/01/03.................................................       50,000        47,500
  Metal/Miscellaneous - .09%
   Better Minerals & Aggregates Co., 13% Sr. Unsec. Notes
   due 09/15/09.............................................      100,000        84,000
  Metal:Diversified - .35%
   Centaur Mining & Exploration, Ltd., 11% Gtd. Sr. Notes
   due 12/01/07.............................................       25,000         2,500
   Great Lakes Carbon Corp., Series B, 10.25% Sr. Sub.
   Notes due 05/15/08.......................................      150,000        88,500
   Metallurg Holdings, Inc., 0%/12.75% Sr. Discount Notes
   due 07/15/08 (d).........................................       50,000        23,000
   Metallurg, Inc., 11% Sr. Notes due 12/01/07 (f)..........      150,000       136,500
   P&L Coal Holdings Corp., Series B, 9.625% Sr. Sub. Notes
   due 05/15/08.............................................       81,000        85,455
  Nondurable Household Goods - .85%
   Aki Holdings, Inc.,
   0%/13.50% Sr. Discount Debentures due 07/01/09 (d).......       50,000        25,500
   10.50% Sr. Unsec. Notes due 07/01/08.....................       50,000        47,750
   Boyds Collection, Ltd. (The), Series B, 9% Sr. Unsec.
   Sub. Notes due 05/15/08..................................       60,000        60,300
   Globe Manufacturing Corp., Series B, 10% Sr. Unsec. Sub.
   Notes due 08/01/08 (b)...................................      100,000             0
   Holmes Products Corp., 9.875% Sr. Unsec. Sub. Bonds due
   11/15/07.................................................       25,000         9,000
   Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Notes
   due 05/01/08 (f).........................................       50,000        51,000
   Playtex Products Inc., 9.375% Sr. Sub. Notes due 06/01/11
   (a)......................................................      250,000       254,375
   Revlon Consumer Products, Inc., 9% Sr. Notes due
   11/01/06.................................................      250,000       178,750
   Styling Technology Corp., 10.875% Sr. Unsec. Sub. Notes
   due 07/01/08 (b)(f)......................................       35,000             4
   Salton, Inc.,
   10.75% Sr. Unsec. Sub. Notes due 12/15/05................       75,000        74,625
   12.25% Sr. Sub. Notes due
   04/15/08 (a).............................................      100,000       102,000
  Oil-Domestic - .21%
   SESI, LLC, 8.875% Sr. Unsec. Notes due 05/15/11 (a)......      200,000       200,500

26    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Oil-International - .32%
   Petroleos Mexicanos, 9.50% Sr. Sub. Notes due 09/15/27...  $   285,000  $    304,238
  Paper - 1.42%
   Ainsworth Lumber, Inc., 12.50% Sr. Notes due 07/15/07....      100,000        92,000
   Doman Industries Ltd., 8.75% Sr. Notes due 03/15/04......      200,000       123,000
   Gaylord Container Corp., 9.75% Unsec. Sr. Notes due
   06/15/07.................................................      100,000        63,000
   Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Notes
   due 04/01/09.............................................      150,000       159,187
   Repap New Brunswick, Inc.,
   9% First Priority Sr. Sec. Notes due 06/01/04............       50,000        52,750
   Riverwood International Corp.,
   10.625% Sr. Unsec. Notes due 08/01/07....................      300,000       306,000
   10.875% Sr. Sub. Notes due 04/01/08......................      100,000        96,000
   SD Warren Co., 14% Unsec. Notes due 12/15/06 (h).........      254,926       274,683
   Stone Container Corp.,
   9.25% Sr. Notes due 02/01/08 (a).........................       50,000        50,813
   9.75% Sr. Notes due 02/01/11 (a).........................      100,000       102,000
   US Timberlands Co. LP, 9.625% Sr. Notes due 11/15/07.....       25,000        20,000
  Publishing - .21%
   Penton Media, Inc., 10.375% Sr. Sub. Notes due 06/15/11
   (a)......................................................      200,000       197,000
  Restaurants - .01%
   Family Restaurants, Inc., 9.75% Sr. Notes due 02/01/02
   (b)(f)...................................................       75,000         4,406
  Shipping - .20%
   Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub.
   Notes due 08/15/08.......................................      110,000       111,650
   Millenium Seacarriers, Inc., 12% Gtd. Sr. Sec. First
   Priority Ship Mortgage Notes due 07/15/05 (f)............      100,000        58,000
   Navigator Gas Transportation PLC, 10.50% First Priority
   Ship Mortgage Notes due 06/30/07 (a).....................       25,000        13,750
  Special Purpose Financial - .24%
   Tokai Preferred Capital Co., LLC, Series A,
   9.98% Non-Cum. Bonds
   due 12/29/49 (a)(c)......................................      240,000       229,396
  Specialty Retailing - .13%
   Amazon.com, Inc., 0%/10% Unsec. Sr. Discount Notes due
   05/01/08 (d).............................................      100,000        66,250
   Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub.
   Notes due 05/01/08.......................................       25,000        10,000
   Finlay Fine Jewelry Corp., 8.375% Sr. Notes due
   05/01/08.................................................       50,000        46,500
  Steel - .29%
   AK Steel Corp.,
   7.875% Sr. Unsec. Notes due 02/15/09.....................       50,000        48,750
   9.125% Sr. Notes due 12/15/06............................      100,000       102,500
   California Steel Industries, Series B, 8.50% Sr. Unsec.
   Notes due 04/01/09.......................................       75,000        66,000
   National Steel Corp., Series D, 9.875% First Mortgage due
   03/01/09.................................................      150,000        52,500

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Telecommunications - Long Distance - 3.45%
   360 Networks Inc., 13% Sr. Unsec. Notes due
   05/01/08 (b).............................................  $    50,000  $        423
   Adelphia Business Solutions, Inc., 12% Sr. Sub. Notes due
   11/01/07.................................................       50,000        23,000
   Allegiance Telecom, Inc., Series B, 0%11.75% Sr. Unsec.
   Disc. Notes due 02/15/08.................................      100,000        57,000
   COLO.Com. Inc., 13.875% Sr. Notes due 03/15/10 (a)(b)....       50,000         7,125
   COLT Telecom Group PLC,
   0%/12% Unsec. Sr. Unsec. Discount Notes due 12/15/06
   (d)......................................................      125,000       112,500
   7.625% Bonds due 07/31/08 (DEM)..........................      200,000        67,091
   Covad Communications Group, Inc., 0%/13.50% Sr. Discount
   Notes due 03/15/08 (d)...................................      200,000        16,000
   Equinix, Inc., 13% Sr. Notes due 12/01/07 (f)............       50,000        31,000
   Exodus Communications, Inc.,
   10.75% Sr. Unsec. Sub. Notes due 12/15/09................      100,000        34,000
   11.25% Sr. Notes due 07/01/08............................      430,000       148,350
   11.625% Sr. Notes due 07/15/10...........................      100,000        34,500
   Flag Telecom Holdings Ltd.,
   11.625% Sr. Notes due 03/30/10...........................       25,000        15,750
   11.625% Sr. Notes due 03/30/10 (EUR).....................       25,000        13,757
   Focal Communications, Inc.,
   0%/12.125% Sr. Unsec. Discount Notes due 02/15/08 (d)....       50,000        10,500
   11.875% Sr. Notes due 01/15/10...........................       50,000        16,063
   Global Crossing Holdings, Ltd.,
   8.70% Sr. Notes due 08/01/07.............................      200,000       152,000
   9.625% Sr. Unsec. Notes due 05/15/08.....................      300,000       237,000
   Global TeleSystems Group, Inc., 10.50% Sr. Unsec. Bonds
   due 12/01/06 (EUR).......................................       50,000         5,926
   Inter-American Development Bank, 1.90% Unsec. Bonds due
   07/08/09 (JPY)...........................................    8,000,000        69,816
   Intermedia Communications, Inc.,
   Series B, 0%/11.25% Sr. Discount Notes due 07/15/07......       50,000        44,000
   Series B, 0%/12.25% Sr. Discount Notes due 03/01/09
   (d)......................................................      100,000        73,000
   8.875% Sr. Notes due 11/01/07............................      175,000       171,500
   Jazztel PLC, 13.25% Sr. Notes due 12/15/09 (EUR).........      150,000        48,254
   KMC Telecom Holdings, Inc.,
   0%/12.50% Sr. Unsec. Discount Notes due 02/15/08 (d).....      300,000        25,500
   KPNQwest BV, 8.875% Sr. Notes due 02/01/08 (EUR) (a).....      200,000       130,530
   Level 3 Communications, Inc.,
   0%/10.50% Sr. Discount Notes due 12/01/08 (d)............      250,000        63,750
   9.125% Sr. Unsec. Notes due 05/01/08.....................      250,000       103,750
   11% Sr. Unsec. Notes due 03/15/08........................      200,000        88,000
   11.25% Sr. Notes due 03/15/10............................      150,000        63,750
   Loral Space & Communications, Ltd., 9.50% Sr. Notes due
   01/15/06.................................................       50,000        37,500
   McLeodUSA, Inc.,

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   8.125% Sr. Unsec. Notes due 02/15/09.....................  $   200,000  $    106,000
   8.375% Sr. Notes due 03/15/08............................      250,000       135,000
   11.375% Sr. Notes due 01/01/09...........................      100,000        63,000
   Metromedia Fiber Network, Inc.,
   Series B, 10% Sr. Unsec. Notes due 11/15/08..............      150,000        57,000
   10% Sr. Notes due 12/15/09...............................      100,000        38,000
   Metromedia International Group, Inc., 0%/10.50% Sr.
   Unsec. Discount Notes due 09/30/07 (d)(f)................       69,327        34,664
   MGC Communications, Inc./Mpower Communications, 13% Sr.
   Notes due 04/01/10.......................................       50,000        13,000
   Netia Holdings BV, Series B, 0%/11% Sr. Discount Notes
   due 11/01/07
   (DEM) (d)................................................       50,000         8,960
   NorthPoint Communications Group, Inc., 12.875% Notes due
   02/15/10 (b).............................................       50,000         2,250
   Ntelos Inc., 13% Sr. Notes due 08/15/10 (f)..............       50,000        35,000
   Optel, Inc., Series B, 13% Sr. Notes due 02/15/05
   (b)(f)...................................................       25,000        10,000
   PSINet, Inc., 11% Sr. Notes due 08/01/09 (b).............      100,000         6,000
   RCN Corp., 10.125% Sr. Unsec. Notes due 01/15/10.........      150,000        61,500
   Rhythms NetConnections, Inc., 14% Sr. Unsec. Notes due
   02/15/10.................................................       50,000         1,500
   RSL Communications PLC, 0%/10% Bonds due 03/15/08 (DEM)
   (b)(d)...................................................       50,000           195
   Shaw Communications, Inc., 8.54% Debentures due 09/30/27
   (CAD)....................................................       80,000        48,381
   Tele1 Europe BV, 11.875% Sr. Notes due 12/01/09 (EUR)....       75,000        37,461
   Teligent, Inc., 11.50% Sr. Notes due 12/01/07 (b)........      100,000           500
   Time Warner Telecom, Inc.,
   9.75% Sr. Notes due 07/15/08.............................       50,000        44,875
   10.125% Sr. Unsec. Notes due 02/01/11....................      200,000       180,000
   United Pan-Europe
   Communications NV,                                                                 .
   10.875% Sr. Notes due 08/01/09...........................      300,000       105,750
   11.25% Sr. Notes due 11/01/09 (EUR)......................      250,000        73,106
   Viatel, Inc., 11.25% Sr. Sec. Notes due 04/15/08 (b).....      100,000         2,500
   Wam!Net, Inc., Series B, 0%/13.25% Sr. Unsec. Discount
   Notes due 03/01/05 (d)(f)................................      200,000        10,000
   Williams Communications Group, Inc.,
   10.875% Sr. Unsec. Notes due 10/01/09....................      300,000       121,500
   XO Communications, Inc.,
   9% Sr. Unsec. Notes due 03/15/08.........................      100,000        28,000
   9.625% Sr. Notes due 10/01/07............................      125,000        36,250
   10.75% Sr. Unsec. Notes due 11/15/08.....................       50,000        16,000
   10.75% Sr. Unsec. Notes due 06/01/09.....................      200,000        64,000
  Textile, Apparel & Home Furnishings - .43%
   Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Notes due
   03/01/08.................................................      100,000        45,000
   Levi Strauss & Co., 11.625% Sr. Unsec. Notes due
   01/15/08.................................................      400,000       360,000

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  Wireless - 4.63%
   Alamosa Delaware, Inc., 12.50% Sr. Notes due 02/01/11
   (a)......................................................  $   100,000  $     90,000
   American Cellular Corps., 9.50% Sr. Unsec. Sub. Notes due
   10/15/09 (a).............................................      100,000        94,000
   American Tower Corp., 9.375% Sr. Notes due 02/01/09
   (a)......................................................      250,000       233,125
   Cellnet Data Systems, Inc., 0%/14% Sr. Discount Notes due
   10/01/07 (d)(f)..........................................       45,000            56
   Crown Castle International Corp.,
   0%/10.375% Sr. Discount Notes due 05/15/11 (d)...........      350,000       217,875
   0%/10.625% Sr. Unsec. Discount Notes due 11/15/07 (d)....       75,000        58,500
   9.38% Sr. Notes due 08/01/11 (a).........................      300,000       270,750
   Globix Corp., 12.50% Sr. Notes due 02/01/10..............      100,000        29,000
   Horizon PCS, Inc., 14% Sr. Discount Notes due 10/01/10...      200,000        78,000
   Leap Wireless International, Inc.,
   12.50% Sr. Notes due 04/15/10............................       50,000        33,000
   Metrocall, Inc., 10.375% Sr. Sub. Notes due
   10/01/07 (b).............................................       50,000         3,000
   Microcell Telecommunications, Inc.,
   Series B, 0%/10.125% Sr. Discount Notes due 10/15/07
   (CAD) (d)................................................      100,000        36,242
   0%/12% Sr. Unsec. Discount Notes due 06/01/09 (d)........      250,000       106,250
   Millicom International Cellular SA, 0%/13.50% Sr.
   Discount Notes due 06/01/06 (d)..........................      160,000       137,600
   Nextel Communications, Inc.,
   0%/9.95% Sr. Discount Notes due 02/15/08 (d).............       75,000        46,875
   0%/10.65% Sr. Discount Notes due 09/15/07 (d)............      300,000       211,875
   9.375% Sr. Unsec. Notes due 11/15/09.....................      200,000       158,500
   Nextel Partners, Inc., 11% Sr. Notes due 03/15/10........       50,000        39,375
   Omnipoint Corp., 11.50% Sr. Notes due 09/15/09 (a)(f)....      315,000       362,250
   ORBCOMM Global LP/ORBCOMM Capital Corp., Series B, 14%
   Sr. Notes due 08/15/04 (b)(f)............................       75,000           750
   Orion Networks Systems, Inc., 0%/12.50% Sr. Discount
   Notes due 01/15/07 (d)...................................      200,000        72,000
   Price Communications Wireless, Inc.,
   9.125% Sec. Notes due 12/15/06...........................      100,000       103,500
   11.75% Sr. Sub. Notes due 07/15/07.......................       50,000        53,500
   Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Discount Notes
   due
   03/15/08 (d).............................................      100,000        51,500
   Rural Cellular Corp., Series B, 9.625% Sr. Sub. Notes due
   05/15/08.................................................      100,000        97,000
   SBA Communications Corp.,
   0%/12% Sr. Unsec. Discount Notes due 03/01/08 (d)........      300,000       240,000
   10.25% Sr. Notes due 02/01/09............................      200,000       183,000
   Spectrasite Holdings, Inc., 0%/12% Sr. Discount Notes due
   07/15/08 (d).............................................      200,000       107,500

28    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

   Telecorp PCS, Inc.,
   0%/11.625%, Sr. Unsec. Sub. Disc. Notes due 04/15/09
   (d)......................................................  $    50,000  $     31,250
   10.625%, Sr. Unsec. Sub. Notes due 07/15/10..............      200,000       188,000
   Tritel PCS, Inc.,
   0%/12.75% Sr. Unsec. Sub. Disc. Notes due 05/15/09 (d)...       50,000        31,750
   10.375% Sr. Sub. Notes due 01/15/11......................      100,000        91,500
   Triton PCS, Inc.,
   0%/11% Sr. Unsec. Sub. Disc. Notes due 05/01/08 (d)......      100,000        80,625
   9.375% Sr. Sub. Notes due 02/01/11.......................      100,000        97,000
   US Unwired, Inc., 0%/13.375% Sr. Discount Notes due
   11/01/09 (d).............................................      300,000       147,375
   Voicestream Wireless Corp., 10.375% Sr. Notes due
   11/15/09.................................................      500,377       570,430
                                                                           ------------
  Total Corporate Bonds and Notes
   (cost: $44,472,787)                                                       37,921,788
                                                                           ------------
                                                                shares
                                                              -----------

COMMON STOCKS - .10%
  Aurora Food, Inc. (b).....................................        1,771         9,705
  Chesapeake Energy Corp. (b)...............................        7,773        52,856
  ICO Global Communication Holdings Ltd. (b)................        3,007         4,811
  Optel, Inc. (b)(f)........................................           85             1
  Purina Mills, Inc. (b)....................................        1,047        24,751
  SF Holdings Group, Inc., Cl. C (a)(b)(f)..................           37           185
  Southern Pacific Funding Corp., Liquidating Trust
   (b)(f)...................................................       52,418             0
  Viatel, Inc. (b)(f).......................................          401            34
  WRC Media Corp. (b)(f)....................................          270           270
                                                                           ------------
  Total Common Stocks (cost: $168,272)                                           92,613
                                                                           ------------
PREFERRED STOCKS - 1.45%
  BankUnited Capital Trust, 10.25% Guaranteed Bonds due
   12/31/26 (f).............................................      100,000        89,000
  Dobson Communications Corp., 13% Sr. Exchangeable (h).....          249       219,120
  e.spire Communications, Inc., 12.75% Jr. Redeemable
   (f)(h)...................................................           62             1
  Eagle-Picher Holdings, Inc., Series B, 0%11.75% Cum.
   Exchangeable (b)(d)(f)...................................           10        16,250
  Fresenius Medical Care Capital Trust, 7.88% due
   06/15/11.................................................      400,000       390,000
  ICG Holdings, Inc., 14.25% Exchangeable (b)(f)(h).........           43             0
  Nebco Evans Holdings Co., 11.25% Sr. Redeemable
   Exchangeable (b)(f)(h)...................................        1,209           151
  Nextel Communications, Inc., Series E, 11.125%
   Exchangeable (h).........................................           63        37,800
  Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable
   (b)(h)...................................................            5           460
  PRIMEDIA, Inc.,
  Series F, 9.20% Exchangeable (f)..........................          100         7,800
  Series H, 8.625% Exchangeable.............................        5,000       380,000
  Rural Cellular Corp., Series B, 11.375% Cum. Sr. (h)......           62        51,460

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                                shares       (note 1)
                                                              -----------  ------------

  SF Holdings Group, Inc., Series B, 13.75% Cum. (b)........           10  $     21,500
  Sovereign Real Estate Investment Trust, Series A, 12%
   Non-Cum. (a)(b)(f).......................................      114,000       113,430
  XO Communications, Inc., Series E, 13.50% Sr.
   Non-Vtg. (b).............................................           64         3,840
  XO Communications, Inc., 14% Cum. Sr. Redeemable
   Exchangeable, Non-Vtg. (b)...............................        6,900        31,050
                                                                           ------------
  Total Preferred Stocks (cost: $2,275,075)                                   1,361,862
                                                                           ------------
                                                                 units
                                                              -----------

RIGHTS, WARRANTS AND CERTIFICATES - .59%
  ASAT Finance LLC Wts., Exp. 11/06 (f).....................           50         2,500
  Charles River Laboratories, Inc. Wts., Exp. 10/09 (f).....          100         1,850
  Chesapeake Energy Corp. Wts., Exp. 01/03 (f)..............        1,304            13
  Chesapeake Energy Corp. Wts., Exp. 05/05 (f)..............          991            99
  Chesapeake Energy Corp. Wts., Exp. 09/04 (f)..............        1,400            14
  Colo.com Inc. Wts., Exp. 03/10 (a)(f).....................           50             1
  Comunicacion Celular SA Wts., Exp. 11/03 (f)..............          100             2
  Convergent Communications, Inc. Wts., Exp. 04/08 (f)......          100            10
  Equinix, Inc. Wts., Exp. 12/07 (a)........................           50         1,000
  HF Holdings, Inc. Wts., Exp. 09/00 (f)....................          361           361
  Horizon PCS, Inc. Wts.,
   Exp. 10/10 (a)(f)........................................          200         3,950
  ICO Global Communication Holdings Ltd. Wts., Exp. 05/06...            1             0
  ICO Global Communication Holdings Ltd. Wts., Exp. 05/06
   (f)......................................................          754            38
  Insilco, Inc. Wts., Exp. 08/07 (f)........................           20             0
  KMC Telecom Holdings, Inc. Wts.,
   Exp. 04/08 (a)(f)........................................          100            50
  Leap Wireless Intl. Wts., Exp. 04/10 (f)..................           50         2,000
  Long Distance Intl., Inc. Wts.,
   Exp. 04/08 (f)...........................................           50             1
  Loral Space & Communications, Ltd. Wts., Exp. 01/07 (f)...          100             1
  Mexico Value Rts., Exp. 06/03 (MXN).......................    1,503,000        13,226
  Millenium Seacarriers, Inc. Wts.,
   Exp. 07/05 (a)(f)........................................          100             1
  Morgan Stanley Dean Witter & Co. Wts., Exp. 06/03.........       45,750       443,624
  Ntelos, Inc. Wts., Exp. 08/10 (f).........................           50           250
  Occidente Y Caribe Celular SA Wts., Exp. 03/04 (f)........          400             4
  Pathmark Stores, Inc. Wts., Exp. 09/10....................          970         8,517
  PLD Telekom, Inc. Wts.,
   Exp. 06/06 (a)(f)........................................           50             1
  Price Communication Corp. Wts., Exp. 08/07 (f)............          516        25,800
  Republic of Venezuela Wts., Exp. 04/20....................        2,800             0
  Verado Holdings, Inc., Cl. B Wts.,
   Exp. 04/08 (f)...........................................           75           375

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                              value
                                                                 units       (note 1)
                                                              -----------  ------------

  Wam!Net, Inc. Wts.,
   Exp. 03/05 (a)(f)........................................          600  $          6
  XO Communications, Inc. Wts., Exp. 06/10 (b)..............        2,584        51,680
                                                                           ------------
  Total Rights, Warrants and Certificates
   (cost: $492,361)                                                             555,373
                                                                           ------------
                                                              face amount
                                                              or units (i)
                                                              ------------

STRUCTURED INSTRUMENTS - 1.66%
  Credit Suisse First Boston Corp., Russian GKO Linked
   Notes,
   20% due 10/09/02 (e)(f) (RUR)............................       63,050          1,582
   20% due 01/22/03 (e)(f) (RUR)............................       63,050          1,558
   20% due 10/08/03 (e)(f) (RUR)............................       63,050          1,473
   20% due 01/21/04 (e)(f) (RUR)............................       63,050          1,454
   25% due 02/05/03 (e)(f) (RUR)............................       63,050          1,557
   25% due 05/21/03 (e)(f) (RUR)............................       63,050          1,536
   25% due 06/04/03 (e)(f) (RUR)............................       63,050          1,537
   25% due 09/17/03 (e)(f) (RUR)............................      896,820         21,657
  Credit Suisse First Boston Corp., Russian OFZ Linked
   Notes,
   20% due 10/09/02 (e)(f) (RUR)............................    2,125,210         53,318
   20% due 01/22/03 (e)(f) (RUR)............................    1,933,460         47,786
   20% due 10/08/03 (e)(f) (RUR)............................      904,990         21,147
   25% due 02/05/03 (e)(f) (RUR)............................    1,929,330         47,659
   25% due 05/21/03 (e)(f) (RUR)............................      836,330         20,369
   25% due 06/04/03 (e)(f) (RUR)............................      950,490         23,176
   25% due 06/04/03 (e)(f) (RUR)............................      742,108         18,095
   25% due 09/17/03 (e)(f) (RUR)............................      516,270         12,467
  Deutsche Bank AG, South Korean Won Linked Notes, 5.60% due
   05/09/02 (KRW)...........................................      360,000        358,452
  Deutsche Bank AG, South Korean Won Linked Notes, 5.60% due
   05/09/02 (KRW)...........................................       90,000         89,622
  Russian Equity Linked Notes, 0% due 04/19/01..............       95,000         69,531
  Standard Charter, Philippine Peso/New Taiwan Dollar Linked
   Notes 9% due 01/14/02....................................      115,000        118,838
  Standard Charter, Philippine Peso/Thailand Baht Linked
   Notes 8.40% due 10/05/01.................................      110,000        112,086
  Standard Charter, South Korean Won Linked Notes, 5.48% due
   05/28/02 (KRW)...........................................      540,000        541,210
                                                                            ------------
  Total Structured Instruments (cost: $1,670,172)                              1,566,110
                                                                            ------------
                                                              face amount
                                                              or units (i)
                                                              ------------

SHORT-TERM SECURITIES - 3.75%
  Triparty Repurchase Agreement dated June 29, 2001 with
   Salomon Smith Barney, Inc., effective yield of 3%, due
   July 2, 2001, collateralized by U.S. Treasury Bonds,
   5.50%, August 15, 2028 with a value of $3,604,679........  $ 3,531,493      3,531,493
                                                                            ------------
  Total Short-Term Securities (cost: $3,531,493)                               3,531,493
                                                                            ------------

Atlas Strategic Income Fund                                          (continued)
--------------------------------------------------

                                                                               value
                                                                              (note 1)
                                                                            ------------

TOTAL INVESTMENTS (COST: $138,736,714) - 138.40%                            $130,203,520

OTHER ASSETS AND LIABILITIES, NET - (38.40)%                                 (36,127,957)
                                                                            ------------
NET ASSETS - 100.00%                                                        $ 94,075,563
                                                                            ============

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

U.S. GOVERNMENT AGENCIES - 83.02%
  Federal Home Loan Mortgage Corp.
   6.50% due 2031...........................................  $ 1,480,733  $  1,458,211
   7.00% due 2023 - 2029....................................    4,439,359     4,470,974
   7.50% due 2023 - 2024....................................    8,721,086     8,946,897
   8.00% due 2024 - 2026....................................    3,586,976     3,717,459
   8.50% due 2017 - 2026....................................      892,566       952,484
   9.00% due 2017 - 2024....................................    1,772,145     1,892,781
   9.50% due 2016 - 2021....................................      415,248       445,572
   10.00% due 2017 - 2020...................................       36,040        40,148
   10.50% due 2018 - 2020...................................       54,686        60,913
  Federal National Mortgage Assn.
   6.50% due 2022 - 2031....................................   61,045,321    60,139,775
   7.00% due 2023 - 2031....................................   47,271,855    47,533,898
   7.50% due 2017 - 2030....................................   16,928,506    17,307,150
   8.00% due 2024 - 2028....................................   17,470,194    18,105,616
   8.50% due 2014 - 2027....................................    2,405,836     2,552,987
   9.00% due 2021 - 2025....................................    1,902,999     2,033,450
   9.50% due 2020...........................................       17,516        18,886
  Government National Mortgage Assn.
   7.50% due 2022 - 2024....................................    3,398,558     3,500,022
   8.00% due 2023 - 2025....................................    1,047,720     1,090,896
   8.50% due 2016...........................................       11,387        12,127
                                                                           ------------
  Total U.S. Government Agencies
   (cost: $173,418,115)                                                     174,280,246
                                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.83%
  6.50% GNMA Floating Collateralized Mortgage Obligation due
   2020.....................................................    6,000,000     5,985,000
  6.50% GNMA Floating Collateralized Mortgage Obligation due
   2025.....................................................    3,000,000     2,982,180
  6.50% FNMA Floating Collateralized Mortgage Obligation due
   2026.....................................................    1,489,000     1,451,299
  6.50% FHLMC Floating Collateralized Mortgage Obligation
   due 2028.................................................    2,000,000     1,900,000
  6.50% FHLMC Floating Collateralized Mortgage Obligation
   due 2028.................................................    2,000,000     1,897,500
  6.50% FHLMC Floating Collateralized Mortgage Obligation
   due 2028.................................................    4,000,000     3,711,240
  6.50% FHLMC Floating Collateralized Mortgage Obligation
   due 2028.................................................    2,000,000     1,875,000
  6.50% GNMA Floating Collateralized Mortgage Obligation due
   2028.....................................................    2,000,000     1,909,360
  6.50% FNMA Floating Collateralized Mortgage Obligation due
   2028.....................................................    3,000,000     2,873,430

30    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas U.S. Government and
Mortgage Securities Fund                                             (continued)
--------------------------------------------------

                                                                              value
                                                              face amount    (note 1)
                                                              -----------  ------------

  8.50% FNMA Floating Collateralized Mortgage Obligation due
   2017.....................................................  $   235,492  $    251,190
                                                                           ------------
  Total Collaterlized Mortgage Obligations
   (cost: $25,908,246)                                                       24,836,199
                                                                           ------------
SHORT-TERM INVESTMENTS - 4.64%
  Repurchase Agreement dated June 29, 2001 with Lehman
   Brothers, Inc., effective yield of 3.94%, due July 2,
   2001 with respect to 19,703,203 FNMA, 5.79%-8.19%,
   February 1, 2019-September 1, 2034 with a value of
   $9,931,425...............................................    9,734,000     9,734,000
                                                                           ------------
  Total Short-Term Investments (cost: $9,734,000)                             9,734,000
                                                                           ------------
TOTAL SECURITIES (COST: $209,060,361) - 99.49%                              208,850,445
OTHER ASSETS AND LIABILITIES, NET - 0.51%                                     1,077,744
                                                                           ------------
NET ASSETS - 100.00%                                                       $209,928,189
                                                                           ============

Atlas California Municipal Money Fund
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

TAX-EXEMPT COMMERCIAL PAPER - 8.32%
  San Francisco City and County, Public Utility Commission,
   Water Series, 3% due 08/09/01............................  $1,100,000   $ 1,100,000
  State General Obligation, 2.75% due 08/07/01..............   1,000,000     1,000,000
  University of California, Regents Commercial Paper Notes,
   Series A, 2.75% due 07/10/01.............................   1,100,000     1,100,000
                                                                           -----------
  Total Tax-Exempt Commercial Paper
   (cost: $3,200,000)                                                        3,200,000
                                                                           -----------
FIXED RATE BONDS AND NOTES - 24.57%
  Duarte, COP, City of Hope National Medical Center, 5.75%
   due 04/01/02.............................................     700,000       714,084
  Los Angeles, COP, Municipal Improvement Corp., Project Q,
   AMBAC Insured, 3.40% due 02/01/02........................   1,000,000     1,002,150
  Los Angeles, Department of Water and Power Electric Plant
   Revenue, 6.375% due 02/01/02.............................     600,000       624,840
  Los Angeles County, Capital Asset Leasing Corp., Leasehold
   Revenue, AMBAC Insured, 5.40 due 12/01/01................     340,000       343,354
  Los Angeles County, Transportation Communities Sales Tax
   Revenue, Series A,
   6.75% due 07/01/01.......................................     250,000       254,999
   6.90% due 07/01/01.......................................     555,000       566,099
  Metropolitan Water District, Southern California
   Waterworks Revenue, Series B, 3% due 03/01/02............     500,000       500,324
  Oxnard School District, Tax and Revenue Anticipation
   Notes, 5% due 07/25/01...................................   1,300,000     1,300,686
  Sacramento, Unified School District, Tax and Revenue
   Anticipation Notes, 4.40% due 11/28/01...................     750,000       751,483

Atlas California Municipal Money Fund                                (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  San Diego, Unified School District, Tax and Revenue
   Anticipation Notes, Series A, 5.25% 10/04/01.............  $1,800,000   $ 1,812,564
  San Luis, Coastal Unified School District, Tax and Revenue
   Anticipation Notes, 5% due 08/08/01......................   1,250,000     1,251,060
  State Pollution Control Financing Authority, Pollution
   Control Revenue, Chevron USA, Inc. Project, 3% due
   05/15/02.................................................     330,000       330,000
                                                                           -----------
  Total Fixed Rate Bonds and Notes
   (cost: $9,451,643)                                                        9,451,643
                                                                           -----------
VARIABLE RATE DEMAND NOTES* - 71.28%
  Alameda County, Industrial Development Authority Revenue,
   Tool Family Partnership, AMT, Series A, 2.65% due
   07/01/27.................................................     900,000       900,000
  Educational Facilities Authority Revenue, Pomona College,
   4.10% due 07/01/22 Chula Vista, Multi-Family Housing
   Revenue, Terra Nova Associates, Series A, 2.40% due
   03/01/05.................................................   1,000,000     1,000,000
  Irvine Ranch Water District, Consolidated Improvement
   Districts,
   3% due 06/01/15..........................................     200,000       200,000
   Series A, 3% due 05/01/09................................   1,200,000     1,200,000
  Los Angeles County, Community Development, Common COP,
   Willowbrook Project, 2.40% due 12/01/14..................   2,600,000     2,600,000
  Los Angeles County, Housing Authority, Multi-Family
   Housing Revenue, Malibu Meadows Project-B, 2.50% due
   04/15/28.................................................   1,500,000     1,500,000
  Los Angeles County, Metropolitan Transportation Authority
   Sales Tax Revenue, Proposition C, Series A, MBIA Insured,
   2.45% due 07/01/20.......................................     200,000       200,000
  Metropolitan Water District, Southern California
   Waterworks Revenue, Series B, 2.45% due 07/01/27.........   1,000,000     1,000,000
  Orange County, Apartment Development Revenue,
   Aliso Creek Project-B, 2.40% due 11/1/22.................   1,800,000     1,800,000
   Capistrano Pointe-A, 2.50% due 12/01/29..................   1,500,000     1,500,000
  Rancho Mirage, Joint Powers Financing Authority, COP,
   Eisenhower Medical Center, Series B, MBIA Insured, 2.40%
   due 07/01/22.............................................   1,050,000     1,050,000
  San Bernardino County, COP, Medical Center Financing
   Project, MBIA Insured, 2.45% due 08/01/26................     600,000       600,000
  San Francisco, City and County Redevelopment Agency,
   Multi-Family Revenue, Fillmore Center Project B-1, 2.45%
   due 12/1/17..............................................   1,900,000     1,900,000
  San Jacinto, Unified School District, COP, School Facility
   Board Funding Program, FSA Insured, 2.55% due 09/01/27...   1,460,000     1,460,000
  San Jose, Multi-Family Mortgage Revenue, Somerset Park,
   AMT, 2.75% due 11/01/17..................................   1,600,000     1,600,000
  San Leandro, Multi-Family, Carlton Plaza Project,
   Series A, AMT, 3% due 10/01/27...........................   1,000,000     1,000,000

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund                                (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Santa Paula, Public Financing Authority Lease Revenue,
   Water System Acquisition Project, 2.65% due 02/01/26.....  $1,500,000   $ 1,500,000
  Southeast Resource Recovery Facilities Authority Lease
   Revenue, Series B, AMT, 2.60% due 12/01/18...............   1,100,000     1,100,000
  State Health Facilities Financing Authority Revenue
   Refunding, Scripps Hospital, Series B, MBIA Insured,
   2.40%, due 10/01/21......................................   1,000,000     1,000,000
  State Housing Finance Agency Revenue, Multi-Family
   Series A, 2.40% due 07/15/13.............................   1,000,000     1,000,000
  Statewide Communities Development Authority, COP, John
   Muir Center, AMBAC Insured, 3% due 08/15/27..............     400,000       400,000
  Statewide Communities Development Authority, COP, MBIA
   Insured, 3% due 04/01/28.................................     260,000       260,000
  Statewide Communities Development Authority, Multi-Family
   Revenue, Sunrise of Moraga, Series G, AMT, 3%, due
   07/01/27.................................................   1,255,000     1,255,000
  Turlock Irrigation District, COP, Capital Improvement and
   Refunding Project, 3.05% due 01/01/31....................   1,400,000     1,400,000
                                                                           -----------
  Total Variable Rate Demand Notes
   (cost: $27,425,000)                                                      27,425,000
                                                                           -----------
TOTAL SECURITIES (COST: $40,076,643) - 104.17%                              40,076,643
OTHER ASSETS AND LIABILITIES, NET - (4.17)%                                 (1,602,804)
                                                                           -----------
NET ASSETS - 100.00%                                                       $38,473,839
                                                                           ===========

Atlas National Municipal Money Fund
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

TAX-EXEMPT COMMERCIAL PAPER - 3.05%
  Harris County, Texas, General Obligation Series C, 3.20%
   due 08/14/01.............................................   $200,000    $  200,000
                                                                           ----------
  Total Tax-Exempt Commercial Paper (cost: $200,000)                          200,000
                                                                           ----------
FIXED RATE BONDS AND NOTES - 27.38%
  Chicago, Illinois, Wastewater Transmission Revenue, Second
   Lien, Series B, 4.25% due 01/01/02.......................    100,000       100,488
  Exeter Township, Pennsylvania, School District General
   Obligation, FSA Insured, 5% due 05/15/02.................    100,000       101,659
  Himalaya Water & Sanitation District, Colorado,
   Refunding & Improvement Bonds, 3.35% due 12/01/01........    150,000       150,000
  Intermountain Power Agency, Utah, Power Supply Revenue,
   Series E, 5.25% due 07/01/01.............................    200,000       200,006
  Minnesota, State Housing Finance Agency, Series L, Single
   Family Mortgage, 4.40% due 11/29/01......................    200,000       200,000

Atlas National Municipal Money Fund                                  (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  New Hampshire, Municipal Bond Bank State Guaranteed
   Municipal Bonds, Series C, 5.15% due 08/15/01............   $200,000    $  200,389
  New Brighton, Minnesota, Industrial Development Revenue,
   Unicare Homes, Inc. Project, 2.75% due 07/09/01..........    100,000       100,000
  North Dakota, State Housing Finance Agency Revenue, Home
   Mortgage, Series D, AMT Insured, 4.45% due 08/27/01......    100,000       100,000
  Pennsylvania, State, Second Series, 4.50% due 08/01/01....    225,000       225,188
  Port of New Orleans, Louisiana, Board of Commissioners,
   Port Facility Revenue Bonds, AMT, AMBAC Insured, 4.25%
   due 04/01/02.............................................    200,000       201,540
  Portsmouth, Virginia, General Obligation, FGIC Insured, 5%
   due 08/01/01.............................................    100,000       100,155
  Seattle, Washington, General Obligation, Series B, 5% due
   12/01/01.................................................    115,000       115,814
                                                                           ----------
  Total Fixed Rate Bonds and Notes (cost: $1,795,239)                       1,795,239
                                                                           ----------
VARIABLE RATE DEMAND NOTES* - 68.92%
  Alachua County, Florida, Health Facilities Authority,
   Health Facilities Revenue, Shands Teaching Hospital,
   Series B, 2.75% due 12/01/26.............................    100,000       100,000
  Allegheny County, Pennsylvania, Hospital Development
   Authority, Presbyterian University, Series B1, 2.70% due
   03/01/18.................................................     95,000        95,000
  Allentown, Pennsylvania, Area Hospital Authority Revenue,
   Sacred Heart Hospital, Series B, 2.80% due 07/01/23......    200,000       200,000
  Arizona, Health Facilities Authority Revenue, Pooled Loan
   Program, 2.75% due 10/01/15..............................    100,000       100,000
  Birmingham-Carraway, Alabama, Special Care Facilities
   Financing Authority Revenue, 2.65% due 08/15/28..........    200,000       200,000
  Butte-Silver Bow, Montana, Pollution Control Revenue,
   Rhone-Poulenc, Inc. Project, 2.75% due 03/01/16..........    100,000       100,000
  Colorado Health Facilities Authority, Hospital Revenue,
   North Colorado Medical Center, MBIA Insured, 2.65% due
   05/15/20.................................................    200,000       200,000
  Florida, Housing Financing Agency, Multi-Family Revenue
   Refunding, 2.90% due 04/01/04............................    200,000       200,000
  Fort Wayne, Indiana, Hospital Authority Revenue, Parkview
   Memorial Hospital, Series D, 2.65% due 01/01/16..........    200,000       200,000
  Grand Forks, North Dakota, Health Care Facilities Revenue,
   The United Hospital Ogligation Group A, 3.30% due
   12/01/25.................................................    100,000       100,000
  Grand Forks, North Dakota, Hospital Facilities Revenue,
   The United Hospital Ogligation Group Project, 3.30% due
   12/01/16.................................................    155,000       155,000
  Hawaii, State Housing Finance & Development Corp. Revenue,
   Rental Housing System-Series 89A, 2.65% due 07/01/24.....    300,000       300,000
  Hockley County, Texas, Industrial Development Corp.
   Pollution Control Revenue, Amoco Project, 3.05% due
   11/01/19.................................................    100,000       100,000

32    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Atlas National Municipal Money Fund                                  (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Honolulu, Hawaii, City and County, Series A, 2.65% due
   01/01/2005...............................................   $200,000    $  200,000
  Illinois, Health Facilities Financing Authority Revenue,
   Rush Presbyterian, St. Luke's Medical Hospital,
   Series 89A, 2.70% due 10/01/10...........................    200,000       200,000
  Indiana, Educational Facilities Authority Revenue,
   Franklin College, 2.80% due 10/01/19.....................    200,000       200,000
  Indiana, Health Facility Authority Revenue, Capital Access
   '91, 2.90% due 08/01/06..................................    100,000       100,000
  Massachusetts, State Industrial Finance Agency Revenue,
   Showa Women's Institute, Inc., 3.35% due 03/15/04........    200,000       200,000
  Montana, Health Facilities Authority Revenue, Health Care
   Pooled Loan Program, Series A, FGIC Insured, 2.75% due
   12/01/15.................................................    100,000       100,000
  Morgan County, Utah, Solid Waste Disposal Revenue,
   Holnam, Inc. Project, AMT, 2.95% due 08/01/31............    100,000       100,000
  Purdue University, Indiana, Revenue, Student Fee,
   Series H, 2.90% due 07/01/17.............................    100,000       100,000
  Student Fee, Series K, 2.90% due 07/01/20.................    100,000       100,000
  Stevenson, Alabama, Industrial Development Board
   Environmental Improvement Revenue, Mead Corp. Project,
   3.25% due 11/01/16.......................................    200,000       200,000
  Sunshine, Florida, Governmental Financing Commision
   Revenue, AMBAC Insured, 2.65% due 07/01/16...............    200,000       200,000
  University of South Florida Foundation, Inc., COP, 2.75%
   due 01/01/29.............................................    300,000       300,000

Atlas National Municipal Money Fund                                  (continued)
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

  Winston-Salem, North Carolina, COP, Risk Acceptance
   Management Corp., 2.80% due 07/01/09.....................   $170,000    $  170,000
  Wisconsin, Health and Educational Facilities Authority
   Revenue, Wheaton Franciscan Services, 2.70% due
   08/15/16.................................................    100,000       100,000
  Wisconsin, Health Facilities Authority Revenue, Franciscan
   Health Care, Series A-1, 2.65% due 01/01/16..............    200,000       200,000
                                                                           ----------
  Total Variable Rate Demand Notes (cost: $4,520,000)                       4,520,000
                                                                           ----------
TOTAL SECURITIES (COST: $6,515,239) - 99.35%                                6,515,239
OTHER ASSETS AND LIABILITIES, NET - 0.65%                                      42,907
                                                                           ----------
NET ASSETS - 100.00%                                                       $6,558,146
                                                                           ==========

Atlas U.S. Treasury Money Fund
--------------------------------------------------

                                                                              value
                                                              face amount   (note 1)
                                                              -----------  -----------

UNITED STATES TREASURY BILLS - 86.82%
  3.36% - 4.74% due 07/05/01 - 09/27/01.....................  $72,905,000  $72,609,505
                                                                           -----------
  Total United States Treasury Bills
   (cost: $72,609,505)                                                      72,609,505
                                                                           -----------
UNITED STATES TREASURY NOTES - 13.23%
  5.88% - 6.25% due 08/09/01 - 10/31/01.....................   11,000,000   11,068,256
                                                                           -----------
  Total United States Treasury Notes
   (cost: $11,068,256)                                                      11,068,256
                                                                           -----------
TOTAL SECURITIES (COST: $83,677,761) - 100.05%                              83,677,761
OTHER ASSETS AND LIABILITIES, NET - (.05%)                                     (43,214)
                                                                           -----------
NET ASSETS - 100.00%                                                       $83,634,547
                                                                           ===========

Statements of Investments in Securities and Net Assets             JUNE 30, 2001
(UNAUDITED)

--------------------------------------------------------------------------------

  * Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $524,629 or 1.18% of net assets in the Balanced Fund, $3,040,000 or 0.76% of net assets in the Growth and Income Fund, and $13,857,883 or 14.73% of net assets in the Strategic Income Fund.
(b)  Non-income producing security.
(c)  Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e)  Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid - See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h)  Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

     ARP - Argentine Peso          JPY - Japanese Yen
     CAD - Canadian Dollar         KRW - South Korean Won
     DEM - German Mark             MXN - Mexican Nuevo Peso
     EUR - Euro                    NOK - Norwegian Krone
     FRF - French Franc            PLN - Polish Zloty
     GBP - British Pound Sterling  RUR - Russian Ruble
     HUF - Hungarian Forint        ZAR - South African Rand

(k) Securities in Strategic Income Fund with an aggregate market value of $263,163 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover out-standing forward currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(n) Principal-Only Strips represent the right to receive the monthly prin-cipal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
(o) A sufficient amount of securities has been designated to cover out-standing written call options, as follows:

                                                                   NUMBER OF
                                                                    OPTIONS        EXPIRATION  EXERCISE   PREMIUM    MARKET VALUE
                                                              SUBJECT TO CALL/PUT     DATE       PRICE    RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund:
------------------------------------------------------------
Russian (Federation) Bonds, 8.25% due 9/4/01 Call Option             1,500           9/4/01     $76.75     $2,250       $2,250
                                                                                                           ======       ======

ADR = American Depositary Receipt                                    FGIC = Financial Guarantee Insurance Corporation
AMBAC = AMBAC Indemnity Corporation                                  FSA = Financial Security Assurance Inc.
AMT = Alternative Minimum Tax                                        GDR = Global Depositary Receipt
COP = Certificate of Participation                                   MBIA = Municipal Bond Investors Assurance

34    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

Statements of Assets and Liabilities                   JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                           Stock Funds
                           -------------------------------------------------------------------------------
                                        Emerging     Global        Growth and    S&P 500      Strategic
                           Balanced     Growth       Growth        Income        Index        Growth
                           Fund         Fund         Fund          Fund          Fund         Fund
                           -------------------------------------------------------------------------------

ASSETS:

  Investment in
  securities, at
  identified cost........  $53,943,902  $21,509,801  $112,843,161  $368,996,368  $17,555,648  $116,442,266
                           ===========  ===========  ============  ============  ===========  ============
  Investment in
  securities, at value...  $52,265,277  $25,682,004  $121,923,834  $402,923,061  $15,870,645* $116,113,242
  Cash...................            0            0        15,712             0            0             0
  Receivables:
    Securities sold......      886,211      769,801       889,992     4,447,120            0             0
    Fund's shares sold...       49,792        4,466       124,975       451,921       94,970       140,919
    Interest and
    dividends............      210,460          649       393,939       472,705            0        53,292
    Other................          382        5,316        50,631         9,441            0         4,230
  Unrealized appreciation
  on forward foreign
    exchange currency
  contracts (Note 7).....            0            0             0             0            0             0
                           -----------  -----------  ------------  ------------  -----------  ------------
  Total assets...........   53,412,122   26,462,236   123,399,083   408,304,248   15,965,615   116,311,683
                           -----------  -----------  ------------  ------------  -----------  ------------

LIABILITIES:

  Payables for:
    Securities
    purchased............    8,553,826    1,618,414     1,293,556     7,330,446            0             0
    Fund's shares
    redeemed.............      144,842        3,014        36,927        57,958        2,000        14,759
    Dividends............        9,564            0             0         7,119            0             0
  Accrued expenses.......       61,930       34,034       182,223       514,151        8,991       162,582
  Other liabilities......            0            0             0             0            0             0
  Unrealized depreciation
  on forward foreign
    exchange currency
  contracts (Note 7).....            0            0         1,856             0            0             0
  Options written, at
  value (premiums
  received $2,250).......            0            0             0             0            0             0
  Variation margin on
  futures contracts......            0            0             0             0            0             0
                           -----------  -----------  ------------  ------------  -----------  ------------
  Total liabilities......    8,770,162    1,655,462     1,514,562     7,909,674       10,991       177,341
                           -----------  -----------  ------------  ------------  -----------  ------------

NET ASSETS...............  $44,641,960  $24,806,774  $121,884,521  $400,394,574  $15,954,624  $116,134,342
                           ===========  ===========  ============  ============  ===========  ============

NET ASSETS CONSIST OF:

  Net unrealized
  appreciation
  (depreciation).........  $(1,678,625) $ 4,172,203  $  9,083,062  $ 33,926,693  $(1,685,003) $   (329,024)
  Accumulated net
  realized (loss)........   (3,438,831)  (5,555,680)   (5,337,239)   (7,901,992)     157,180   (31,685,118)
  Undistributed net
  investment income
  (loss).................          980     (146,288)      264,562        10,572       47,088        21,595
  Paid in capital........   49,758,436   26,336,539   117,874,136   374,359,301   17,435,359   148,126,889
                           -----------  -----------  ------------  ------------  -----------  ------------

NET ASSETS...............  $44,641,960  $24,806,774  $121,884,521  $400,394,574  $15,954,624  $116,134,342
                           ===========  ===========  ============  ============  ===========  ============

NET ASSET VALUE PER
SHARE:
  Net assets.............  $44,641,960  $24,806,774  $121,884,521  $400,394,574  $15,954,624  $116,134,342
  Shares outstanding.....    3,831,538    1,674,778     7,090,511    18,909,736    1,922,380     8,014,786
  Net asset value per
  share and maximum
  offering price.........  $     11.65  $     14.81  $      17.19  $      21.17  $      8.30  $      14.49

CAPITAL SHARES
AUTHORIZED:..............   20,000,000   15,000,000    25,000,000    45,000,000   25,000,000    35,000,000
                           ===========  ===========  ============  ============  ===========  ============

  *  Investment in Master Investment Portfolio (Note 1)

36    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Bond Funds                                                Money Funds
                           --------------------------------------------------------  ------------------------------------------
                           California    National     Strategic     U.S. Government  California     National
                           Municipal     Municipal    Income        and Mortgage     Municipal      Municipal     U.S. Treasury
                           Bond Fund     Bond Fund    Fund          Securities Fund  Money Fund     Money Fund    Money Fund
                           ----------------------------------------------------------------------------------------------------

ASSETS:

  Investment in
  securities, at
  identified cost........  $204,460,233  $58,654,946  $138,736,714   $209,060,361    $ 40,076,643   $ 6,515,239   $ 83,677,761
                           ============  ===========  ============   ============    ============   ===========   ============
  Investment in
  securities, at value...  $212,497,965  $61,384,994  $130,203,520   $208,850,445    $ 40,076,643   $ 6,515,239   $ 83,677,761
  Cash...................        51,538       41,804        52,457            292               0             0          2,251
  Receivables:
    Securities sold......     7,282,946            0     5,960,037              0               0             0              0
    Fund's shares sold...       350,249      247,791       295,550        756,306           4,949         2,512         61,929
    Interest and
    dividends............     3,679,054      875,464     1,836,602      1,133,789         303,193        47,289        112,670
    Other................         1,538        2,728        72,197         12,407               0             0              0
  Unrealized appreciation
  on forward foreign
    exchange currency
  contracts (Note 7).....             0            0       114,277              0               0             0              0
                           ------------  -----------  ------------   ------------    ------------   -----------   ------------
  Total assets...........   223,863,290   62,552,781   138,534,640    210,753,239      40,384,785     6,565,040     83,854,611
                           ------------  -----------  ------------   ------------    ------------   -----------   ------------

LIABILITIES:

  Payables for:
    Securities
    purchased............             0            0    43,866,639              0       1,813,351             0              0
    Fund's shares
    redeemed.............        80,005        2,800        86,763        286,762          41,348             0        159,233
    Dividends............       230,676       50,945       347,493        279,977           2,954           349          8,697
  Accrued expenses.......       258,692       72,468       133,943        258,311          19,147         3,856         52,134
  Other liabilities......             0            0             0              0          34,146         2,689              0
  Unrealized depreciation
  on forward foreign
    exchange currency
  contracts (Note 7).....             0            0             0              0               0             0              0
  Options written, at
  value (premiums
  received $2,250).......             0            0         2,250              0               0             0              0
  Variation margin on
  futures contracts......             0            0        21,989              0               0             0              0
                           ------------  -----------  ------------   ------------    ------------   -----------   ------------
  Total liabilities......       569,373      126,213    44,459,077        825,050       1,910,946         6,894        220,064
                           ------------  -----------  ------------   ------------    ------------   -----------   ------------

NET ASSETS...............  $223,293,917  $62,426,568  $ 94,075,563   $209,928,189    $ 38,473,839   $ 6,558,146   $ 83,634,547
                           ============  ===========  ============   ============    ============   ===========   ============

NET ASSETS CONSIST OF:

  Net unrealized
  appreciation
  (depreciation).........  $  8,037,732  $ 2,730,048  $ (8,423,084)  $   (209,916)   $          0   $         0   $          0
  Accumulated net
  realized (loss)........      (287,471)    (969,460)   (3,707,095)   (16,994,387)            (85)         (377)       (24,304)
  Undistributed net
  investment income
  (loss).................       164,997       36,564      (138,539)        15,431               0             0              0
  Paid in capital........   215,378,659   60,629,416   106,344,281    227,117,061      38,473,924     6,558,523     83,658,851
                           ------------  -----------  ------------   ------------    ------------   -----------   ------------

NET ASSETS...............  $223,293,917  $62,426,568  $ 94,075,563   $209,928,189    $ 38,473,839   $ 6,558,146   $ 83,634,547
                           ============  ===========  ============   ============    ============   ===========   ============

NET ASSET VALUE PER
SHARE:
  Net assets.............  $223,293,917  $62,426,568  $ 94,075,563   $209,928,189    $ 38,473,839   $ 6,558,146   $ 83,634,547
  Shares outstanding.....    20,060,653    5,586,970    22,191,122     21,046,173      38,473,881     6,558,523     83,658,783
  Net asset value per
  share and maximum
  offering price.........  $      11.13  $     11.17  $       4.24   $       9.97    $       1.00   $      1.00   $       1.00

CAPITAL SHARES
AUTHORIZED:..............    75,000,000   45,000,000    50,000,000     75,000,000     325,000,000    95,000,000    125,000,000
                           ============  ===========  ============   ============    ============   ===========   ============

  *  Investment in Master Investment Portfolio (Note 1)

Statements of Operations      FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                           Stock Funds
                           -------------------------------------------------------------------------------
                                        Emerging     Global        Growth and    S&P 500      Strategic
                           Balanced     Growth       Growth        Income        Index        Growth
                           Fund         Fund         Fund          Fund          Fund         Fund
                           -------------------------------------------------------------------------------

INVESTMENT INCOME:

  Income:
    Interest.............  $   525,725  $    26,526  $     76,391  $  1,338,081  $     3,316  $    620,200
    Dividends............      120,871        5,409     1,071,945     1,273,284       74,516       191,933
                           -----------  -----------  ------------  ------------  -----------  ------------
  Total income...........      646,596       31,935     1,148,336     2,611,365       77,832       812,133
                           -----------  -----------  ------------  ------------  -----------  ------------

  Expenses:
    Management fees......      157,710       85,898       483,947     1,286,244       15,225       437,136
    Distribution fees....       56,325       26,843       153,097       515,387       15,225       161,592
    Transfer agency fees
    and expenses.........       32,864       35,368       101,147       232,809       19,785       119,163
    Custodian fees and
    expenses.............       15,394       25,713        75,430        81,193        4,542        28,198
    Directors' fees......          974          464         2,646         8,906          263         2,788
    Registration fees....        4,321        2,061        11,740        39,498        1,172        12,354
    Accounting and legal
    fees.................        3,823        1,822        10,389        34,978        3,580        10,959
    Reports to
    shareholders.........        3,840        4,467        12,999        29,749        1,952        15,491
    Advisory fee to BGFA
    (Note 5).............            0            0             0             0        3,064             0
    Other................          160          371        13,577         5,427        5,295         2,857
                           -----------  -----------  ------------  ------------  -----------  ------------
      Total expenses.....      275,411      183,007       864,972     2,234,191       70,103       790,538
    Management fees
    waived...............            0            0             0             0      (15,225)            0
    Distribution fees
    waived...............            0       (4,784)            0             0            0             0
    Expense
    reimbursement........            0            0             0             0      (24,389)            0
                           -----------  -----------  ------------  ------------  -----------  ------------
  Net expenses...........      275,411      178,223       864,972     2,234,191       30,489       790,538
                           -----------  -----------  ------------  ------------  -----------  ------------
  Net investment income
  (loss).................      371,185     (146,288)      283,364       377,174       47,343        21,595
                           -----------  -----------  ------------  ------------  -----------  ------------

REALIZED AND UNREALIZED
GAIN (LOSS):

  Net realized gain
  (loss) on:
    Investments (net of
    premiums on
    options exercised)...   (1,282,801)  (1,936,252)   (3,939,308)   (7,634,892)     185,166   (30,109,381)
    Closing of futures
    contracts............            0            0             0             0       (9,873)            0
    Closing and
    expiration of options
    written..............            0            0             0             0            0             0
    Foreign currency
    transactions.........            0            0       (93,140)            0            0             0
                           -----------  -----------  ------------  ------------  -----------  ------------
  Net realized gain
  (loss).................   (1,282,801)  (1,936,252)   (4,032,448)   (7,634,892)     175,293   (30,109,381)
                           -----------  -----------  ------------  ------------  -----------  ------------

  Net change in
  unrealized appreciation
  (depreciation) on:
    Investments..........    1,608,254    2,148,806    (7,352,187)  (36,147,021)  (1,052,625)   (2,237,363)
    Futures, options
    written and foreign
    currencies...........            0            0         2,456             0          705             0
                           -----------  -----------  ------------  ------------  -----------  ------------
  Net change in
  unrealized appreciation
  (depreciation).........    1,608,254    2,148,806    (7,349,731)  (36,147,021)  (1,051,920)   (2,237,363)
                           -----------  -----------  ------------  ------------  -----------  ------------
  Net realized and
  unrealized gain
  (loss).................      325,453      212,554   (11,382,179)  (43,781,913)    (876,627)  (32,346,744)
                           -----------  -----------  ------------  ------------  -----------  ------------

  Net increase (decrease)
  in net assets resulting
  from
  operations.............  $   696,638  $    66,266  $(11,098,815) $(43,404,739) $  (829,284) $(32,325,149)
                           ===========  ===========  ============  ============  ===========  ============

38    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Bond Funds                                             Money Funds
                           -----------------------------------------------------  -------------------------------------
                           California   National    Strategic    U.S. Government  California  National
                           Municipal    Municipal   Income       and Mortgage     Municipal   Municipal   U.S. Treasury
                           Bond Fund    Bond Fund   Fund         Securities Fund  Money Fund  Money Fund  Money Fund
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME:

  Income:
    Interest.............  $ 5,963,229  $1,593,910  $ 3,955,176    $6,524,339      $564,265    $99,617     $2,097,573
    Dividends............            0           0       73,175             0             0          0              0
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Total income...........    5,963,229   1,593,910    4,028,351     6,524,339       564,265     99,617      2,097,573
                           -----------  ----------  -----------    ----------      --------    -------     ----------

  Expenses:
    Management fees......      596,523     156,171      317,646       521,153        94,710     14,663        213,745
    Distribution fees....      271,147      70,986      105,882       236,888        47,355      7,332        106,872
    Transfer agency fees
    and expenses.........       50,362      18,433       43,853        91,827        11,647      3,577         58,862
    Custodian fees and
    expenses.............       50,182      19,092       73,560        82,578        10,551      4,266         17,908
    Directors' fees......        4,691       1,229        1,833         4,101           815        126          1,840
    Registration fees....        2,992       5,455        8,140        18,209           519        561          8,157
    Accounting and legal
    fees.................       18,411       4,821        8,543        16,086         3,198        495          7,219
    Reports to
    shareholders.........        5,222       1,843        4,235         9,200         1,124        302          5,731
    Advisory fee to BGFA
    (Note 5).............            0           0            0             0             0          0              0
    Other................        2,433         467          565         1,029           831        122          1,798
                           -----------  ----------  -----------    ----------      --------    -------     ----------
      Total expenses.....    1,001,963     278,497      564,257       981,071       170,750     31,444        422,132
    Management fees
    waived...............            0           0            0             0        (7,805)    (3,583)        (6,245)
    Distribution fees
    waived...............            0           0            0             0       (47,355)    (7,332)      (103,799)
    Expense
    reimbursement........            0           0            0             0             0          0              0
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Net expenses...........    1,001,963     278,497      564,257       981,071       115,590     20,529        312,088
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Net investment income
  (loss).................    4,961,266   1,315,413    3,464,094     5,543,268       448,675     79,088      1,785,485
                           -----------  ----------  -----------    ----------      --------    -------     ----------

REALIZED AND UNREALIZED
GAIN (LOSS):

  Net realized gain
  (loss) on:
    Investments (net of
    premiums on
    options exercised)...      406,481     (48,411)  (1,408,213)            0             0          0          4,507
    Closing of futures
    contracts............            0           0       95,712             0             0          0              0
    Closing and
    expiration of options
    written..............            0           0       34,610             0             0          0              0
    Foreign currency
    transactions.........            0           0       23,177             0             0          0              0
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Net realized gain
  (loss).................      406,481     (48,411)  (1,254,714)            0             0          0          4,507
                           -----------  ----------  -----------    ----------      --------    -------     ----------

  Net change in
  unrealized appreciation
  (depreciation) on:
    Investments..........   (3,158,991)    264,258   (1,613,737)      374,752             0          0              0
    Futures, options
    written and foreign
    currencies...........            0           0      (64,676)            0             0          0              0
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Net change in
  unrealized appreciation
  (depreciation).........   (3,158,991)    264,258   (1,678,413)      374,752             0          0              0
                           -----------  ----------  -----------    ----------      --------    -------     ----------
  Net realized and
  unrealized gain
  (loss).................   (2,752,510)    215,847   (2,933,127)      374,752             0          0          4,507
                           -----------  ----------  -----------    ----------      --------    -------     ----------

  Net increase (decrease)
  in net assets resulting
  from
  operations.............  $ 2,208,756  $1,531,260  $   530,967    $5,918,020      $448,675    $79,088     $1,789,992
                           ===========  ==========  ===========    ==========      ========    =======     ==========

Statements of Changes in Net Assets
---------------------------------------------------------------------------

                           Stock Funds
                           Balanced Fund              Emerging Growth Fund      Global Growth Fund
                           2001(1)      2000(2)       2001(1)      2000(2)      2001(1)       2000(2)
                           (Unaudited)                (Unaudited)                (Unaudited)

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:

  Net investment income
  (loss).................  $   371,185  $  1,182,597  $  (146,288) $  (204,625) $    283,364  $    154,456
  Net realized gain
  (loss) on investments
  and foreign currency...   (1,282,801)   (2,156,338)  (1,936,252)  (3,589,658)   (4,032,448)    6,820,686
  Net change in
  unrealized appreciation
  (depreciation) on
  investments and foreign
  currency...............    1,608,254    (4,286,230)   2,148,806   (4,159,506)   (7,349,731)   (6,814,474)
                           -----------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from operations........      696,638    (5,259,971)      66,266   (7,953,789)  (11,098,815)      160,668
                           -----------  ------------  -----------  -----------  ------------  ------------

DISTRIBUTIONS TO
SHAREHOLDERS:

  From net investment
  income.................     (371,015)   (1,185,372)           0            0             0       (16,462)
  Tax return of
  capital................            0             0            0            0             0             0
  From net realized
  gain...................            0             0            0            0             0    (6,247,698)
  In excess of net
  realized gain on
  investments............            0             0            0            0             0    (1,981,555)
                           -----------  ------------  -----------  -----------  ------------  ------------
  Total distributions....     (371,015)   (1,185,372)           0            0             0    (8,245,715)
                           -----------  ------------  -----------  -----------  ------------  ------------

CAPITAL SHARE
TRANSACTIONS:

  Net proceeds from sales
  of shares..............    4,638,920    12,221,479    2,241,741   18,953,626     9,124,473    84,846,279
  Reinvestment of
  distributions..........      359,598     1,125,248            0            0             0     8,154,342
  Cost of shares
  redeemed...............   (6,647,989)  (42,203,381)  (3,440,629)  (6,574,912)  (11,070,616)  (28,720,790)
                           -----------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........   (1,649,471)  (28,856,654)  (1,198,888)  12,378,714    (1,946,143)   64,279,831
                           -----------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets..........   (1,323,848)  (35,301,997)  (1,132,622)   4,424,925   (13,044,958)   56,194,784

NET ASSETS:

  Beginning of period....   45,965,808    81,267,805   25,939,396   21,514,471   134,929,479    78,734,695
                           -----------  ------------  -----------  -----------  ------------  ------------
  End of period..........  $44,641,960  $ 45,965,808  $24,806,774  $25,939,396  $121,884,521  $134,929,479
                           ===========  ============  ===========  ===========  ============  ============

(1)  For the six months ended June 30, 2001.
(2)  For the year ended December 31, 2000.
(3) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

40    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Growth and Income Fund      S&P 500 Index Fund        Strategic Growth Fund
                           2001(1)       2000(2)       2001(1)      2000(3)      2001(1)       2000(2)
                            (Unaudited)                (Unaudited)                (Unaudited)

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:

  Net investment income
  (loss).................  $    377,174  $  4,171,591  $    47,343  $    14,977  $     21,595  $    135,524
  Net realized gain
  (loss) on investments
  and foreign currency...    (7,634,892)   29,685,950      175,293      (18,113)  (30,109,381)      194,764
  Net change in
  unrealized appreciation
  (depreciation) on
  investments and foreign
  currency...............   (36,147,021)  (59,353,222)  (1,051,920)    (633,083)   (2,237,363)  (24,160,909)
                           ------------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from operations........   (43,404,739)  (25,495,681)    (829,284)    (636,219)  (32,325,149)  (23,830,621)
                           ------------  ------------  -----------  -----------  ------------  ------------

DISTRIBUTIONS TO
SHAREHOLDERS:

  From net investment
  income.................      (377,755)   (4,174,458)           0      (15,232)            0      (135,423)
  Tax return of
  capital................             0             0            0            0             0             0
  From net realized
  gain...................             0   (29,748,977)           0            0             0      (257,911)
  In excess of net
  realized gain on
  investments............             0      (346,513)           0            0             0    (1,459,251)
                           ------------  ------------  -----------  -----------  ------------  ------------
  Total distributions....      (377,755)  (34,269,948)           0      (15,232)            0    (1,852,585)
                           ------------  ------------  -----------  -----------  ------------  ------------

CAPITAL SHARE
TRANSACTIONS:

  Net proceeds from sales
  of shares..............    21,287,375   128,238,014    8,861,226   10,450,179     7,835,766    99,054,322
  Reinvestment of
  distributions..........       366,978    33,521,809            0       14,604             0     1,818,323
  Cost of shares
  redeemed...............   (32,023,381)  (81,640,176)  (1,593,613)    (297,037)  (15,271,761)  (36,280,598)
                           ------------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........   (10,369,028)   80,119,647    7,267,613   10,167,746    (7,435,995)   64,592,047
                           ------------  ------------  -----------  -----------  ------------  ------------
  Net increase (decrease)
  in net assets..........   (54,151,522)   20,354,018    6,438,329    9,516,295   (39,761,144)   38,908,841

NET ASSETS:

  Beginning of period....   454,546,096   434,192,078    9,516,295            0   155,895,486   116,986,645
                           ------------  ------------  -----------  -----------  ------------  ------------
  End of period..........  $400,394,574  $454,546,096  $15,954,624  $ 9,516,295  $116,134,342  $155,895,486
                           ============  ============  ===========  ===========  ============  ============

                           Bond Funds
                           California Municipal Bond Fund
                           2001(1)         2000(2)
                             (Unaudited)
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS:
  Net investment income
  (loss).................   $  4,961,266    $  9,508,939
  Net realized gain
  (loss) on investments
  and foreign currency...        406,481        (154,953)
  Net change in
  unrealized appreciation
  (depreciation) on
  investments and foreign
  currency...............     (3,158,991)     14,773,714
                            ------------    ------------
  Net increase (decrease)
  in net assets resulting
  from operations........      2,208,756      24,127,700
                            ------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment
  income.................     (4,938,985)     (9,510,584)
  Tax return of
  capital................              0               0
  From net realized
  gain...................              0               0
  In excess of net
  realized gain on
  investments............              0               0
                            ------------    ------------
  Total distributions....     (4,938,985)     (9,510,584)
                            ------------    ------------
CAPITAL SHARE
TRANSACTIONS:
  Net proceeds from sales
  of shares..............     24,326,863      28,596,114
  Reinvestment of
  distributions..........      3,402,652       6,367,238
  Cost of shares
  redeemed...............    (15,024,990)    (40,516,741)
                            ------------    ------------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........     12,704,525      (5,553,389)
                            ------------    ------------
  Net increase (decrease)
  in net assets..........      9,974,296       9,063,727
NET ASSETS:
  Beginning of period....    213,319,621     204,255,894
                            ------------    ------------
  End of period..........   $223,293,917    $213,319,621
                            ============    ============

(1)  For the six months ended June 30, 2001.
(2)  For the year ended December 31, 2000.
(3) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

Statements of Changes in Net Assets
---------------------------------------------------------------------------

                           Bond Funds
                           National Municipal Bond Fund   Strategic Income Fund       U.S. Government and
                                                                                      Mortgage Securities Fund
                           2001(1)        2000(2)         2001(1)       2000(2)       2001(1)       2000(2)
                            (Unaudited)                    (Unaudited)                 (Unaudited)

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:

  Net investment income
  (loss).................   $ 1,315,413    $  2,524,713   $  3,464,094  $  6,453,217  $  5,543,268  $ 11,504,277
  Net realized gain
  (loss) on investments
  and foreign currency...       (48,411)       (130,188)    (1,254,714)   (2,541,815)            0    (1,550,886)
  Net change in
  unrealized appreciation
  (depreciation) on
  investments and foreign
  currency...............       264,258       3,123,098     (1,678,413)   (2,394,854)      374,752     7,579,487
                            -----------    ------------   ------------  ------------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from operations........     1,531,260       5,517,623        530,967     1,516,548     5,918,020    17,532,878
                            -----------    ------------   ------------  ------------  ------------  ------------

DISTRIBUTIONS TO
SHAREHOLDERS:

  From net investment
  income.................    (1,301,748)     (2,524,743)    (3,487,278)   (4,505,612)   (5,613,438)  (11,506,155)
  Tax return of
  capital................             0               0              0    (1,950,526)            0             0
  From net realized
  gain...................             0               0              0             0             0             0
  In excess of net
  realized gain on
  investments............             0               0              0             0             0             0
                            -----------    ------------   ------------  ------------  ------------  ------------
  Total distributions....    (1,301,748)     (2,524,743)    (3,487,278)   (6,456,138)   (5,613,438)  (11,506,155)
                            -----------    ------------   ------------  ------------  ------------  ------------

CAPITAL SHARE
TRANSACTIONS:

  Net proceeds from sales
  of shares..............    10,527,501       6,951,071     30,255,846    37,145,987    42,659,297    20,047,054
  Reinvestment of
  distributions..........       967,956       1,839,182      1,497,246     2,700,487     3,749,825     7,342,990
  Cost of shares
  redeemed...............    (3,199,632)    (14,335,733)   (12,289,699)  (29,841,859)  (16,247,282)  (61,703,711)
                            -----------    ------------   ------------  ------------  ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........     8,295,825      (5,545,480)    19,463,393    10,004,615    30,161,840   (34,313,667)
                            -----------    ------------   ------------  ------------  ------------  ------------
  Net increase (decrease)
  in net assets..........     8,525,337      (2,552,600)    16,507,082     5,065,025    30,466,422   (28,286,944)

NET ASSETS:

  Beginning of period....    53,901,231      56,453,831     77,568,481    72,503,456   179,461,767   207,748,711
                            -----------    ------------   ------------  ------------  ------------  ------------
  End of period..........   $62,426,568    $ 53,901,231   $ 94,075,563  $ 77,568,481  $209,928,189  $179,461,767
                            ===========    ============   ============  ============  ============  ============

(1)  For the six months ended June 30, 2001.
(2)  For the year ended December 31, 2000.

42    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Money Funds
                           California Municipal Money Fund   National Municipal Money Fund   U.S. Treasury Money Fund
                           2001(1)          2000(2)          2001(1)         2000(2)         2001(1)       2000(2)
                             (Unaudited)                      (Unaudited)                     (Unaudited)

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:

  Net investment income
  (loss).................   $    448,675     $  1,178,426     $    79,088     $   172,554    $  1,785,485  $  3,420,270
  Net realized gain
  (loss) on investments
  and foreign currency...              0                0               0               0           4,507        (3,577)
  Net change in
  unrealized appreciation
  (depreciation) on
  investments and foreign
  currency...............              0                0               0               0               0             0
                            ------------     ------------     -----------     -----------    ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from operations........        448,675        1,178,426          79,088         172,554       1,789,992     3,416,693
                            ------------     ------------     -----------     -----------    ------------  ------------

DISTRIBUTIONS TO
SHAREHOLDERS:

  From net investment
  income.................       (448,675)      (1,178,426)        (79,088)       (172,554)     (1,785,485)   (3,420,270)
  Tax return of
  capital................              0                0               0               0               0             0
  From net realized
  gain...................              0                0               0               0               0             0
  In excess of net
  realized gain on
  investments............              0                0               0               0               0             0
                            ------------     ------------     -----------     -----------    ------------  ------------
  Total distributions....       (448,675)      (1,178,426)        (79,088)       (172,554)     (1,785,485)   (3,420,270)
                            ------------     ------------     -----------     -----------    ------------  ------------

CAPITAL SHARE
TRANSACTIONS:

  Net proceeds from sales
  of shares..............     11,206,800       24,649,144       3,223,114       4,213,320      43,492,595    98,501,476
  Reinvestment of
  distributions..........        428,286        1,115,272          76,264         164,551       1,700,976     3,233,983
  Cost of shares
  redeemed...............    (11,085,152)     (27,157,007)     (1,857,952)     (3,766,239)    (43,488,671)  (76,227,691)
                            ------------     ------------     -----------     -----------    ------------  ------------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........        549,934       (1,392,591)      1,441,426         611,632       1,704,900    25,507,768
                            ------------     ------------     -----------     -----------    ------------  ------------
  Net increase (decrease)
  in net assets..........        549,934       (1,392,591)      1,441,426         611,632       1,709,407    25,504,191

NET ASSETS:

  Beginning of period....     37,923,905       39,316,496       5,116,720       4,505,088      81,925,140    56,420,949
                            ------------     ------------     -----------     -----------    ------------  ------------
  End of period..........   $ 38,473,839     $ 37,923,905     $ 6,558,146     $ 5,116,720    $ 83,634,547  $ 81,925,140
                            ============     ============     ===========     ===========    ============  ============

(1)  For the six months ended June 30, 2001.
(2)  For the year ended December 31, 2000.

Financial Highlights       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

--------------------------------------------------------------------------------

                           Stock Funds
                           Balanced Fund
                           June 30,
                           2001(1,5)      2000         1999     1998     1997     1996
Net asset value,
beginning of period......   $ 11.58       $ 12.96      $ 14.47  $ 14.14  $ 12.18  $ 11.19
                            -------       -------      -------  -------  -------  -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................      0.10          0.26         0.48     0.46     0.46     0.42
  Net realized and
  unrealized gain on
  investments............      0.07         (1.37)       (1.21)    0.75     2.27     1.32
                            -------       -------      -------  -------  -------  -------
  Total from investment
  operations.............      0.17         (1.11)       (0.73)    1.21     2.73     1.74
                            -------       -------      -------  -------  -------  -------

LESS DISTRIBUTIONS:

  From net investment
  income.................     (0.10)        (0.27)       (0.48)   (0.46)   (0.46)   (0.42)
  From net capital
  gains..................      0.00          0.00        (0.30)   (0.42)   (0.31)   (0.33)
  In excess of realized
  gains..................      0.00          0.00         0.00     0.00     0.00     0.00
  Tax return of capital
  distribution...........      0.00          0.00         0.00     0.00     0.00     0.00
                            -------       -------      -------  -------  -------  -------
  Total distributions....     (0.10)        (0.27)       (0.78)   (0.88)   (0.77)   (0.75)
                            -------       -------      -------  -------  -------  -------
Net asset value, end of
period...................   $ 11.65       $ 11.58      $ 12.96  $ 14.47  $ 14.14  $ 12.18
                            =======       =======      =======  =======  =======  =======
Total return(3)..........      1.48%        -8.71%       -5.20%    8.63%   22.72%   15.81%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........   $44,642       $45,966      $73,365  $88,430  $49,456  $29,289
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........      1.22%         1.22%        1.15%    1.16%    1.20%    1.28%
    After expense waivers
    and reimbursement....      1.22%         1.22%        1.15%    1.16%    1.20%    1.28%
  Ratio of net investment
  income to average net
  assets(4)..............      1.65%         2.07%        3.30%    3.28%    3.58%    3.86%
  Portfolio turnover
  rate...................     73.08%(7)    142.04%(7)    51.94%   33.62%   14.71%   41.41%

(1)  Unaudited.
(2)  Commencement of operations.
(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4)  Annualized when the period presented is less than one year.
(5) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the six months ended 06/30/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                    Balanced
                                                    Fund
                                                    --------
  Net investment income per share.................   $0.00(6)
  Net realized and unrealized gain (loss) per
  share...........................................   $0.00(6)
  Ratio of net investment income to average net
  assets (4)......................................    0.00%(6)

(6)  Less than $0.005 per share or 0.005%, respectively.
(7)  Excludes the effect of short-term TBA security transactions.

44    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Emerging Growth Fund                                        Global Growth Fund
                                                                April 30, 1997(2)
                           June 30,                             through                June 30,
                           2001(1)   2000     1999     1998     Dec. 31, 1997          2001(1)         2000
Net asset value,
beginning of period......  $ 14.51   $ 18.79  $ 13.75  $ 13.00         $ 10.00            $  18.69        $  19.28
                           -------   -------  -------  -------         -------            --------        --------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................    (0.09)    (0.12)   (0.15)   (0.09)          (0.05)               0.04            0.03
  Net realized and
  unrealized gain on
  investments............     0.39     (4.16)    6.02     0.84            3.05               (1.54)           0.59
                           -------   -------  -------  -------         -------            --------        --------
  Total from investment
  operations.............     0.30     (4.28)    5.87     0.75            3.00               (1.50)           0.62
                           -------   -------  -------  -------         -------            --------        --------

LESS DISTRIBUTIONS:

  From net investment
  income.................     0.00      0.00     0.00     0.00            0.00                0.00            0.00
  From net capital
  gains..................     0.00      0.00    (0.83)    0.00            0.00                0.00           (0.92)
  In excess of realized
  gains..................     0.00      0.00     0.00     0.00            0.00                0.00           (0.29)
  Tax return of capital
  distribution...........     0.00      0.00     0.00     0.00            0.00                0.00            0.00
                           -------   -------  -------  -------         -------            --------        --------
  Total distributions....     0.00      0.00    (0.83)    0.00            0.00                0.00           (1.21)
                           -------   -------  -------  -------         -------            --------        --------
Net asset value, end of
period...................  $ 14.81   $ 14.51  $ 18.79  $ 13.75         $ 13.00            $  17.19        $  18.69
                           =======   =======  =======  =======         =======            ========        ========
Total return(3)..........     2.07%   -22.78%   42.68%    5.77%          30.00%              -8.03%           3.24%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........  $24,807   $25,939  $19,551  $16,747         $10,028            $121,885        $134,929
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........     1.66%     1.64%    1.74%    1.59%           1.88%               1.41%           1.34%
    After expense waivers
    and reimbursement....     1.66%     1.55%    1.53%    1.49%           1.49%               1.41%           1.34%
  Ratio of net investment
  income to average net
  assets(4)..............    -1.36%    -0.72%   -1.14%   -0.68%          -0.59%               0.46%           0.15%
  Portfolio turnover
  rate...................   144.99%   173.69%  184.32%  106.24%          17.06%              27.33%          53.89%

                           Global Growth Fund
                                                                         April 30, 1996(2)
                                                                         through
                           1999            1998           1997           Dec. 31, 1996
Net asset value,
beginning of period......     $  14.56        $ 12.69        $ 10.96            $ 10.14
                              --------        -------        -------            -------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss).................         0.03           0.00           0.02               0.01
  Net realized and
  unrealized gain on
  investments............         8.10           2.21           2.65               1.10
                              --------        -------        -------            -------
  Total from investment
  operations.............         8.13           2.21           2.67               1.11
                              --------        -------        -------            -------
LESS DISTRIBUTIONS:
  From net investment
  income.................         0.00           0.00           0.00              (0.01)
  From net capital
  gains..................        (3.41)         (0.18)         (0.84)             (0.27)
  In excess of realized
  gains..................         0.00          (0.16)         (0.10)             (0.01)
  Tax return of capital
  distribution...........         0.00           0.00           0.00               0.00
                              --------        -------        -------            -------
  Total distributions....        (3.41)         (0.34)         (0.94)             (0.29)
                              --------        -------        -------            -------
Net asset value, end of
period...................     $  19.28        $ 14.56        $ 12.69            $ 10.96
                              ========        =======        =======            =======
Total return(3)..........        55.85%         16.19%         24.35%             10.89%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
  period (000's).........     $ 70,300        $36,549        $29,468            $13,552
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........         1.48%          1.53%          1.66%              2.36%
    After expense waivers
    and reimbursement....         1.48%          1.53%          1.62%              1.51%
  Ratio of net investment
  income to average net
  assets(4)..............         0.19%          0.04%          0.14%              0.13%
  Portfolio turnover
  rate...................       103.02%         74.52%         63.62%             64.89%

Financial Highlights       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

--------------------------------------------------------------------------------

                           Stock Funds
                           Growth and Income Fund                                       S&P 500 Index Fund
                                                                                                  Aug. 16, 2000(2)
                           June 30,                                                     June 30,  through
                           2001(1,5)  2000      1999      1998      1997      1996      2001(1)   Dec. 31, 2000
Net asset value,
beginning of period......  $  23.43   $  26.61  $  22.08  $  18.86  $  17.82  $  15.91  $  8.92          $10.00
                           --------   --------  --------  --------  --------  --------  -------          ------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................      0.02       0.24      0.14      0.15      0.10      0.14     0.03            0.03
  Net realized and
  unrealized gain on
  investments............     (2.26)     (1.52)     6.85      4.71      4.58      3.06    (0.65)          (1.10)
                           --------   --------  --------  --------  --------  --------  -------          ------
  Total from investment
  operations.............     (2.24)     (1.28)     6.99      4.86      4.68      3.20    (0.62)          (1.07)
                           --------   --------  --------  --------  --------  --------  -------          ------

LESS DISTRIBUTIONS:

  From net investment
  income.................     (0.02)     (0.24)    (0.14)    (0.15)    (0.10)    (0.14)    0.00           (0.01)
  From net capital
  gains..................      0.00      (1.64)    (2.32)    (1.49)    (3.53)    (1.15)    0.00            0.00
  In excess of realized
  gains..................      0.00      (0.02)     0.00      0.00     (0.01)     0.00     0.00            0.00
  Tax return of capital
  distribution...........      0.00       0.00      0.00      0.00      0.00      0.00     0.00            0.00
                           --------   --------  --------  --------  --------  --------  -------          ------
  Total distributions....     (0.02)     (1.90)    (2.46)    (1.64)    (3.64)    (1.29)    0.00           (0.01)
                           --------   --------  --------  --------  --------  --------  -------          ------
Net asset value, end of
period...................  $  21.17   $  23.43  $  26.61  $  22.08  $  18.86  $  17.82  $  8.30          $ 8.92
                           ========   ========  ========  ========  ========  ========  =======          ======
Total return(3)..........     -9.56%     -4.90%    31.72%    25.83%    26.32%    20.16%   -6.95%         -10.66%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........  $400,395   $454,546  $410,721  $248,606  $173,796  $138,604  $15,955          $9,516
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........      1.08%      1.02%     1.04%     1.06%     1.10%     1.16%    1.15%           2.66%
    After expense waivers
    and reimbursement....      1.08%      1.02%     1.04%     1.06%     1.10%     1.16%    0.50%           0.50%
  Ratio of net investment
  income to average net
  assets(4)..............      0.18%      0.88%     0.59%     0.73%     0.51%     0.82%    0.78%           0.78%
  Portfolio turnover
  rate...................     78.35%     66.14%   102.42%   106.21%   118.26%    86.66%     N/A             N/A

(1)  Unaudited.
(2)  Commencement of operations.
(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4)  Annualized when the period presented is less than one year.
(5) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the six months ended 06/30/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                          Growth and     California Municipal
                                          Income Fund    Bond Fund
                                          -----------    ---------------------
  Net investment income per share.......    $0.00(6)          $0.00(6)
  Net realized and unrealized gain
  (loss) per share......................    $0.00(6)          $0.00(6)
  Ratio of net investment income to
  average net assets(4).................     0.00%(6)          0.02%

(6)  Less than $0.005 per share or 0.005%, respectively.

46    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Stock Funds
                           Strategic Growth Fund
                           June 30,
                           2001(1)         2000            1999            1998           1997           1996
Net asset value,
beginning of period......     $  18.33        $  20.53        $  17.11        $ 16.36        $ 14.01        $ 12.69
                              --------        --------        --------        -------        -------        -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................         0.00            0.03           (0.01)          0.09           0.11           0.13
  Net realized and
  unrealized gain on
  investments............        (3.84)          (2.01)           6.87           1.86           3.65           2.88
                              --------        --------        --------        -------        -------        -------
  Total from investment
  operations.............        (3.84)          (1.98)           6.86           1.95           3.76           3.01
                              --------        --------        --------        -------        -------        -------

LESS DISTRIBUTIONS:

  From net investment
  income.................         0.00           (0.02)           0.00          (0.09)         (0.11)         (0.13)
  From net capital
  gains..................         0.00           (0.03)          (3.44)         (1.00)         (1.30)         (1.56)
  In excess of realized
  gains..................         0.00           (0.17)           0.00          (0.11)          0.00           0.00
  Tax return of capital
  distribution...........         0.00            0.00            0.00           0.00           0.00           0.00
                              --------        --------        --------        -------        -------        -------
  Total distributions....         0.00           (0.22)          (3.44)         (1.20)         (1.41)         (1.69)
                              --------        --------        --------        -------        -------        -------
Net asset value, end of
period...................     $  14.49        $  18.33        $  20.53        $ 17.11        $ 16.36        $ 14.01
                              ========        ========        ========        =======        =======        =======
Total return(3)..........       -20.95%          -9.65%          40.12%         11.22%         26.89%         23.72%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........     $116,134        $155,895        $102,428        $73,626        $54,310        $22,253
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........         1.22%           1.12%           1.17%          1.16%          1.21%          1.31%
    After expense waivers
    and reimbursement....         1.22%           1.12%           1.17%          1.16%          1.21%          1.31%
  Ratio of net investment
  income to average net
  assets(4)..............         0.03%           0.13%          -0.06%          0.52%          0.86%          1.08%
  Portfolio turnover
  rate...................        73.35%          53.78%         179.98%         89.69%         85.55%        119.87%

                           Bond Funds
                           California Municipal Bond Fund
                           June 30,
                           2001(1,5)       2000            1999            1998            1997            1996
Net asset value,
beginning of period......     $  11.27        $  10.48        $  11.49        $  11.44        $  11.15        $  11.26
                              --------        --------        --------        --------        --------        --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss).................         0.25            0.51            0.51            0.51            0.53            0.53
  Net realized and
  unrealized gain on
  investments............        (0.14)           0.79           (1.01)           0.16            0.33           (0.11)
                              --------        --------        --------        --------        --------        --------
  Total from investment
  operations.............         0.11            1.30           (0.50)           0.67            0.86            0.42
                              --------        --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
  From net investment
  income.................        (0.25)          (0.51)          (0.51)          (0.51)          (0.53)          (0.53)
  From net capital
  gains..................         0.00            0.00            0.00           (0.11)          (0.04)           0.00
  In excess of realized
  gains..................         0.00            0.00            0.00            0.00            0.00            0.00
  Tax return of capital
  distribution...........         0.00            0.00            0.00            0.00            0.00            0.00
                              --------        --------        --------        --------        --------        --------
  Total distributions....        (0.25)          (0.51)          (0.51)          (0.62)          (0.57)          (0.53)
                              --------        --------        --------        --------        --------        --------
Net asset value, end of
period...................     $  11.13        $  11.27        $  10.48        $  11.49        $  11.44        $  11.15
                              ========        ========        ========        ========        ========        ========
Total return(3)..........         1.02%          12.75%          -4.48%           5.94%           7.97%           3.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
  period (000's).........     $223,294        $213,320        $198,406        $211,938        $195,292        $177,593
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........         0.92%           0.93%           0.93%           0.94%           0.95%           0.96%
    After expense waivers
    and reimbursement....         0.92%           0.93%           0.88%           0.94%           0.95%           0.96%
  Ratio of net investment
  income to average net
  assets(4)..............         4.57%           4.74%           4.61%           4.43%           4.76%           4.82%
  Portfolio turnover
  rate...................         8.71%          12.25%          17.01%          14.95%          15.95%          29.28%

Financial Highlights       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

--------------------------------------------------------------------------------

                           Bond Funds
                           National Municipal Bond Fund
                           June 30,
                           2001(1,5)  2000     1999     1998     1997     1996
Net asset value,
beginning of period......   $ 11.13   $ 10.50  $ 11.56  $ 11.54  $ 11.21  $ 11.39
                            -------   -------  -------  -------  -------  -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................      0.25      0.52     0.51     0.51     0.53     0.52
  Net realized and
  unrealized gain on
  investments............      0.04      0.63    (1.06)    0.13     0.40    (0.12)
                            -------   -------  -------  -------  -------  -------
  Total from investment
  operations.............      0.29      1.15    (0.55)    0.64     0.93     0.40
                            -------   -------  -------  -------  -------  -------

LESS DISTRIBUTIONS:

  From net investment
  income.................     (0.25)    (0.52)   (0.51)   (0.51)   (0.53)   (0.52)
  From net capital
  gains..................      0.00      0.00     0.00    (0.11)   (0.07)   (0.06)
  In excess of realized
  gains..................      0.00      0.00     0.00     0.00     0.00     0.00
  Tax return of capital
  distribution...........      0.00      0.00     0.00     0.00     0.00     0.00
                            -------   -------  -------  -------  -------  -------
  Total distributions....     (0.25)    (0.52)   (0.51)   (0.62)   (0.60)   (0.58)
                            -------   -------  -------  -------  -------  -------
Net asset value, end of
period...................   $ 11.17   $ 11.13  $ 10.50  $ 11.56  $ 11.54  $ 11.21
                            =======   =======  =======  =======  =======  =======
Total return(3)..........      2.66%    11.24%   -4.86%    5.70%    8.56%    3.58%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........   $62,427   $53,901  $54,296  $62,558  $58,740  $49,597
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........      0.98%     1.01%    0.98%    0.99%    1.00%    1.01%
    After expense waivers
    and reimbursement....      0.98%     1.01%    0.97%    0.99%    1.00%    1.01%
  Ratio of net investment
  income to average net
  assets(4)..............      4.63%     4.83%    4.62%    4.44%    4.72%    4.63%
  Portfolio turnover
  rate...................     18.93%    20.12%   16.44%   21.89%   21.80%   44.76%

(1)  Unaudited.
(2)  Commencement of operations.
(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4)  Annualized when the period presented is less than one year.
(5) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the six months ended 06/30/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                          National Municipal     Strategic Income
                                          Bond Fund              Fund
                                          ------------------     -----------------
  Net investment income per share.......        $0.00(6)               $0.00(6)
  Net realized and unrealized gain
  (loss) per share......................        $0.00(6)               $0.00(6)
  Ratio of net investment income to
  average net assets(4).................         0.05%                 (0.05%)

(6)  Less than $0.005 per share.

48    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           Strategic Income Fund
                                                                          May 20, 1996(2)
                           June 30,                                       through
                           2001(1,5)  2000     1999     1998     1997     Dec. 31, 1996
Net asset value,
beginning of period......   $  4.37   $  4.67  $  4.98  $  5.16  $  5.16       $  5.00
                            -------   -------  -------  -------  -------       -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................      0.18      0.39     0.40     0.38     0.42          0.25
  Net realized and
  unrealized gain on
  investments............     (0.13)    (0.30)   (0.30)   (0.15)    0.06          0.18
                            -------   -------  -------  -------  -------       -------
  Total from investment
  operations.............      0.05      0.09     0.10     0.23     0.48          0.43
                            -------   -------  -------  -------  -------       -------

LESS DISTRIBUTIONS:

  From net investment
  income.................     (0.18)    (0.27)   (0.40)   (0.38)   (0.42)        (0.25)
  From net capital
  gains..................      0.00      0.00     0.00    (0.00)   (0.05)        (0.01)
  In excess of realized
  gains..................      0.00      0.00     0.00    (0.00)   (0.01)        (0.01)
  Tax return of capital
  distribution...........      0.00     (0.12)   (0.01)   (0.03)    0.00          0.00
                            -------   -------  -------  -------  -------       -------
  Total distributions....     (0.18)    (0.39)   (0.41)   (0.41)   (0.48)        (0.27)
                            -------   -------  -------  -------  -------       -------
Net asset value, end of
period...................   $  4.24   $  4.37  $  4.67  $  4.98  $  5.16       $  5.16
                            =======   =======  =======  =======  =======       =======
Total return(3)..........      1.08%     2.05%    1.92%    4.03%    9.57%         8.89%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........   $94,076   $77,568  $67,218  $66,375  $37,831       $17,863
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........      1.33%     1.36%    1.37%    1.36%    1.51%         1.85%
    After expense waivers
    and reimbursement....      1.33%     1.36%    1.16%    0.80%    0.41%         0.02%
  Ratio of net investment
  income to average net
  assets(4)..............      8.18%     8.65%    8.42%    7.45%    8.04%         8.19%
  Portfolio turnover
  rate...................     52.93%   146.55%  119.62%  172.43%  221.42%       187.15%

                           U.S. Government and Mortgage Securities Fund

                           June 30,
                           2001(1)        2000           1999           1998           1997           1996
Net asset value,
beginning of period......    $   9.95       $   9.61       $  10.17       $  10.20       $  10.07       $  10.30
                             --------       --------       --------       --------       --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
  (loss).................        0.29           0.60           0.60           0.63           0.67           0.67
  Net realized and
  unrealized gain on
  investments............        0.02           0.34          (0.56)         (0.03)          0.13          (0.23)
                             --------       --------       --------       --------       --------       --------
  Total from investment
  operations.............        0.31           0.94           0.04           0.60           0.80           0.44
                             --------       --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment
  income.................       (0.29)         (0.60)         (0.60)         (0.63)         (0.67)         (0.67)
  From net capital
  gains..................        0.00           0.00           0.00           0.00           0.00           0.00
  In excess of realized
  gains..................        0.00           0.00           0.00           0.00           0.00           0.00
  Tax return of capital
  distribution...........        0.00           0.00           0.00           0.00           0.00           0.00
                             --------       --------       --------       --------       --------       --------
  Total distributions....       (0.29)         (0.60)         (0.60)         (0.63)         (0.67)         (0.67)
                             --------       --------       --------       --------       --------       --------
Net asset value, end of
period...................    $   9.97       $   9.95       $   9.61       $  10.17       $  10.20       $  10.07
                             ========       ========       ========       ========       ========       ========
Total return(3)..........        3.18%         10.21%          0.39%          6.06%          8.25%          4.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
  period (000's).........    $209,928       $179,462       $202,966       $216,344       $202,573       $224,301
  Ratio of expenses to
  average net assets:(4)
    Before expense
    waivers and
    reimbursement........        1.04%          1.03%          1.01%          1.02%          1.03%          1.03%
    After expense waivers
    and reimbursement....        1.04%          1.03%          1.01%          1.02%          1.03%          1.03%
  Ratio of net investment
  income to average net
  assets(4)..............        5.85%          6.27%          6.05%          6.20%          6.67%          6.67%
  Portfolio turnover
  rate...................        8.85%          1.66%         20.67%         22.70%          3.73%         27.45%

Financial Highlights       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

--------------------------------------------------------------------------------

                           Money Funds
                           California Municipal Money Fund
                           June 30,
                           2001(1)   2000     1999     1998     1997     1996
Net asset value,
beginning of period......  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                           -------   -------  -------  -------  -------  -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................    0.012     0.030    0.024    0.026    0.029    0.028
  Net realized and
  unrealized gain on
  investments............    0.000     0.000    0.000    0.000    0.000    0.000
                           -------   -------  -------  -------  -------  -------
  Total from investment
  operations.............    0.012     0.030    0.024    0.026    0.029    0.028
                           -------   -------  -------  -------  -------  -------

LESS DISTRIBUTIONS:

  From net investment
  income.................   (0.012)   (0.030)  (0.024)  (0.026)  (0.029)  (0.028)
  From net capital
  gains..................    0.000     0.000    0.000    0.000    0.000    0.000
  In excess of realized
  gains..................    0.000     0.000    0.000    0.000    0.000    0.000
  Tax return of capital
  distribution...........    0.000     0.000    0.000    0.000    0.000    0.000
                           -------   -------  -------  -------  -------  -------
  Total distributions....   (0.012)   (0.030)  (0.024)  (0.026)  (0.029)  (0.028)
                           -------   -------  -------  -------  -------  -------
Net asset value, end of
period...................  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                           =======   =======  =======  =======  =======  =======
Total return(2)..........     1.18%     3.03%    2.44%    2.67%    2.97%    2.82%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........  $38,474   $37,924  $39,316  $40,483  $44,751  $37,355
  Ratio of expenses to
  average net assets:(3)
    Before expense
    waivers and
    reimbursement........     0.90%     0.94%    0.95%    0.99%    0.97%    1.00%
    After expense waivers
    and reimbursement....     0.61%     0.63%    0.63%    0.67%    0.64%    0.63%
  Ratio of net investment
  income to average net
  assets(3)..............     2.37%     2.98%    2.41%    2.74%    2.94%    2.78%
  Portfolio turnover
  rate...................       --        --       --       --       --       --

(1)  Unaudited.
(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3)  Annualized when the period presented is less than one year.

50    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           National Municipal Money Fund                     U.S. Treasury Money Fund
                           June 30,                                          June 30,
                           2001(1)   2000    1999    1998    1997    1996    2001(1)   2000     1999     1998     1997     1996
Net asset value,
beginning of period......   $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            ------   ------  ------  ------  ------  ------  -------   -------  -------  -------  -------  -------

INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income
  (loss).................    0.013    0.035   0.027   0.029   0.030   0.029    0.021     0.052    0.040    0.045    0.046    0.046
  Net realized and
  unrealized gain on
  investments............    0.000    0.000   0.000   0.000   0.000   0.000    0.000     0.000    0.000    0.000    0.000    0.000
                            ------   ------  ------  ------  ------  ------  -------   -------  -------  -------  -------  -------
  Total from investment
  operations.............    0.013    0.035   0.027   0.029   0.030   0.029    0.021     0.052    0.040    0.045    0.046    0.046
                            ------   ------  ------  ------  ------  ------  -------   -------  -------  -------  -------  -------

LESS DISTRIBUTIONS:

  From net investment
  income.................   (0.013)  (0.035) (0.027) (0.029) (0.030) (0.029)  (0.021)   (0.052)  (0.040)  (0.045)  (0.046)  (0.046)
  From net capital
  gains..................    0.000    0.000   0.000   0.000   0.000   0.000    0.000     0.000    0.000    0.000    0.000    0.000
  In excess of realized
  gains..................    0.000    0.000   0.000   0.000   0.000   0.000    0.000     0.000    0.000    0.000    0.000    0.000
  Tax return of capital
  distribution...........    0.000    0.000   0.000   0.000   0.000   0.000    0.000     0.000    0.000    0.000    0.000    0.000
                            ------   ------  ------  ------  ------  ------  -------   -------  -------  -------  -------  -------
  Total distributions....   (0.013)  (0.035) (0.027) (0.029) (0.030) (0.029)  (0.021)   (0.052)  (0.040)  (0.045)  (0.046)  (0.046)
                            ------   ------  ------  ------  ------  ------  -------   -------  -------  -------  -------  -------
Net asset value, end of
period...................   $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            ======   ======  ======  ======  ======  ======  =======   =======  =======  =======  =======  =======
Total return(2)..........     1.35%    3.54%   2.67%   2.95%   3.09%   2.96%    2.10%     5.35%    4.02%    4.60%    4.73%    4.74%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of
  period (000's).........   $6,558   $5,117  $4,505  $5,464  $6,579  $7,514  $83,635   $81,925  $55,892  $58,186  $60,033  $65,479
  Ratio of expenses to
  average net assets:(3)
    Before expense
    waivers and
    reimbursement........     1.07%    1.52%   1.43%   1.35%   1.31%   1.32%    0.99%     1.02%    1.03%    1.02%    1.02%    1.02%
    After expense waivers
    and reimbursement....     0.70%    0.71%   0.70%   0.67%   0.68%   0.68%    0.73%     0.69%    0.60%    0.60%    0.62%    0.52%
  Ratio of net investment
  income to average net
  assets(3)..............     2.69%    3.48%   2.63%   2.91%   3.04%   2.92%    4.18%     5.24%    3.96%    4.49%    4.63%    4.63%
  Portfolio turnover
  rate...................       --       --      --      --      --      --       --        --       --       --       --       --

(1)  Unaudited.
(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3)  Annualized when the period presented is less than one year.

Notes to Financial Statements                          JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering thirteen portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified.

  The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is .55% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. INVESTMENT VALUATION: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

      Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the bid price.

      Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the counter market (but not including securities reported on the NASDAQ Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the last sales price on the valuation date.

--------------------------------------------------------------------------------

    b. SECURITY CREDIT RISK: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of June 30, 2001, Atlas Strategic Income Fund holds securities in default with an aggregate market value of $231,993, representing 0.25% of the Fund's net assets.

    c. MUNICIPAL BONDS OR NOTES WITH "PUTS": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

    d. VARIABLE RATE DEMAND NOTES: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

    e. FEDERAL INCOME TAXES: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

    f. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

    g. ALLOCATION OF EXPENSES, INCOME AND GAINS AND LOSSES: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

    h. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities (see note 1r. Change in Accounting Principle). Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Balanced Fund and the Atlas Growth and Income Fund, which are on a quarterly schedule, declare, pay and reinvest dividends annually. Income for the Atlas Balanced Fund, the Atlas Global Growth Fund and the Atlas Growth and Income Fund for the six months ended June 30, 2001 are net of foreign withholding taxes of $1,302, $104,705 and $2,314, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

    i. TO-BE-ANNOUNCED SECURITIES: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of June 30, 2001 amounted to $7,518,958 for Atlas Balanced Fund and $30,202,294 for Atlas Strategic Income Fund.

Notes to Financial Statements                          JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

    j. OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

    k. FORWARD CONTRACTS: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    l. REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

    m. DOLLAR ROLL TRANSACTIONS: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

    n. FOREIGN CURRENCY TRANSLATION: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

--------------------------------------------------------------------------------
       gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

    o. CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

    p. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    q. RECLASSIFICATIONS: Certain prior year amounts have been reclassified to conform to prior year presentation.

    r. CHANGE IN ACCOUNTING PRINCIPLE: As required, effective January 1, 2001, the Funds, where applicable, have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires amortizing discount or premium on debt securities using the interest method of computation. Prior to January 1, 2001, the involved Funds used other methods to compute amortization. The cumulative effect of this accounting change, summarized in the following table, had no impact on total net assets of the Funds, but resulted in changes in cost of securities and corresponding changes in net unrealized appreciation (depreciation), based on securities held by the Funds on January 1, 2001.

       The effects of this change on the Funds for the six months ended
       June 30, 2001 as to net investment income, net unrealized appreciation (depreciation) and net realized gains (losses) are also summarized below. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                           Effect of Change in Accounting Principle -- Increase (Decrease)
                           ------------------------------------------------------------------------
                           Cumulative                  For the Six Months
                           as of December 31, 2000     Ended June 30, 2001
                           --------------------------  --------------------------------------------
                                       Net Unrealized                  Net Unrealized
                           Cost of     Appreciation    Net Investment  Appreciation    Net Realized
                           Securities  (Depreciation)  Income          (Depreciation)  Gain (Loss)
                           ------------------------------------------------------------------------
Balanced Fund............   $   810    $       (810)   $      275      $        (2)    $       (273)
Growth and Income Fund...    11,153         (11,153)       (1,288)           1,288                0
California Municipal Bond
  Fund...................   142,716        (142,716)       22,281           (9,283)         (12,998)
National Municipal Bond
  Fund...................    22,899         (22,899)       13,665          (13,668)               3
Strategic Income Fund....   (85,851)         85,851       (23,184)         (27,154)          50,338

Notes to Financial Statements                          JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of June 30, 2001, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                                                                 California
                           Balanced  Emerging     Global Growth   Growth and   Strategic Growth  Municipal
                           Fund      Growth Fund  Fund            Income Fund  Fund              Bond Fund
                           ----------------------------------------------------------------------------------
Unrealized
  appreciation...........  $ 3,405   $    5,095   $  19,879       $   46,945   $         8,735   $      9,251
Unrealized
  depreciation...........  $(5,211)  $     (954)  $ (10,960)      $  (13,276)  $        (9,127)  $     (1,061)
                           ----------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation).........  $(1,806)  $    4,141   $   8,919       $   33,669   $          (392)  $      8,190
                           ==================================================================================
Cost of securities for
  federal income tax
  purposes...............  $54,071   $   21,542   $ 113,007       $  369,254   $       116,505   $    204,308
                           ==================================================================================

                           National                U.S. Government  California   National
                           Municipal  Strategic    and Mortgage     Municipal    Municipal         U.S. Treasury
                           Bond Fund  Income Fund  Securities Fund  Money Fund   Money Fund        Money Fund
                           -------------------------------------------------------------------------------------
Unrealized
  appreciation...........  $  2,995   $    1,903   $        1,826   $        0   $             0   $          0
Unrealized
  depreciation...........  $   (228)  $  (10,564)  $       (2,036)  $        0   $             0   $          0
                           -------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation).........  $  2,767   $   (8,661)  $         (210)  $        0   $             0   $          0
                           =====================================================================================
Cost of securities for
  federal income tax
  purposes...............  $ 58,618   $  138,975   $      209,061   $   40,077   $         6,515   $     83,678
                           -------------------------------------------------------------------------------------

3. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended June 30, 2001 and December 31, 2000 (in 000's):

                                           Emerging
                           Balanced Fund   Growth Fund   Global Growth Fund
                           --------------  ------------  ------------------
                           2001   2000     2001   2000   2001      2000
                           ------------------------------------------------
Sold.....................    398      966    168  1,013     521     4,050
Issued in reinvestment of
  dividends..............     32       86      0      0       0       436
Redeemed.................   (569)  (2,741)  (281)  (266)   (649)     (914)
                           ------------------------------------------------
Net increase
  (decrease).............   (139)  (1,689)  (113)  (747)   (128)    3,572
                           ================================================

                           Growth and
                           Income Fund       S&P 500 Index Fund  Strategic Growth Fund
                           ----------------  ------------------  ----------------------
                           2001     2000     2001     2000       2001        2000
                           ------------------------------------------------------------
Sold.....................      970    4,546   1,042      1,097        483       4,208
Issued in reinvestment of
  dividends..............       18    1,402       0          2          0          99
Redeemed.................   (1,479)  (1,981)   (186)       (33)      (972)       (792)
                           ------------------------------------------------------------
Net increase
  (decrease).............     (491)   3,967     856      1,066       (489)      3,515
                           ============================================================

                                                 National                          U.S. Government
                           California            Municipal Bond  Strategic         and Mortgage
                           Municipal Bond Fund   Fund            Income Fund       Securities Fund
                           --------------------  --------------  ----------------  ----------------
                           2001       2000       2001   2000     2001     2000     2001     2000
                           ------------------------------------------------------------------------
Sold.....................     2,170      2,610     943      638    6,916    8,184    4,255    2,064
Issued in reinvestment of
  dividends..............       304        582      87      168      343      571      374      750
Redeemed.................    (1,343)    (3,192)   (287)  (1,133)  (2,809)  (5,408)  (1,621)  (5,902)
                           ------------------------------------------------------------------------
Net increase
  (decrease).............     1,131          0     743     (327)   4,450    3,347    3,008   (3,088)
                           ========================================================================

--------------------------------------------------------------------------------

                           California Municipal Money  National Municipal  U.S. Treasury
                           Fund                        Money Fund          Money Fund
                           --------------------------  ------------------  ------------------
                           2001          2000          2001      2000      2001      2000
                           ------------------------------------------------------------------
Sold.....................      11,207        24,649      3,223     4,213     43,493    97,797
Issued in reinvestment of
  dividends..............         428         1,115         76       165      1,701     3,220
Redeemed.................     (11,085)      (27,157)    (1,858)   (3,766)   (43,489)  (74,980)
                           ------------------------------------------------------------------
Net increase
  (decrease).............         550        (1,393)     1,441       612      1,705    26,037
                           ==================================================================

4. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2001 were as follows (in 000's):

                                                                                         California
                           Balanced  Emerging     Global       Growth and   Strategic    Municipal
                           Fund      Growth Fund  Growth Fund  Income Fund  Growth Fund  Bond Fund
                           ------------------------------------------------------------------------
Purchases................  $32,186   $32,797      $32,970      $298,181     $90,050      $19,336
Sales....................  $32,492   $30,992      $40,072      $304,755     $74,307      $18,332
                           ------------------------------------------------------------------------

                           National                U.S. Government  California   National
                           Municipal  Strategic    and Mortgage     Municipal    Municipal    U.S. Treasury
                           Bond Fund  Income Fund  Securities Fund  Money Fund   Money Fund   Money Fund
                           --------------------------------------------------------------------------------
Purchases................  $15,558    $76,707      $37,904          $0           $0           $0
Sales....................  $10,291    $50,031      $16,472          $0           $0           $0
                           --------------------------------------------------------------------------------

 At June 30, 2001 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                           Expiring December 31,
                           --------------------------------------------------------
                           2001  2002   2003   2004    2005   2006   2007    2008

Balanced Fund............  $--   $  --  $  --  $   --  $  --  $  --  $   --  $2,028
Emerging Growth Fund.....  $--   $  --  $  --  $   --  $  --  $  --  $   --  $3,587
S&P 500 Index Fund.......  $--   $  --  $  --  $   --  $  --  $  --  $   --  $    3
California Municipal Bond
  Fund...................  $--   $  --  $  --  $   --  $  --  $  --  $  434  $  155
National Municipal Bond
  Fund...................  $--   $  --  $  --  $   --  $  --  $  --  $  480  $  130
Strategic Income Fund....  $--   $  --  $  --  $   --  $  --  $  --  $1,582  $  500
U.S. Government and
  Mortgage Securities
  Fund...................  $487  $5,195 $7,507 $1,491  $ 280  $  52  $  420  $1,546
U.S. Treasury Money
  Fund...................  $--   $  --  $  --  $   10  $   6  $   7  $    2  $    4

 Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money
Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc., to the Atlas Stock Funds and Atlas
Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers") and to the Master Portfolio, in which the S&P 500 Index Fund invests, by Barclays Global Fund Advisors (BGFA). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of
 .05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows:

Notes to Financial Statements                          JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund and Atlas S&P 500 Index Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; 80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Emerging Growth Fund and the Atlas Global Growth Fund; and
 .25% of assets up to $500 million and .23% of assets over $500 million for the Atlas S&P 500 Index Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each fund, payable on a quarterly basis.

  Due to voluntary expense waivers in effect during the period ended June 30, 2001, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. 12b-1 fees due the Distributor were reduced in the amount of $163,270. Management fees due the Adviser were reduced by $32,858. The Adviser also absorbed $24,389 of other Fund expenses during the period.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At June 30, 2001, Golden West Financial Corporation owned 115,723 shares in the Atlas Emerging Growth Fund, 1,000 shares in the Atlas S&P 500 Index Fund, 80,862 shares in the Atlas California Municipal Bond Fund and 45,162 shares in the Atlas National Municipal Bond Fund.

6. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at June 30, 2001 are as follows:

  The Balanced Fund has 16.72% in Federal National Mortgage Association bonds.

  The Emerging Growth Fund has 14.97% in computer software and 10.30% in electronics.

  The Strategic Growth Fund has 11.46% in health care/supplies and services.

  The California Municipal Bond Fund has 16.81% in transportation, 13.63% in lease revenue, 12.71% in water/sewer, 10.88% in general obligation bonds and 10.63% in prerefunded bonds.

  The National Municipal Bond Fund has 24.52% in general obligation bonds, 11.82% in public power and 11.91% in transportation.

--------------------------------------------------------------------------------

  The Strategic Income Fund has 34.83% in Federal National Mortgage Association bonds.

  The California Municipal Money Fund has 32.63% in housing, 20.55% in lease revenue, 13.30% in transportation and 10.40% in water/sewer.

  The National Municipal Money Fund has 31.26% in health, 17.43% in general obligation bonds and 12.20% in housing.

7. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of June 30, 2001 were as follows:

                                              Contract
                           Settlement         Amount          Valuation as  Unrealized
                           Date               (000's)         of 06/30/01   Gain (Loss)
                           ------------------------------------------------------------
Global Growth Fund:
Contracts to Purchase:
British Pound Sterling...  07/02/01               179    GBP  $   252,408   $    (1,102)
Euro.....................  07/02//01               36    EUR       30,785          (473)
Japanese Yen.............  07/02/01            14,316    JPY      114,773          (378)
                                                              ------------  -----------
                                                              $   397,966        (1,953)
                                                              ============  -----------
Contracts to Sell:
Japanese Yen.............  07/02//01            3,699    JPY  $    29,657            97
                                                              ============  -----------
Net unrealized loss......                                                   $    (1,856)
                                                                            ===========

                                              Contract
                           Settlement         Amount          Valuation as  Unrealized
                           Date               (000's)         of 06/30/01   Gain (Loss)
                           ------------------------------------------------------------
Strategic Income Fund:
Contracts to Purchase:
Australian Dollar........  07/25/01               365    AUD  $   185,998   $    (2,342)
Euro.....................  07/05/01-08/17/01    2,230    EUR    1,887,901       (26,879)
Japanese Yen.............  07/05/01-09/17/01   48,180    JPY      388,188       (26,120)
                                                              ------------  -----------
                                                              $ 2,462,087       (55,341)
                                                              ============  -----------
Contracts to Sell:
British Pound Sterling...  11/21/2001             520    GBP  $   729,606        10,323
Canadian Dollar..........  07/23/2001              50    CAD       32,956          (335)
Euro.....................  07/11/01-08/17/01    3,040    EUR    2,573,059        88,896
Japanese Yen.............  07/05/01-12/17/01  133,990    JPY    1,083,227        70,597
Norwegian Krone..........  07/05/01             2,835    NOK      303,690           137
                                                              ------------  -----------
                                                              $ 4,722,538       169,618
                                                              ============  -----------
Net unrealized gain......                                                   $   114,277
                                                                            ===========

8. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Notes to Financial Statements                          JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of June 30, 2001, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                            Number of
                                Expiration  Futures                  Unrealized
                                Date        Contracts  Valuation     Appreciation
                                -------------------------------------------------
Contracts to Purchase:
U.S. Treasury Notes...........  09/01          15      $  1,549,500  $      6,359
German Federal Government
  Bonds.......................  09/01          22      $  2,271,820         1,525
                                                                     ------------
Net unrealized gain...........                                       $      7,884
                                                                     ============

9. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the

--------------------------------------------------------------------------------
Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

  Written option transactions in the Funds for the six months ended June 30, 2001 were as follows:

                                Call Options          Put Options
                                --------------------  --------------------
                                Number of  Amount of  Number of  Amount of
                                Options    Premiums   Options    Premiums
                                ------------------------------------------
Strategic Income Fund:
Options outstanding at
  December 31, 2000...........    1,000    $  3,100     10,600   $  12,521
Options written...............    9,350      11,555      2,900       8,475
Options closed or expired.....   (8,850)    (12,405)   (13,500)    (20,996)
Options exercised.............        0           0          0           0
                                ---------  ---------  ---------  ---------
Options outstanding at
  June 30, 2001...............    1,500    $  2,250          0   $       0
                                =========  =========  =========  =========

10. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At June 30, 2001, the value of illiquid securities and the resulting percentage of net assets amounted to $4,451,426 or 4.73% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

S&P 500 Index Master Portfolio
Schedule of Investments                                JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                shares         value
                                                              -----------  --------------

COMMON STOCKS - 99.21%
  Advertising - 0.30%
   Interpublic Group of Companies Inc.*.....................       97,941  $    2,874,567
   Omnicom Group Inc........................................       48,379       4,160,594
   TMP Worldwide Inc.+*.....................................       27,852       1,646,332
                                                                           --------------
                                                                                8,681,493
                                                                           --------------
  Aerospace/Defense - 1.21%
   Boeing Co................................................      227,866      12,669,350
   General Dynamics Corp....................................       52,488       4,084,091
   Goodrich (B.F.) Co.......................................       27,017       1,026,106
   Lockheed Martin Corp.....................................      113,397       4,201,359
   Northrop Grumman Corp....................................       22,291       1,785,509
   Raytheon Co.+............................................       92,881       2,465,991
   United Technologies Corp.................................      122,995       9,010,614
                                                                           --------------
                                                                               35,243,020
                                                                           --------------
  Airlines - 0.24%
   AMR Corp.+...............................................       40,100       1,448,813
   Delta Air Lines Inc......................................       32,167       1,417,921
   Southwest Airlines Co....................................      198,966       3,678,881
   U.S. Airways Group Inc.+*................................       17,482         424,813
                                                                           --------------
                                                                                6,970,428
                                                                           --------------
  Apparel - 0.18%
   Liz Claiborne Inc........................................       13,716         691,972
   Nike Inc. "B"............................................       70,828       2,974,068
   Reebok International Ltd.+*..............................       15,320         489,474
   VF Corp..................................................       29,202       1,062,369
                                                                           --------------
                                                                                5,217,883
                                                                           --------------
  Auto Manufacturers - 0.77%
   Ford Motor Company.......................................      477,879      11,731,929
   General Motors Corp. "A".................................      143,244       9,217,751
   Navistar International Corp.+............................       15,557         437,618
   PACCAR Inc...............................................       19,982       1,027,474
                                                                           --------------
                                                                               22,414,772
                                                                           --------------
  Auto Parts & Equipment - 0.23%
   Cooper Tire & Rubber Co..................................       18,913         268,565
   Dana Corp................................................       38,635         901,741
   Delphi Automotive Systems Corp...........................      146,265       2,330,001
   Goodyear Tire & Rubber Co................................       41,489       1,161,692
   TRW Inc..................................................       32,628       1,337,748
   Visteon Corp.............................................       34,164         627,934
                                                                           --------------
                                                                                6,627,681
                                                                           --------------
  Banks - 6.78%
   AmSouth Bancorp..........................................       96,746       1,788,834
   Bank of America Corp.....................................      418,667      25,132,580
   Bank of New York Co. Inc.................................      192,093       9,220,464
   Bank One Corp............................................      304,355      10,895,909
   BB&T Corp................................................      106,394       3,904,660
   Charter One Financial Inc................................       53,955       1,721,165
   Comerica Inc.............................................       46,658       2,687,501
   Fifth Third Bancorp......................................      150,337       9,027,737
   First Union Corp.........................................      256,266       8,953,934
   FleetBoston Financial Corp...............................      282,898      11,160,326
   Golden West Financial Corp...............................       41,399       2,659,472
   Huntington Bancshares Inc................................       65,592       1,072,429
   JP Morgan Chase & Co.....................................      518,496      23,124,922
   KeyCorp..................................................      110,861       2,887,929
   Mellon Financial Corp....................................      124,665       5,734,590
                                                                shares         value
                                                              -----------  --------------

   National City Corp.......................................      156,860  $    4,828,151
   Northern Trust Corp......................................       58,096       3,631,000
   PNC Financial Services Group.............................       75,499       4,967,079
   Regions Financial Corp...................................       59,452       1,902,464
   SouthTrust Corp..........................................       88,821       2,309,346
   State Street Corp........................................       84,956       4,204,472
   SunTrust Banks Inc.......................................       76,281       4,941,483
   Synovus Financial Corp...................................       75,779       2,377,945
   U.S. Bancorp.............................................      497,747      11,343,654
   Union Planters Corp......................................       35,846       1,562,886
   Wachovia Corp............................................       54,927       3,908,056
   Washington Mutual Inc.*..................................      229,239       8,607,924
   Wells Fargo & Company....................................      448,205      20,810,158
   Zions Bancorp............................................       24,100       1,421,900
                                                                           --------------
                                                                              196,788,970
                                                                           --------------
  Beverages - 2.09%
   Anheuser-Busch Companies Inc.............................      234,402       9,657,362
   Brown-Forman Corp. "B"...................................       17,884       1,143,503
   Coca-Cola Co.............................................      649,708      29,236,860
   Coca-Cola Enterprises Inc.*..............................      109,739       1,794,233
   Coors (Adolf) Company "B"................................        9,718         487,649
   Pepsi Bottling Group Inc.................................       37,542       1,505,434
   PepsiCo Inc..............................................      382,411      16,902,566
                                                                           --------------
                                                                               60,727,607
                                                                           --------------
  Biotechnology - 0.73%
   Amgen Inc.+..............................................      272,493      16,534,875
   Biogen Inc.+.............................................       38,750       2,106,450
   Chiron Corp.+............................................       49,618       2,530,518
                                                                           --------------
                                                                               21,171,843
                                                                           --------------
  Building Materials - 0.15%
   Masco Corp.*.............................................      120,136       2,998,595
   Vulcan Materials Co......................................       26,363       1,417,011
                                                                           --------------
                                                                                4,415,606
                                                                           --------------
  Chemicals - 1.20%
   Air Products & Chemicals Inc.............................       59,545       2,724,184
   Ashland Inc..............................................       18,177         728,898
   Dow Chemical Co..........................................      234,396       7,793,667
   Du Pont (E.I.) de Nemours*...............................      272,376      13,139,418
   Eastman Chemical Co......................................       20,151         959,792
   Engelhard Corp...........................................       34,119         879,929
   Great Lakes Chemical Corp.*..............................       13,132         405,122
   Hercules Inc.*...........................................       28,165         318,264
   PPG Industries Inc.*.....................................       43,949       2,310,399
   Praxair Inc..............................................       41,919       1,970,193
   Rohm & Haas Co. "A"......................................       57,468       1,890,697
   Sherwin-Williams Co......................................       40,888         907,714
   Sigma-Aldrich Corp.......................................       19,789         764,251
                                                                           --------------
                                                                               34,792,528
                                                                           --------------
  Commercial Services - 0.85%
   Block (H & R) Inc........................................       23,889       1,542,035
   Cendant Corp.+...........................................      222,468       4,338,126
   Concord EFS Inc.+*.......................................       61,802       3,214,322
   Convergys Corp.+.........................................       44,635       1,350,209
   Deluxe Corp..............................................       18,437         532,829
   Donnelley (R.R.) & Sons Co...............................       30,624         909,533
   Ecolab Inc...............................................       33,295       1,364,096
   Equifax Inc..............................................       37,413       1,372,309
   McKesson HBOC Inc........................................       74,358       2,760,169

62    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                shares         value
                                                              -----------  --------------

   Moody's Corp.............................................       41,140  $    1,378,190
   Paychex Inc..............................................       97,498       3,899,920
   Quintiles Transnational Corp.+*..........................       30,484         769,721
   Robert Half International Inc.+..........................       45,785       1,139,589
                                                                           --------------
                                                                               24,571,048
                                                                           --------------
  Computers - 6.27%
   Apple Computer Inc.+.....................................       91,139       2,118,982
   Cisco Systems Inc.+......................................    1,911,575      34,790,665
   Compaq Computer Corp.....................................      441,192       6,759,061
   Computer Sciences Corp.+.................................       44,073       1,524,926
   Dell Computer Corp.+.....................................      679,386      17,765,944
   Electronic Data Systems Corp.............................      122,223       7,638,937
   EMC Corp.+...............................................      576,448      16,745,814
   Gateway Inc.+............................................       84,327       1,387,179
   Hewlett-Packard Co.......................................      507,403      14,511,726
   International Business Machines Corp.....................      453,819      51,508,456
   Lexmark International Group Inc. "A"+....................       33,532       2,255,027
   NCR Corp.+...............................................       25,229       1,185,763
   Network Appliance Inc.+..................................       85,038       1,165,021
   Palm Inc.+...............................................      148,117         899,070
   Sapient Corp.+*..........................................       32,073         312,712
   Sun Microsystems Inc.+...................................      850,638      13,372,029
   Unisys Corp.+............................................       82,709       1,216,649
   Veritas Software Corp.+*.................................      103,774       6,904,084
                                                                           --------------
                                                                              182,062,045
                                                                           --------------
  Cosmetics/Personal Care - 1.72%
   Alberto-Culver Co. "B"*..................................       14,732         619,333
   Avon Products Inc........................................       61,967       2,867,833
   Colgate-Palmolive Co.....................................      146,576       8,646,518
   Gillette Co..............................................      275,387       7,983,469
   International Flavors & Fragrances Inc...................       24,994         628,099
   Kimberly-Clark Corp......................................      139,053       7,773,063
   Procter & Gamble Co......................................      338,244      21,579,967
                                                                           --------------
                                                                               50,098,282
                                                                           --------------
  Distribution/Wholesale - 0.25%
   Costco Wholesale Corp.+..................................      117,493       4,826,612
   Genuine Parts Co.........................................       44,958       1,416,177
   Grainger (W.W.) Inc......................................       24,840       1,022,414
                                                                           --------------
                                                                                7,265,203
                                                                           --------------
  Diversified Financial Services - 6.73%
   American Express Co......................................      345,532      13,406,642
   Bear Stearns Companies Inc...............................       27,394       1,615,424
   Capital One Financial Corp...............................       54,473       3,268,380
   Citigroup Inc............................................    1,313,389      69,399,475
   Countrywide Credit Industries Inc........................       30,908       1,418,059
   Fannie Mae...............................................      261,232      22,243,905
   Franklin Resources Inc...................................       69,113       3,163,302
   Freddie Mac..............................................      180,858      12,660,060
   Household International Inc..............................      121,134       8,079,638
   Lehman Brothers Holdings Inc.............................       64,355       5,003,601
   MBNA Corp................................................      222,497       7,331,276
   Merrill Lynch & Co. Inc..................................      219,228      12,989,259
   Morgan Stanley Dean Witter & Co..........................      290,663      18,669,284
   Providian Financial Corp.................................       74,600       4,416,320
   Schwab (Charles) Corp....................................      362,018       5,538,875
   Stilwell Financial Inc...................................       57,232       1,920,706
                                                                shares         value
                                                              -----------  --------------

   T Rowe Price Group Inc...................................       32,152  $    1,202,163
   USA Education Inc........................................       42,563       3,107,099
                                                                           --------------
                                                                              195,433,468
                                                                           --------------
  Electric - 2.67%
   AES Corp.+...............................................      139,003       5,984,079
   Allegheny Energy Inc.....................................       32,573       1,571,647
   Ameren Corp..............................................       35,804       1,528,831
   American Electric Power Inc..............................       84,134       3,884,467
   Calpine Corp.+...........................................       77,981       2,947,682
   Cinergy Corp.............................................       41,565       1,452,697
   CMS Energy Corp..........................................       34,506         960,992
   Consolidated Edison Inc.*................................       55,399       2,204,880
   Constellation Energy Group Inc...........................       42,780       1,822,428
   Dominion Resources Inc...................................       64,592       3,883,917
   DTE Energy Co............................................       43,026       1,998,127
   Duke Energy Corp.........................................      201,600       7,864,416
   Edison International.....................................       85,102         948,887
   Entergy Corp.............................................       57,687       2,214,604
   Exelon Corp..............................................       83,738       5,369,281
   FirstEnergy Corp.........................................       58,550       1,882,968
   FPL Group Inc............................................       45,913       2,764,422
   GPU Inc.*................................................       31,246       1,098,297
   Mirant Corp.+............................................       88,663       3,050,007
   Niagara Mohawk Holdings Inc.+............................       41,887         740,981
   NiSource Inc.............................................       53,972       1,475,055
   PG&E Corp................................................      101,120       1,132,544
   Pinnacle West Capital Corp...............................       22,133       1,049,104
   PPL Corp.................................................       38,144       2,097,920
   Progress Energy Inc......................................       53,782       2,415,887
   Public Service Enterprise Group Inc......................       54,362       2,658,302
   Reliant Energy Inc.......................................       77,664       2,501,557
   Southern Co.*............................................      178,923       4,159,960
   TXU Corporation..........................................       67,048       3,231,043
   Xcel Energy Inc..........................................       89,678       2,551,339
                                                                           --------------
                                                                               77,446,321
                                                                           --------------
  Electrical Components & Equipment - 0.34%
   American Power Conversion Corp.+.........................       50,944         802,368
   Emerson Electric Co......................................      111,955       6,773,277
   Molex Inc................................................       51,057       1,865,112
   Power-One Inc.+*.........................................       20,585         342,534
                                                                           --------------
                                                                                9,783,291
                                                                           --------------
  Electronics - 0.68%
   Agilent Technologies Inc.+...............................      119,346       3,878,745
   Applera Corp. - Applied Biosystems Group.................       55,191       1,476,359
   Jabil Circuit Inc.+......................................       49,990       1,542,691
   Johnson Controls Inc.....................................       22,642       1,640,866
   Millipore Corp...........................................       12,295         762,044
   Parker Hannifin Corp.....................................       30,501       1,294,462
   PerkinElmer Inc..........................................       26,356         725,581
   Sanmina Corp.+...........................................       83,492       1,954,548
   Solectron Corp.+.........................................      170,650       3,122,895
   Symbol Technologies Inc..................................       59,175       1,313,685
   Tektronix Inc.+..........................................       24,459         664,062
   Thermo Electron Corp.+...................................       47,350       1,042,647
   Thomas & Betts Corp......................................       15,234         336,214
                                                                           --------------
                                                                               19,754,799
                                                                           --------------

S&P 500 Index Master Portfolio
Schedule of Investments                                JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                shares         value
(continued)                                                   -----------  --------------

  Engineering & Construction - 0.03%
   Fluor Corp...............................................       20,739  $      936,366
                                                                           --------------
                                                                                  936,366
                                                                           --------------
  Environmental Control - 0.21%
   Allied Waste Industries Inc.+............................       51,523         962,450
   Waste Management Inc.....................................      163,335       5,033,985
                                                                           --------------
                                                                                5,996,435
                                                                           --------------
  Food - 2.14%
   Albertson's Inc..........................................      105,829       3,173,812
   Archer-Daniels-Midland Co................................      165,087       2,146,131
   Campbell Soup Co.*.......................................      106,603       2,745,027
   ConAgra Foods Inc........................................      140,289       2,779,125
   General Mills Inc........................................       74,308       3,253,204
   Heinz (H.J.) Co..........................................       91,013       3,721,522
   Hershey Foods Corp.......................................       35,670       2,201,196
   Kellogg Co...............................................      105,969       3,073,101
   Kroger Co.+..............................................      211,792       5,294,800
   Quaker Oats Co...........................................       34,534       3,151,227
   Ralston Purina Group.....................................       80,940       2,429,819
   Safeway Inc.+............................................      132,023       6,337,104
   Sara Lee Corp............................................      205,416       3,890,579
   SUPERVALU Inc............................................       34,594         607,125
   Sysco Corp...............................................      175,650       4,768,897
   Unilever NV - NY Shares..................................      149,318       8,894,873
   Winn-Dixie Stores Inc....................................       36,719         959,467
   Wrigley (William Jr.) Co.................................       58,995       2,763,916
                                                                           --------------
                                                                               62,190,925
                                                                           --------------
  Forest Products & Paper - 0.49%
   Boise Cascade Corp.......................................       15,025         528,429
   Georgia-Pacific Corp.....................................       58,985       1,996,642
   International Paper Co...................................      126,169       4,504,233
   Louisiana-Pacific Corp...................................       27,212         319,197
   Mead Corp................................................       25,906         703,089
   Potlatch Corp............................................        7,411         255,013
   Temple-Inland Inc........................................       12,872         685,949
   Westvaco Corp............................................       26,296         638,730
   Weyerhaeuser Co..........................................       56,241       3,091,568
   Willamette Industries Inc................................       28,633       1,417,333
                                                                           --------------
                                                                               14,140,183
                                                                           --------------
  Gas - 0.13%
   KeySpan Corp.............................................       35,903       1,309,741
   NICOR Inc................................................       11,892         463,550
   ONEOK Inc................................................       15,548         306,296
   Peoples Energy Corp......................................        9,275         372,855
   Sempra Energy............................................       53,763       1,469,880
                                                                           --------------
                                                                                3,922,322
                                                                           --------------
  Hand/Machine Tools - 0.07%
   Black & Decker Corp......................................       21,226         837,578
   Snap-On Inc..............................................       15,133         365,613
   Stanley Works (The)......................................       22,248         931,524
                                                                           --------------
                                                                                2,134,715
                                                                           --------------
  Health Care - 3.36%
   Aetna Inc.+..............................................       37,184         961,950
   Bard (C.R.) Inc..........................................       13,226         753,221
   Bausch & Lomb Inc........................................       14,037         508,701
   Baxter International Inc.................................      154,738       7,582,162
                                                                shares         value
                                                              -----------  --------------

   Becton Dickinson & Co....................................       67,306  $    2,408,882
   Biomet Inc...............................................       46,698       2,244,306
   Boston Scientific Corp.+.................................      104,892       1,783,164
   Guidant Corp.+...........................................       80,191       2,886,876
   HCA - The Healthcare Company.............................      140,408       6,345,038
   Healthsouth Corp.+.......................................      101,815       1,625,986
   Humana Inc.+.............................................       44,427         437,606
   Johnson & Johnson........................................      790,906      39,545,300
   Manor Care Inc.+.........................................       26,849         852,456
   Medtronic Inc............................................      315,673      14,524,115
   St. Jude Medical Inc.+...................................       22,370       1,342,200
   Stryker Corp.*...........................................       51,231       2,810,020
   Tenet Healthcare Corp.+..................................       84,700       4,369,673
   UnitedHealth Group Inc...................................       82,854       5,116,234
   Wellpoint Health Networks Inc.+..........................       16,495       1,554,489
                                                                           --------------
                                                                               97,652,379
                                                                           --------------
  Home Builders - 0.05%
   Centex Corp..............................................       15,535         633,051
   KB HOME*.................................................       11,604         350,093
   Pulte Corp.*.............................................       10,968         467,566
                                                                           --------------
                                                                                1,450,710
                                                                           --------------
  Home Furnishings - 0.10%
   Leggett & Platt Inc......................................       51,298       1,130,095
   Maytag Corp..............................................       19,864         581,221
   Whirlpool Corp...........................................       17,442       1,090,125
                                                                           --------------
                                                                                2,801,441
                                                                           --------------
  Household Products/Wares - 0.25%
   American Greetings Corp. "A".............................       16,574         182,314
   Avery Dennison Corp......................................       28,772       1,468,811
   Clorox Co................................................       61,731       2,089,594
   Fortune Brands Inc.......................................       39,901       1,530,602
   Newell Rubbermaid Inc....................................       69,672       1,748,767
   Tupperware Corp..........................................       15,152         355,011
                                                                           --------------
                                                                                7,375,099
                                                                           --------------
  Insurance - 4.40%
   AFLAC Inc................................................      137,328       4,324,459
   Allstate Corp............................................      189,181       8,322,072
   Ambac Financial Group Inc................................       27,624       1,607,717
   American General Corp....................................      130,394       6,056,801
   American International Group Inc.........................      608,833      52,359,638
   AON Corp.................................................       68,392       2,393,702
   Chubb Corp...............................................       45,792       3,545,675
   CIGNA Corp...............................................       39,069       3,743,592
   Cincinnati Financial Corp................................       42,017       1,659,671
   Conseco Inc.+*...........................................       88,190       1,203,793
   Hancock (John) Financial Services Inc....................       80,400       3,236,904
   Hartford Financial Services Group Inc....................       61,906       4,234,370
   Jefferson-Pilot Corp.....................................       39,767       1,921,541
   Lincoln National Corp....................................       49,079       2,539,838
   Loews Corp...............................................       51,554       3,321,624
   Marsh & McLennan Companies Inc...........................       71,963       7,268,263
   MBIA Inc.................................................       38,735       2,156,765
   MetLife Inc.*............................................      195,816       6,066,380
   MGIC Investment Corp.....................................       27,943       2,029,780
   Progressive Corporation*.................................       19,287       2,607,410
   SAFECO Corp.*............................................       33,387         984,916
   St. Paul Companies Inc...................................       55,990       2,838,133

64    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                shares         value
                                                              -----------  --------------

   Torchmark Corp...........................................       32,755  $    1,317,079
   UNUMProvident Corp.......................................       63,061       2,025,519
                                                                           --------------
                                                                              127,765,642
                                                                           --------------
  Iron/Steel - 0.06%
   Allegheny Technologies Inc...............................       20,996         379,818
   Nucor Corp.*.............................................       20,235         989,289
   USX-U.S. Steel Group Inc.................................       23,155         466,573
                                                                           --------------
                                                                                1,835,680
                                                                           --------------
  Leisure Time - 0.37%
   Brunswick Corp...........................................       22,892         550,095
   Carnival Corp. "A"*......................................      152,704       4,688,013
   Harley-Davidson Inc.*....................................       79,016       3,720,073
   Sabre Holdings Corp.+....................................       34,697       1,734,850
                                                                           --------------
                                                                               10,693,031
                                                                           --------------
  Lodging - 0.25%
   Harrah's Entertainment Inc.+*............................       30,586       1,079,686
   Hilton Hotels Corp.......................................       96,328       1,117,405
   Marriott International Inc. "A"*.........................       63,694       3,015,274
   Starwood Hotels & Resorts Worldwide Inc..................       51,893       1,934,571
                                                                           --------------
                                                                                7,146,936
                                                                           --------------
  Machinery - 0.45%
   Caterpillar Inc.*........................................       89,630       4,485,982
   Cummins Engine Company Inc...............................       10,782         417,263
   Deere & Co...............................................       61,293       2,319,940
   Dover Corp...............................................       53,058       1,997,634
   Ingersoll-Rand Co........................................       41,754       1,720,265
   McDermott International Inc.+............................       15,988         186,260
   Rockwell International Corp..............................       47,722       1,819,163
                                                                           --------------
                                                                               12,946,507
                                                                           --------------
  Manufacturers - 6.58%
   Cooper Industries Inc....................................       24,458         968,292
   Crane Co.................................................       15,562         482,422
   Danaher Corp.............................................       37,252       2,086,112
   Eastman Kodak Co.........................................       75,754       3,536,197
   Eaton Corp...............................................       17,965       1,259,347
   FMC Corp.+...............................................        8,132         557,530
   General Electric Co......................................    2,594,421     126,478,024
   Honeywell International Inc..............................      211,381       7,396,221
   Illinois Tool Works Inc..................................       79,417       5,027,096
   ITT Industries Inc.......................................       23,004       1,017,927
   Minnesota Mining & Manufacturing Co......................      103,419      11,800,108
   National Service Industries Inc..........................       10,722         241,996
   Pall Corp................................................       32,034         753,760
   Textron Inc..............................................       36,802       2,025,582
   Tyco International Ltd...................................      505,798      27,565,991
                                                                           --------------
                                                                              191,196,605
                                                                           --------------
  Media - 4.81%
   AOL Time Warner Inc.+....................................    1,157,191      61,331,123
   Clear Channel Communications Inc.+.......................      153,470       9,622,569
   Comcast Corp. "A"+*......................................      246,819      10,711,945
   Dow Jones & Co. Inc......................................       22,553       1,346,640
   Gannett Co. Inc..........................................       69,043       4,549,934
   Knight Ridder Inc.*......................................       19,123       1,133,994
   McGraw-Hill Companies Inc................................       50,958       3,370,872
   Meredith Corp............................................       13,021         466,282
   New York Times Co. "A"...................................       41,546       1,744,932
                                                                shares         value
                                                              -----------  --------------

   Tribune Co...............................................       77,938  $    3,118,299
   Univision Communications Inc.+*..........................       54,444       2,329,114
   Viacom Inc. "B"+.........................................      464,971      24,062,249
   Walt Disney Co. (The)....................................      545,887      15,770,675
                                                                           --------------
                                                                              139,558,628
                                                                           --------------
  Metal Fabricate/Hardware - 0.02%
   Timken Co................................................       15,717         266,246
   Worthington Industries Inc...............................       22,321         303,566
                                                                           --------------
                                                                                  569,812
                                                                           --------------
  Mining - 0.63%
   Alcan Aluminum Ltd.......................................       83,398       3,504,384
   Alcoa Inc................................................      225,401       8,880,799
   Barrick Gold Corp.*......................................      103,465       1,567,495
   Freeport-McMoRan Copper & Gold Inc.+.....................       37,642         415,944
   Homestake Mining Company.................................       68,841         533,518
   Inco Ltd.+*..............................................       47,516         820,126
   Newmont Mining Corp.*....................................       51,059         950,208
   Phelps Dodge Corp........................................       20,579         854,029
   Placer Dome Inc..........................................       85,587         838,753
                                                                           --------------
                                                                               18,365,256
                                                                           --------------
  Office/Business Equipment - 0.15%
   Pitney Bowes Inc.........................................       64,454       2,714,802
   Xerox Corp.*.............................................      181,306       1,735,098
                                                                           --------------
                                                                                4,449,900
                                                                           --------------
  Oil & Gas Producers - 6.07%
   Amerada Hess Corp.*......................................       23,284       1,881,347
   Anadarko Petroleum Corp..................................       65,430       3,535,183
   Apache Corp..............................................       32,782       1,663,687
   Burlington Resources Inc.................................       55,266       2,207,877
   Chevron Corp.*...........................................      167,504      15,159,112
   Conoco Inc. "B"..........................................      163,165       4,715,469
   Devon Energy Corp........................................       33,771       1,772,978
   EOG Resources Inc........................................       30,255       1,075,565
   Exxon Mobil Corp.........................................      901,049      78,706,630
   Kerr-McGee Corp.*........................................       24,731       1,638,923
   Kinder Morgan Inc.*......................................       29,907       1,502,827
   Nabors Industries Inc.+..................................       38,359       1,426,955
   Noble Drilling Corp.+....................................       35,019       1,146,872
   Occidental Petroleum Corp................................       96,801       2,573,939
   Phillips Petroleum Co.*..................................       66,812       3,808,284
   Rowan Companies Inc.+....................................       24,664         545,074
   Royal Dutch Petroleum Co. - NY Shares....................      560,016      32,632,132
   Sunoco Inc...............................................       21,877         801,355
   Texaco Inc...............................................      143,946       9,586,804
   Tosco Corp...............................................       40,325       1,776,316
   Transocean Sedco Forex Inc...............................       83,050       3,425,812
   Unocal Corp..............................................       63,561       2,170,608
   USX-Marathon Group Inc...................................       80,625       2,379,244
                                                                           --------------
                                                                              176,132,993
                                                                           --------------
  Oil & Gas Services - 0.51%
   Baker Hughes Inc.........................................       87,633       2,935,706
   Halliburton Co...........................................      112,077       3,989,941
   Schlumberger Ltd.........................................      149,703       7,881,863
                                                                           --------------
                                                                               14,807,510
                                                                           --------------
  Packaging & Containers - 0.08%
   Ball Corp................................................        7,185         341,719

S&P 500 Index Master Portfolio
Schedule of Investments                                JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                shares         value
(continued)                                                   -----------  --------------

   Bemis Co.................................................       13,783  $      553,663
   Pactiv Corp.+............................................       41,478         555,805
   Sealed Air Corp.+........................................       21,871         814,695
                                                                           --------------
                                                                                2,265,882
                                                                           --------------
  Pharmaceuticals - 8.35%
   Abbott Laboratories......................................      404,578      19,423,790
   Allergan Inc.............................................       34,399       2,941,115
   American Home Products Corp..............................      343,333      20,064,381
   Bristol-Myers Squibb Co..................................      507,569      26,545,859
   Cardinal Health Inc......................................      116,481       8,037,189
   Forest Laboratories Inc. "A"+............................       46,030       3,268,130
   King Pharmaceuticals Inc.+...............................       44,777       2,406,764
   Lilly (Eli) and Company..................................      293,575      21,724,550
   MedImmune Inc.+..........................................       55,612       2,624,886
   Merck & Co. Inc..........................................      598,866      38,273,526
   Pfizer Inc...............................................    1,648,849      66,036,402
   Pharmacia Corporation....................................      339,763      15,612,110
   Schering-Plough Corp.....................................      382,092      13,847,014
   Watson Pharmaceuticals Inc.+*............................       27,626       1,702,867
                                                                           --------------
                                                                              242,508,583
                                                                           --------------
  Pipelines - 0.85%
   Dynegy Inc. "A"*.........................................       85,188       3,961,242
   El Paso Corp.............................................      133,005       6,988,083
   Enron Corp...............................................      194,897       9,549,953
   Williams Companies Inc...................................      126,578       4,170,745
                                                                           --------------
                                                                               24,670,023
                                                                           --------------
  Retail - 6.01%
   AutoZone Inc.+...........................................       29,204       1,095,135
   Bed Bath & Beyond Inc.+..................................       75,389       2,261,670
   Best Buy Co. Inc.+.......................................       54,673       3,472,829
   Big Lots Inc.+...........................................       29,561         404,394
   Circuit City Stores Inc..................................       54,305         977,490
   CVS Corp.................................................      102,759       3,966,497
   Darden Restaurants Inc...................................       30,796         859,208
   Dillards Inc. "A"........................................       22,203         339,040
   Dollar General Corp......................................       86,375       1,684,313
   Federated Department Stores Inc.+........................       51,656       2,195,380
   Gap Inc. (The)...........................................      224,537       6,511,573
   Home Depot Inc...........................................      609,566      28,375,297
   Kmart Corp.+.............................................      127,946       1,467,541
   Kohls Corp.+*............................................       87,047       5,460,458
   Limited Inc..............................................      111,368       1,839,799
   Longs Drug Stores Corp...................................        9,872         212,742
   Lowe's Companies Inc.....................................      100,467       7,288,881
   May Department Stores Co.................................       78,033       2,673,411
   McDonald's Corp..........................................      337,759       9,139,759
   Nordstrom Inc.*..........................................       34,923         647,822
   Office Depot Inc.+.......................................       77,712         806,651
   Penney (J.C.) Company Inc................................       68,729       1,811,696
   RadioShack Corp..........................................       48,398       1,476,139
   Sears, Roebuck and Co....................................       85,831       3,631,510
   Staples Inc.+............................................      119,158       1,905,336
   Starbucks Corp.+*........................................       99,252       2,282,796
   Target Corp..............................................      234,809       8,124,391
   Tiffany & Co.............................................       38,106       1,380,199
   TJX Companies Inc........................................       73,220       2,333,521
   Toys R Us Inc.+..........................................       51,612       1,277,397
   Tricon Global Restaurants Inc.+*.........................       38,380       1,684,882
                                                                shares         value
                                                              -----------  --------------

   Walgreen Co..............................................      265,861  $    9,079,153
   Wal-Mart Stores Inc......................................    1,167,779      56,987,615
   Wendy's International Inc................................       29,717         758,972
                                                                           --------------
                                                                              174,413,497
                                                                           --------------
  Semiconductors - 4.13%
   Advanced Micro Devices Inc.+.............................       89,839       2,594,550
   Altera Corp.+............................................      101,029       2,929,841
   Analog Devices Inc.+.....................................       93,963       4,063,900
   Applied Materials Inc.+..................................      212,353      10,426,532
   Applied Micro Circuits Corp.*............................       78,532       1,350,750
   Broadcom Corp. "A"+......................................       67,908       2,903,746
   Conexant Systems Inc.+...................................       64,496         577,239
   Intel Corp...............................................    1,756,485      51,377,186
   KLA-Tencor Corp.+*.......................................       48,467       2,833,865
   Linear Technology Corp...................................       83,071       3,673,400
   LSI Logic Corp.+*........................................       94,374       1,774,231
   Maxim Integrated Products Inc.+..........................       85,778       3,792,245
   Micron Technology Inc.+..................................      155,730       6,400,503
   National Semiconductor Corp.+............................       45,276       1,318,437
   Novellus Systems Inc.+...................................       37,254       2,115,655
   QLogic Corp.+............................................       24,098       1,553,116
   Teradyne Inc.+...........................................       45,539       1,507,341
   Texas Instruments Inc....................................      453,427      14,282,951
   Vitesse Semiconductor Corp.+*............................       47,843       1,006,617
   Xilinx Inc.+.............................................       86,853       3,581,818
                                                                           --------------
                                                                              120,063,923
                                                                           --------------
  Software - 6.21%
   Adobe Systems Inc........................................       62,425       2,933,975
   Autodesk Inc.............................................       14,097         525,818
   Automatic Data Processing Inc............................      163,084       8,105,275
   BMC Software Inc.+.......................................       63,650       1,434,671
   BroadVision Inc.+........................................       71,430         357,150
   Citrix Systems Inc.+*....................................       48,207       1,682,424
   Computer Associates International Inc....................      150,496       5,417,856
   Compuware Corp.+.........................................       96,058       1,343,851
   First Data Corp..........................................      102,364       6,576,887
   Fiserv Inc.+.............................................       32,487       2,078,518
   IMS Health Inc...........................................       76,944       2,192,904
   Intuit Inc.+.............................................       54,466       2,178,095
   Mercury Interactive Corp.+...............................       21,592       1,293,361
   Microsoft Corp.+.........................................    1,405,724     102,617,852
   Novell Inc.+.............................................       82,898         471,690
   Oracle Corp.+............................................    1,466,147      27,856,793
   Parametric Technology Corp.+.............................       69,027         965,688
   PeopleSoft Inc.+.........................................       76,756       3,778,698
   Siebel Systems Inc.+.....................................      118,399       5,552,913
   Yahoo! Inc.+*............................................      148,065       2,959,819
                                                                           --------------
                                                                              180,324,238
                                                                           --------------
  Telecommunication Equipment - 1.64%
   ADC Telecommunications Inc.+*............................      204,153       1,347,410
   Andrew Corp.+............................................       21,256         392,173
   Avaya Inc.+..............................................       74,105       1,015,239
   Comverse Technology Inc.+................................       44,680       2,574,462
   JDS Uniphase Corp.+......................................      343,808       4,297,600
   Lucent Technologies Inc..................................      889,552       5,515,222
   Motorola Inc.............................................      573,626       9,499,247
   Nortel Networks Corp.....................................      832,174       7,514,531
   QUALCOMM Inc.+...........................................      197,781      11,566,233

66    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                shares         value
                                                              -----------  --------------

   Scientific-Atlanta Inc...................................       42,557  $    1,727,814
   Tellabs Inc.+............................................      106,883       2,060,704
                                                                           --------------
                                                                               47,510,635
                                                                           --------------
  Telecommunications - 2.38%
   Cabletron Systems Inc.+..................................       49,303       1,126,574
   Citizen Communications Co.+*.............................       74,560         896,957
   Corning Inc..............................................      242,985       4,060,279
   Global Crossing Ltd.+*...................................      231,513       2,000,272
   Nextel Communications Inc. "A"+*.........................      199,829       3,497,008
   Qwest Communications International Inc...................      433,863      13,827,214
   Sprint Corp. (PCS Group)+*...............................      244,766       5,911,099
   Verizon Communications Inc...............................      706,383      37,791,491
                                                                           --------------
                                                                               69,110,894
                                                                           --------------
  Telephone - 3.33%
   Alltel Corp..............................................       81,757       5,008,434
   AT&T Corp................................................      901,155      19,825,410
   BellSouth Corp...........................................      489,506      19,712,407
   CenturyTel Inc.+.........................................       36,827       1,115,858
   SBC Communications Inc...................................      879,628      35,237,898
   Sprint Corp. (FON Group).................................      231,519       4,945,246
   WorldCom Inc.+...........................................      754,319      10,711,330
                                                                           --------------
                                                                               96,556,583
                                                                           --------------
  Textiles - 0.07%
   Cintas Corp.*............................................       44,127       2,040,874
                                                                           --------------
                                                                                2,040,874
                                                                           --------------
  Tobacco - 1.05%
   Philip Morris Companies Inc..............................      574,489      29,155,317
   UST Inc..................................................       42,611       1,229,753
                                                                           --------------
                                                                               30,385,070
                                                                           --------------
  Toys/Games/Hobbies - 0.10%
   Hasbro Inc...............................................       45,068         651,233
   Mattel Inc...............................................      112,562       2,129,673
                                                                           --------------
                                                                                2,780,906
                                                                           --------------
  Transportation - 0.48%
   Burlington Northern Santa Fe Corp........................      102,347       3,087,809
   CSX Corp.................................................       55,744       2,020,163
   FedEx Corp...............................................       80,204       3,224,201
   Norfolk Southern Corp....................................      100,489       2,080,122
   Union Pacific Corp.......................................       64,725       3,554,050
                                                                           --------------
                                                                               13,966,345
                                                                           --------------
  Trucking & Leasing - 0.01%
   Ryder System Inc.........................................       15,792         309,523
                                                                           --------------
                                                                                  309,523
                                                                           --------------
  Total Common Stocks (cost: $2,707,791,274)                                2,880,442,339
                                                                           --------------

                                                              face amount      value
                                                              -----------  --------------

SHORT TERM INSTRUMENTS - 3.91%
  Dreyfus Money Market Fund++...............................  $41,692,416  $   41,692,416
  Federal Home Loan Mortgage Corporation Discount Note
   3.86%, 07/03/01++........................................    6,685,522       6,685,522
  Goldman Sachs Financial Square Prime Obligation Fund++....   22,168,179      22,168,179
  Providian Temp Cash Money Market Fund++...................   41,792,428      41,792,428
  U.S. Treasury Bill 3.52%**, 09/27/01+++...................    1,400,000       1,387,956
                                                                           --------------
  Total Short Term Instruments (cost: $113,726,739)                           113,726,501
                                                                           --------------
REPURCHASE AGREEMENT - 0.74%
  Investors Bank & Trust Tri-Party Repurchase Agreement,
   dated 06/29/01, due 07/02/01, with a maturity value of
   $21,420,109 and an effective yield of 3.70%..............   21,413,506      21,413,506
                                                                           --------------
  Total Repurchase Agreement (cost: $21,413,506)                               21,413,506
                                                                           --------------
TOTAL INVESTMENTS IN SECURITIES - 103.86% (COST $2,842,931,519)
                                                                            3,015,582,346
OTHER ASSETS, LESS LIABILITIES - (3.86%)                                     (112,213,904)
                                                                           --------------
NET ASSETS - 100.00%                                                       $2,903,368,442
                                                                           ==============

*    Denotes all or part of security on loan. See Note 4.
**   Yield to Maturity.
+    Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.
+++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities                    JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS

  Investments at market value (Cost:
  $2,842,931,519) (Note 1)+.......................  $3,015,582,346
  Cash............................................             724
  Receivables:
    Investment securities sold....................       1,111,121
    Dividends and interest........................       2,573,663
    Due from broker--variation margin.............          95,175
                                                    --------------
  Total assets....................................   3,019,363,029
                                                    --------------

LIABILITIES

  Payables:
    Investment securities purchased...............       3,270,489
    Collateral for securities loaned (Note 4).....     112,338,545
    Advisory fees (Note 2)........................         385,553
                                                    --------------
  Total liabilities...............................     115,994,587
                                                    --------------

NET ASSETS........................................  $2,903,368,442
                                                    ==============

  +  Includes securities on loan with a market value of $108,650,593. See Note
     4.

S&P 500 Index Master Portfolio
Statement of Operations       FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NET INVESTMENT INCOME
  Dividends (Net of foreign withholding tax of
  $95,587)........................................  $  17,792,428
  Interest........................................        871,088
  Securities lending income.......................         66,618
                                                    -------------
  Total investment income.........................     18,730,134
                                                    -------------
  EXPENSES (NOTE 2)
    Advisory fees.................................        738,193
                                                    -------------
      Total expenses..............................        738,193
                                                    -------------
  Net investment income...........................     17,991,941
                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on sale of investments........     53,207,201
  Net realized loss on sale of futures
  contracts.......................................     (1,743,544)
  Net change in unrealized appreciation
  (depreciation) of investments...................   (284,704,909)
  Net change in unrealized appreciation
  (depreciation) of futures contracts.............        154,737
                                                    -------------
  Net loss on investments.........................   (233,086,515)
                                                    -------------
  Net decrease in net assets resulting from
  operations......................................  $(215,094,574)
                                                    =============

68    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                          For the Six Months  For the Year
                                          Ended               Ended
                                          June 30, 2001       December 31,
                                          (Unaudited)         2000
                                          ------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

  Net investment income.................    $   17,991,941    $    47,775,321
  Net realized gain.....................        51,463,657        854,753,964
  Net change in unrealized appreciation
  (depreciation)........................      (284,550,172)    (1,244,831,494)
                                            --------------    ---------------
  Net decrease in net assets resulting
  from operations.......................      (215,094,574)      (342,302,209)
                                            --------------    ---------------

INTERESTHOLDER TRANSACTIONS:

  Contributions.........................       550,527,912      1,599,306,476
  Withdrawals...........................      (660,154,579)    (2,856,439,610)
                                            --------------    ---------------
  Net decrease in net assets resulting
  from interestholder transactions......      (109,626,667)    (1,257,133,134)
                                            --------------    ---------------
  Decrease in net assets................      (324,721,241)    (1,599,435,343)

NET ASSETS:

  Beginning of period...................     3,228,089,683      4,827,525,026
                                            --------------    ---------------
  End of period.........................    $2,903,368,442    $ 3,228,089,683
                                            ==============    ===============

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                              STATEMENTS.     69

S&P 500 Index Master Portfolio
Notes to the Financial Statements                      JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

  These financial statements relate to the S&P 500 Index Master Portfolio (the "Master Portfolio").

  The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

  FEDERAL INCOME TAXES

  MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

  It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  FUTURES CONTRACTS

  The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell

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a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

  As of June 30, 2001, open futures contracts outstanding were as follows:

Number of                       Futures  Expiration  Notional        Net Unrealized
Contracts                       Index    Date        Contract Value  Depreciation
-----------------------------------------------------------------------------------
81                              S&P 500   09/21/01   $ 24,941,925      $ (568,363)

 The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $1,400,000.

  REPURCHASE AGREEMENTS

  The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

  The repurchase agreement held by the Master Portfolio at June 30, 2001 was fully collateralized by U.S. Government obligations with a rate of 6.75%, a maturity date of 05/15/05 and an aggregate market value of $21,843,847.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

  Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

  MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

                                                                              71
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S&P 500 Index Master Portfolio
Notes to the Financial Statements                      JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
(continued)

  Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the six months ended June 30, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

  Certain officers and trustees of MIP are also officers of Stephens. As of June 30, 2001, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Investment transactions (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases at cost.................................  $122,953,122
Sales proceeds....................................   176,817,818

 At June 30, 2001, the cost of investments for federal income tax purposes was $2,842,931,519. Net unrealized appreciation aggregated $172,650,827, of which $540,830,019 represented gross unrealized appreciation on securities and $368,179,192 represented gross unrealized depreciation on securities.

4. PORTFOLIO SECURITIES LOANED

  The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The collateral is maintained at a value equal to at least 100% of the current market value of the loaned securities. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

  As of June 30, 2001, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in U.S. Government Agency obligations and money market mutual funds. The market value of the securities on loan at June 30, 2001 was $108,650,593 and the value of the related collateral was $112,338,545.

5. FINANCIAL HIGHLIGHTS

  Financial highlights for the Master Portfolio were as follows:

                           Six Months      For the        For the        For the       For the       For the       For the
                           Ended           Year Ended     Period Ended   Year Ended    Year Ended    Year Ended    Year Ended
                           June 30, 2001   December 31,   December 31,   February 28,  February 28,  February 28,  February 29,
                           (Unaudited)     2000           1999 *         1999          1998          1997          1996
                           ----------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets+....  0.05%           0.05%          0.05%          0.05%         0.05%         0.05%         0.05%
Ratio of net investment
  income to average net
  assets+................  1.21%           1.22%          1.44%          1.61%         1.89%         2.31%         2.68%
Portfolio turnover
  rate...................  4%              10%            7%             11%           6%            4%            2%
Total return.............  -6.71%++        -9.19%         19.82%++       19.65%        34.77%        25.97%        34.50%

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
+    Annualized for periods of less than one year.
++   Not annualized.

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